UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2018

MFS® Municipal Series Trust

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® Municipal Series Trust

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.5%
Universities – Colleges	13.1%
State & Local Agencies	12.4%
Water & Sewer Utility Revenue	12.3%
General Obligations – General Purpose	9.2%

Composition including fixed income credit quality (a)(i)
AAA	3.3%
AA	29.9%
A	46.7%
BBB	8.0%
BB	0.6%
CC	0.6%
C	2.1%
D	0.7%
Not Rated	7.2%
Cash & Cash Equivalents	0.9%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.3 yrs.

Jurisdiction (i)
Alabama	75.4%
Puerto Rico	5.5%
New York	3.3%
California	2.7%
Guam	2.3%
Massachusetts	1.8%
Illinois	1.7%
Colorado	1.2%
Pennsylvania	1.1%
Florida	0.8%
New Hampshire	0.7%
Texas	0.6%
Virginia	0.5%
Oklahoma	0.3%
South Carolina	0.3%
New Jersey	0.3%
Indiana	0.3%
Nebraska	0.2%
Michigan	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.5%
Healthcare Revenue – Hospitals	15.9%
Water & Sewer Utility Revenue	13.1%
Sales & Excise Tax Revenue	11.5%
Utilities – Municipal Owned	7.5%

Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	44.5%
A	39.4%
BBB	5.5%
BB	1.6%
CC	0.4%
C	1.7%
D	1.0%
Not Rated	1.4%
Cash & Cash Equivalents	(0.1)%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	14.1 yrs.

Jurisdiction (i)
Arkansas	71.9%
Puerto Rico	5.8%
Guam	4.9%
California	2.8%
New York	2.5%
Massachusetts	1.5%
Georgia	1.3%
Pennsylvania	1.3%
Illinois	1.1%
Colorado	1.1%
Kentucky	1.0%
Virginia	0.9%
Texas	0.8%
Indiana	0.8%
New Hampshire	0.6%
New Jersey	0.5%
Michigan	0.4%
South Carolina	0.3%
Tennessee	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.8%
General Obligations – Schools	13.9%
Universities – Colleges	9.3%
Tax Assessment	8.3%
General Obligations – General Purpose	7.5%

Composition including fixed income credit quality (a)(i)
AAA	5.5%
AA	33.6%
A	32.1%
BBB	16.6%
BB	1.9%
B	1.1%
CC	0.3%
C	2.2%
D	1.0%
Not Rated	5.7%
Cash & Cash Equivalents (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	7.1
Average Effective Maturity (m)	16.8 yrs.

Jurisdiction (i)
California	91.7%
Puerto Rico	5.3%
Guam	1.0%
Illinois	0.8%
Ohio	0.6%
Pennsylvania	0.6%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.8%
Universities – Colleges	19.5%
Water & Sewer Utility Revenue	15.1%
General Obligations – General Purpose	7.1%
Utilities – Municipal Owned	6.6%

Composition including fixed income credit quality (a)(i)
AAA	5.5%
AA	35.5%
A	41.8%
BBB	8.4%
BB	1.6%
B	0.1%
CC	0.5%
C	1.6%
D	0.7%
Not Rated	4.9%
Cash & Cash Equivalents	(0.6)%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	13.1 yrs.

Jurisdiction (i)
Georgia	78.1%
Puerto Rico	6.3%
Guam	2.3%
California	2.3%
Illinois	1.8%
New York	1.6%
Florida	1.0%
Colorado	0.9%
Pennsylvania	0.9%
Tennessee	0.6%
Massachusetts	0.6%
Texas	0.5%
Wisconsin	0.5%
North Carolina	0.5%
Kentucky	0.5%
New Hampshire	0.4%
Virginia	0.4%
Oklahoma	0.3%
Michigan	0.3%
New Jersey	0.3%
Indiana	0.2%
U.S. Virgin Islands	0.2%
Louisiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	21.9%
General Obligations – General Purpose	13.6%
Universities – Colleges	8.0%
Water & Sewer Utility Revenue	7.2%
State & Agency – Other	6.9%

Composition including fixed income credit quality (a)(i)
AAA	14.6%
AA	24.1%
A	30.7%
BBB	16.5%
BB	1.9%
CC	0.1%
C	2.2%
D	0.5%
Not Rated	8.5%
Cash & Cash Equivalents	0.9%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.8 yrs.

Jurisdiction (i)
Maryland	73.9%
Puerto Rico	6.3%
Washington DC	3.0%
Illinois	1.9%
New York	1.9%
Guam	1.6%
Tennessee	1.3%
California	1.2%
Kentucky	1.2%
Colorado	1.1%
Indiana	1.0%
Pennsylvania	0.8%
Florida	0.7%
New Hampshire	0.6%
Texas	0.6%
Georgia	0.5%
U.S. Virgin Islands	0.5%
Washington	0.5%
Nebraska	0.2%
Virginia	0.1%
Michigan	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.3%
Healthcare Revenue – Hospitals	16.8%
General Obligations – General Purpose	9.9%
Miscellaneous Revenue – Other	6.9%
State & Local Agencies	6.1%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	42.4%
A	23.6%
BBB	18.9%
BB	3.6%
B	0.2%
CC	0.7%
C	1.9%
D	0.6%
Not Rated	3.3%
Cash & Cash Equivalents	0.1%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	16.0 yrs.

Jurisdiction (i)
Massachusetts	82.8%
Puerto Rico	5.3%
Illinois	2.2%
California	1.9%
Guam	1.6%
Pennsylvania	0.9%
Colorado	0.9%
Florida	0.9%
Tennessee	0.8%
Texas	0.6%
Kentucky	0.5%
New York	0.5%
New Hampshire	0.3%
Louisiana	0.2%
Washington	0.2%
New Jersey	0.2%
Wisconsin	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2018, Class A shares, at net asset value, of the municipal bond funds of Alabama, Arkansas, Georgia, Maryland and Massachusetts underperformed the Bloomberg Barclays Municipal Bond Index, while the municipal bond fund of California outperformed the same benchmark over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what had been high levels of investor confidence, leading to a correction in what had been elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve (“Fed”) raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility. Concerns that US technology giants have been careless with private user data are contributing to the volatility as well.

10-Year US Treasury yields were largely range-bound during the first half of the reporting period before spiking higher during the latter half of the reporting period, with most of the rise occurring during the first quarter of 2018. The surge in yields was primarily due to the passage of the Tax Cuts and Jobs Act, which cut individual and corporate tax rates, as well as a larger-than-expected fiscal spending package. This led investors to increase expectations for better economic growth and a potential increase in inflationary pressures, pushing bond yields higher. Yields moderated, however, towards the end of the reporting period due to increased equity market volatility and concerns about escalating trade wars.

The Fed, continuing its efforts to normalize monetary policy, raised the Federal Funds rate three times during the reporting period, including one rate increase under new Federal Reserve Chairman Jerome Powell, who replaced Janet Yellen in February 2018. Generally, markets viewed the transition to the new Fed chairman without much concern – having served as a Fed governor since 2012, Powell is a known quantity among investors.

Another major event that occurred during the period was Hurricane Maria making landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, declined in the weeks following the Hurricane, but have since recovered somewhat.

For the reporting period, the municipal market largely took its cue from the direction of US Treasury rates. Yields were largely range-bound early in the period, and then accelerated higher towards the end of the reporting period, pushed higher by the same factors impacting US Treasury yields – optimism over stronger US growth in the wake of the tax reform and increased fiscal spending. Yields moderated in the last six weeks of the reporting period amid an increase in equity market volatility and concerns about the impact of a trade war on the global economy.

Against this backdrop, the municipal yield curve flattened, with yields on shorter-dated municipal bonds rising more than yields on longer-dated bonds. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds, and lower-quality bonds outperforming higher-quality.

The US economic backdrop appears supportive of municipal bond fundamentals; valuations appear tight within the context of longer-term municipal performance, but on a tax-adjusted basis, municipal bonds offer satisfactory relative value compared with broader fixed income markets.

8

Management Review – continued

Factors Affecting Performance

Within all funds, an out-of-benchmark exposure to Ambac-insured Puerto Rican bonds hindered performance relative to the Bloomberg Barclays Municipal Bond Index.

In contrast, a shorter relative duration (d) stance in all funds, with the exception of the municipal bond funds of California and Massachusetts, positively impacted relative performance as interest rates rose during the reporting period. In all funds, a larger-than-benchmark exposure to the health care sector, and lesser exposure to general obligation bonds issued by the states, also helped relative results. Within all funds, with the exception of the municipal bond fund of Georgia, an out-of-benchmark exposure to non-rated (r) securities, and a lesser exposure to “AA” rated securities, across all funds, also aided relative returns. Lastly, within the municipal bond fund of California, strong security selection in the local sector, and the fund’s yield curve (y) positioning, particularly its greater exposure to shifts in the long end of the yield curve, bolstered relative performance and helped the fund outperform the benchmark.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/18

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/90	2.35%	2.27%	3.88%	N/A
B	9/07/93	1.59%	1.50%	3.10%	N/A
I	4/01/16	2.55%	N/A	N/A	1.37%
R6	8/01/17	N/A	N/A	N/A	0.25%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.00)%	1.38%	3.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.37)%	1.15%	3.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/03/92	2.12%	1.97%	3.58%	N/A
B	9/07/93	1.47%	1.21%	2.79%	N/A
I	4/01/16	2.32%	N/A	N/A	1.01%
R6	8/01/17	N/A	N/A	N/A	0.09%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.22)%	1.09%	3.13%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.50)%	0.84%	2.79%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/18/85	3.47%	3.37%	4.84%	N/A
B	9/07/93	2.69%	2.59%	4.04%	N/A
C	1/03/94	2.54%	2.44%	3.89%	N/A
I	4/01/16	3.63%	N/A	N/A	1.90%
R6	8/01/17	N/A	N/A	N/A	0.61%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.93)%	2.48%	4.38%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.30)%	2.23%	4.04%	N/A
C With CDSC (1% for 12 months) (v)		1.54%	2.44%	3.89%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	2.15%	2.11%	3.81%	N/A
B	9/07/93	1.40%	1.35%	3.02%	N/A
I	4/01/16	2.40%	N/A	N/A	1.29%
R6	8/01/17	N/A	N/A	N/A	(0.05)%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.19)%	1.23%	3.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.56)%	0.99%	3.02%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	2.39%	2.00%	3.74%	N/A
B	9/07/93	1.62%	1.24%	2.97%	N/A
I	4/01/16	2.62%	N/A	N/A	1.70%
R6	8/01/17	N/A	N/A	N/A	0.35%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.96)%	1.12%	3.29%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.34)%	0.88%	2.97%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	4/09/85	2.60%	2.24%	4.03%	N/A
B	9/07/93	1.81%	1.45%	3.25%	N/A
I	4/01/16	2.76%	N/A	N/A	1.53%
R6	8/01/17	N/A	N/A	N/A	0.26%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.76)%	1.35%	3.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.14)%	1.10%	3.25%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

15

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2017 through March 31, 2018

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period

October 1, 2017 through March 31, 2018.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.90%	$1,000.00	$994.96	$4.48
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$991.25	$8.19
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30
I	Actual	0.65%	$1,000.00	$996.13	$3.23
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.58%	$1,000.00	$996.46	$2.89
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

16

Expense Tables – continued

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.77%	$1,000.00	$994.08	$3.83
	Hypothetical (h)	0.77%	$1,000.00	$1,021.09	$3.88
B	Actual	1.52%	$1,000.00	$990.42	$7.54
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
I	Actual	0.67%	$1,000.00	$994.40	$3.33
	Hypothetical (h)	0.67%	$1,000.00	$1,021.59	$3.38
R6	Actual	0.61%	$1,000.00	$995.83	$3.04
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.71%	$1,000.00	$999.11	$3.54
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
B	Actual	1.46%	$1,000.00	$993.75	$7.26
	Hypothetical (h)	1.46%	$1,000.00	$1,017.65	$7.34
C	Actual	1.61%	$1,000.00	$993.05	$8.00
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
I	Actual	0.61%	$1,000.00	$998.45	$3.04
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R6	Actual	0.55%	$1,000.00	$998.81	$2.74
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.90%	$1,000.00	$994.45	$4.48
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$990.85	$8.19
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30
I	Actual	0.65%	$1,000.00	$995.60	$3.23
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.59%	$1,000.00	$995.95	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

17

Expense Tables – continued

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.82%	$1,000.00	$996.05	$4.08
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
B	Actual	1.58%	$1,000.00	$993.23	$7.85
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$998.06	$2.89
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.52%	$1,000.00	$998.41	$2.59
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.87%	$1,000.00	$997.40	$4.33
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.64%	$1,000.00	$993.62	$8.15
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.64%	$1,000.00	$998.58	$3.19
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
R6	Actual	0.57%	$1,000.00	$998.97	$2.84
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Maryland Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

18

PORTFOLIO OF INVESTMENTS

3/31/18

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.6%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/2030	$1,000,000	$1,067,310
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	76,572
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	48,746
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	345,000	355,564
		$1,548,192
General Obligations - General Purpose - 9.1%
Auburn, AL, “H”, 5.625%, 12/01/2033 (Prerefunded 12/01/2018)	$1,000,000	$1,026,810
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	475,000	416,984
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	145,000	147,127
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	150,000	154,319
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,823
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	260,000	280,280
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	60,000	64,918
Jasper, AL, General Obligation Warrants, 5%, 3/01/2032	500,000	555,790
Madison, AL, General Obligation School Warrants, 5.15%, 2/01/2039 (Prerefunded 2/01/2019)	795,000	817,697
Madison, AL, General Obligation School Warrants, 5.15%, 2/01/2039	205,000	210,303
Mobile County, AL, General Obligation Warrants, 5%, 8/01/2036	500,000	575,110
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	140,000	140,610
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	115,000	120,346
State of California, 6%, 11/01/2039	550,000	586,658
State of Illinois, 5%, 11/01/2027	130,000	135,213
State of Illinois, “D”, 5%, 11/01/2028	140,000	145,282
		$5,398,270
General Obligations - Schools - 8.6%
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029	$200,000	$230,148
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030	1,000,000	1,150,740

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Madison County, AL, Board of Education Capital Outlay Tax Anticipation Warrants, ASSD GTY, 5.125%, 9/01/2034 (Prerefunded 9/01/2018)	$500,000	$507,390
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	270,000	277,700
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	570,000	271,725
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/2031	500,000	537,880
Sumter County, AL, School Warrants, 5.2%, 2/01/2039	1,000,000	1,003,300
Tuscaloosa, AL, Board of Education, School Tax Warrants, 5%, 8/01/2036	1,000,000	1,135,330
		$5,114,213
Healthcare Revenue - Hospitals - 16.3%
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 11/01/2025	$1,215,000	$1,226,093
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), “C”, 5%, 11/15/2046	500,000	563,870
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 5%, 6/01/2031	750,000	842,903
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 6/01/2039 (Prerefunded 6/01/2019)	750,000	787,260
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	220,000	198,539
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	200,000	207,438
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/2036	300,000	307,629
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	556,830
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	435,000	469,134
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2030	500,000	551,905
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/2030 (Prerefunded 6/01/2020)	1,000,000	1,066,630
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	255,000	272,886

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/2030 (Prerefunded 2/03/2020)	$500,000	$531,145
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	370,000	393,095
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	55,096
UAB Medicine Financing Authority Rev., “B”, 5%, 9/01/2035	1,000,000	1,152,490
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 9/01/2025 (Prerefunded 9/01/2018)	500,000	507,440
		$9,690,383
Healthcare Revenue - Long Term Care - 1.8%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$274,533
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	750,000	809,722
		$1,084,255
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$290,000	$359,873

Industrial Revenue - Paper - 1.0%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	$250,000	$267,185
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	300,000	332,427
		$599,612
Miscellaneous Revenue - Other - 1.7%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$69,727
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	95,000	101,675
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	260,000	275,592
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	544,594
		$991,588

Issuer	Shares/Par	Value ($)
Port Revenue - 2.8%
Alabama Port Authority Docks Facilities Rev., 6%, 10/01/2040 (Prerefunded 10/01/2020)	$500,000	$551,385
Alabama Port Authority Docks Facilities Rev., Revenue Refunding, “A”, AGM, 5%, 10/01/2035	1,000,000	1,122,000
		$1,673,385
Sales & Excise Tax Revenue - 5.3%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$425,000	$463,628
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	325,000	349,326
Jefferson County, AL, Limited Obligation Warrants, 5%, 9/15/2033	500,000	572,065
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	515,000	631,941
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	30,000	30,386
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	185,000	23,824
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	95,000	24,728
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	75,000	18,463
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	190,000	44,152
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	75,000	16,472
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	45,000	9,369
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	30,000	5,923
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	645,000	120,783
Tuscaloosa County, AL, Board of Education,
School Tax Warrants, 5%, 2/01/2037	750,000	854,933
		$3,165,993
Secondary Schools - 0.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A“, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$190,000	$204,334

State & Local Agencies - 12.2%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/2029	$1,000,000	$1,042,660
Alabama Public Health Care Authority Lease Rev. (Department Of Public Health Facilities), 5%, 9/01/2030	280,000	314,527

20

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/2029 (Prerefunded 5/01/2019)	$1,000,000	$1,036,170
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025	800,000	904,944
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/2032	500,000	533,135
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/2030	385,000	409,952
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	315,000	327,817
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/2030	35,000	39,049
Huntsville, AL, Public Building Authority Lease Redunding Rev., 5%, 10/01/2033	500,000	583,890
Montgomery County, AL, Public Building Authority Rev. Refunding Warrants (Facilities Project), 5%, 3/01/2027	1,050,000	1,193,388
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,320
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	255,000	290,455
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	185,000	188,112
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	350,000	391,135
		$7,266,554
Tax - Other - 1.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$95,000	$100,788
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	30,000	31,950
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	90,000	94,873
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	55,000	57,814
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	55,000	57,652
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	30,000	31,380
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	85,000	88,100
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	70,000	67,756
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	105,000	108,460

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	$215,000	$221,882
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	190,000	195,677
		$1,056,332
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$90,000	$100,680
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	196,674
		$297,354
Transportation - Special Tax - 3.8%
Alabama Federal Aid Highway Finance Authority Special Obligation, “A”, 5%, 9/01/2035	$500,000	$579,885
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	135,000	143,856
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	125,000	125,105
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	325,000	315,127
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	310,000	331,840
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	120,000	114,110
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2029	105,000	114,371
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	325,000	332,663
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	50,000	53,210
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	5,000	5,328
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	30,000	29,013
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	105,000	116,612
		$2,261,120

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 12.9%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/2034	$1,300,000	$1,341,613
Alabama State University Rev., General Tuition
& Fee, ASSD GTY, 5.75%, 9/01/2039	1,000,000	1,054,920
Auburn University, General Fee Rev., “A”, 4%, 6/01/2036	1,000,000	1,044,590
Homewood, AL, Educational Building Authority Facilities Rev. (Samford University), “A”, 5%, 12/01/2034	500,000	561,660
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/2038 (Prerefunded 12/01/2018)	110,000	112,552
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/2038 (Prerefunded 12/01/2018)	890,000	910,648
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, 5%, 7/01/2036	600,000	676,086
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	275,000	241,618
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	65,000	60,917
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	566,395
University of South Alabama, Facilities Rev., AGM, 4%, 11/01/2035	500,000	522,150
University of South Alabama, Facilities Rev., BAM, 5%, 10/01/2036	500,000	569,235
		$7,662,384
Universities - Dormitories - 0.4%
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	$90,000	$95,719
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing
Project), 5.25%, 8/01/2057	100,000	107,469
		$203,188
Utilities - Municipal Owned - 2.6%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/2037	$1,000,000	$1,058,260
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	230,000	250,431
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	130,000	136,028
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.625%, 7/01/2023	10,000	9,851

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.65%, 7/01/2024	$50,000	$48,903
Puerto Rico Electric Power Authority Rev., ”SS“, ASSD GTY, 4.375%, 7/01/2030	5,000	4,920
Puerto Rico Electric Power Authority Rev., ”UU“, ASSD GTY, 4.25%, 7/01/2027	30,000	29,975
		$1,538,368
Utilities - Other - 1.3%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	$40,000	$47,311
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	75,000	90,174
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	500,000	609,650
		$747,135
Water & Sewer Utility Revenue - 12.2%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036	$1,000,000	$1,144,140
Birmingham, AL, Waterworks Board Subordinate Rev., “B”, 5%, 1/01/2043	500,000	567,335
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030	500,000	570,785
Birmingham, AL, Waterworks Board Water Rev., “A”, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	280,000	287,373
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	470,000	482,375
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	10,000	10,015
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,135,800
Gadsden, AL, Water Works and Sewer Rev., AGM, 4%, 6/01/2033	1,000,000	1,039,820
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	25,000	26,833
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	127,529
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	48,905
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	47,656
Jefferson County, AL, Senior Lien Sewer Rev., Current Interest Warrants, “A”, AGM, 5%, 10/01/2044	750,000	821,745
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, ”D“, 5%, 10/01/2021	300,000	322,653
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	15,000	16,543

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	$20,000	$21,868
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	10,000	11,101
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	20,000	22,165
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032	500,000	544,520
		$7,249,161
Total Municipal Bonds (Identified Cost, $56,845,838)		$58,111,694

Investment Companies (h) - 0.5%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $305,753)	305,813	$305,782

Other Assets, Less Liabilities - 1.6%		971,274
Net Assets - 100.0%		$59,388,750

See Portfolio Footnotes and Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS

3/31/18

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.7%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$257,064
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	173,320
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,030,000	1,061,539
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	660,000	736,494
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	104,583
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	115,922
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,170
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	135,816
		$2,671,908
General Obligations - General Purpose - 5.0%
Arkansas Higher Education, 4%, 6/01/2029	$2,000,000	$2,158,400
Arkansas Water, Waste Disposal and Pollution Abatement Facilities, “A”, 4%, 7/01/2032	1,000,000	1,080,880
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”G“, 3%, 9/01/2046	1,280,000	1,123,661
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	475,000	481,968
Commonwealth of Puerto Rico, Public Improvement Refunding, ”A-4“, AGM, 5%, 7/01/2031	130,000	134,355
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	430,000	442,380
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5.25%, 7/01/2030	60,000	62,468
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	515,000	555,170
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	65,000	70,327
Puerto Rico Public Buildings Authority Rev., ”H“, AMBAC, 5.5%, 7/01/2018	610,000	612,660
State of California, 6%, 11/01/2039	1,160,000	1,237,314
		$7,959,583

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 5.2%
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	$3,000,000	$3,099,120
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	40,000	45,047
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	40,000	44,949
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	35,000	39,244
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	15,000	16,795
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,245
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	625,556
Crittenden County, AR, Earle Special School District Refunding and Construction, 4%, 2/01/2048	2,060,000	2,108,060
Pulaski County, AR, Special School District Construction, 4%, 2/01/2041	2,000,000	2,061,660
		$8,325,676
Healthcare Revenue - Hospitals - 15.8%
Arkansas Development Finance Authority Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	$1,000,000	$1,135,210
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,500,000	1,687,005
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,810,405
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	600,000	541,470
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	555,000	575,640
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	550,190
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	420,000	452,957
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	510,000	545,771
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/2028	1,000,000	1,049,800
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 11/01/2032 (Prerefunded 11/01/2018)	1,085,000	1,108,002

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/2026	$2,150,000	$2,247,244
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	545,000	596,503
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	395,000	432,928
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	510,000	551,478
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	355,000	377,159
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	490,000	521,487
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), 5%, 3/01/2035	1,500,000	1,703,610
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), 5%, 3/01/2036	1,500,000	1,700,055
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), AGM, 4%, 3/01/2020	1,000,000	1,040,180
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2034 (Prerefunded 3/01/2019)	750,000	775,853
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2039 (Prerefunded 3/01/2019)	1,925,000	1,991,355
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/2043	750,000	727,058
Springdale, AR, Public Facilities Board Hospital Rev. (Children’s Northwest Project), 5%, 3/01/2040	2,820,000	3,167,311
		$25,288,671
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$118,063

Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	$2,525,000	$2,848,478

Miscellaneous Revenue - Other - 1.4%
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	$1,615,000	$1,776,807
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	230,000	270,476

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$180,000	$208,796
		$2,256,079
Sales & Excise Tax Revenue - 11.4%
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	$1,310,000	$1,324,882
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 11/01/2025	85,000	85,187
Cabot, AR, Sales & Use Tax, 5%, 6/01/2026	700,000	780,269
Cabot, AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,445,093
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	1,145,000	1,249,069
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	760,000	816,886
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	917,099
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,227,867
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	380,000	426,960
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,268,317
Guam Government Business Privilege Tax Rev., ”D“, 5%, 11/15/2031	1,180,000	1,243,295
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2029	1,000,000	1,240,350
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	4,635,000	596,895
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	340,000	79,009
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	90,000	17,769
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,865,000	349,240
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/2023	1,000,000	1,104,530
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028	1,000,000	1,112,980
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	1,945,303
		$18,231,000
Single Family Housing - State - 0.2%
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/2031	$375,000	$375,799

State & Local Agencies - 5.2%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,860,759

25

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/2034 (Prerefunded 5/15/2019)	$500,000	$519,420
Arkansas Development Finance Authority State Agencies Facilities Rev., Crossover Refunding Bonds (900 West Capitol Building Project), 4%, 4/01/2028	500,000	541,210
Arkansas Development Finance Authority State Agencies Facilities Rev., Crossover Refunding Bonds (900 West Capitol Building Project), 4%, 4/01/2029	500,000	537,525
Arkansas Development Finance Authority State Agencies Facilities Rev., Crossover Refunding Bonds (900 West Capitol Building Project), 4%, 4/01/2030	500,000	535,490
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	840,000	874,180
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	1,315,000	1,165,761
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	710,000	808,718
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	525,000	533,830
		$8,376,893
Tax - Other - 4.7%
Fayetteville, AR, Liberty Improvement Bonds, 4%, 1/01/2037	$2,000,000	$2,094,660
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	490,000	519,856
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	65,000	69,226
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,366,450
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	210,000	203,269
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	750,000	774,007
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	590,000	607,629
		$7,635,097
Tobacco - 1.6%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2027	$2,470,000	$1,858,626

Issuer	Shares/Par	Value ($)
Tobacco - continued
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2028	$500,000	$361,180
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	425,000	426,623
		$2,646,429
Transportation - Special Tax - 3.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	$45,000	$47,831
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	80,000	85,098
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	400,000	426,240
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	20,000	19,314
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AMBAC, 5.25%, 7/01/2038	1,075,000	1,042,341
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	830,000	888,473
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	480,000	456,442
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	75,000	74,360
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	215,000	228,801
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	360,000	383,594
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	350,000	338,488
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	445,000	428,335
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	310,000	344,283
		$4,763,600
Universities - Colleges - 21.1%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,685,375
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	584,730

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	$860,000	$755,605
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	85,000	75,438
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	120,400
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	60,000	42,450
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	30,000	20,663
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024	1,000,000	1,040,020
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 5%, 4/01/2041	1,000,000	1,086,300
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,143,420
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	340,000	373,599
University Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029	605,000	678,495
University Arkansas Auxiliary Enterprises Rev., “A”, 5%, 5/01/2029	200,000	221,724
University of Arkansas Board of Trustees, Stundent Housing System Refunding and Improvement Rev., “A”, BAM, 5%, 11/01/2023	1,760,000	1,999,501
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2022	505,000	568,357
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2023	520,000	595,436
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 10/01/2025	780,000	888,116
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,282,260
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,448,362
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026	1,000,000	1,103,430
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2033 (Prerefunded 11/01/2018)	1,000,000	1,019,640
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2038 (Prerefunded 11/01/2018)	1,000,000	1,019,640
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2046	1,540,000	1,756,385
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/2028 (Prerefunded 6/01/2019)	860,000	892,878

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2023	$250,000	$264,293
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2024	250,000	263,305
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2025	500,000	524,995
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2026	305,000	319,158
University of Arkansas Rev. (Student Fee- UALR Campus), 5%, 10/01/2029	600,000	699,570
University of Arkansas, University Facilities Rev. (Fayetteville Campus), 5%, 11/01/2047	1,500,000	1,730,550
University of Arkansas, University Facilities Rev. (Fayetteville Campus), “A”, 5%, 9/15/2035	2,000,000	2,306,260
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,131,700
University of Arkansas, University Rev. (Monticello Campus), 4%, 12/01/2035	600,000	606,714
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/2019	320,000	331,139
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/2040	1,950,000	1,986,192
University of Virginia, Rector and Visitors General Rev. Pledge Refunding, “A”, 5%, 4/01/2047	1,155,000	1,336,901
		$33,903,001
Utilities - Municipal Owned - 7.4%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$1,143,420
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032	1,130,000	1,240,830
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	1,000,000	1,131,280
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036	1,165,000	1,275,186
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	450,000	489,974
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	790,000	860,176
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	3,040,844
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	245,000	256,361
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2021	1,040,000	1,078,126
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2022	1,090,000	1,129,959
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	135,000	139,180
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	30,000	29,013
		$11,814,349

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$329,595
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	155,000	172,627
		$502,222
Water & Sewer Utility Revenue - 12.9%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$1,121,837
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2022	1,500,000	1,642,935
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	869,476
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	1,500,000	1,635,690
Central Arkansas Water Rev., 5%, 10/01/2023	1,275,000	1,458,804
City of Fort Smith, AR, Water and Sewer Rev., AGM, 5%, 10/01/2032	1,220,000	1,239,679
City of Fort Smith, AR, Water and Sewer Rev., BAM, 5%, 10/01/2029	1,000,000	1,153,850
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,054
Conway, AR, Water Rev., 4%, 12/01/2023	500,000	530,875
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,660,659
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	487,478
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	91,233
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	395,000	419,782
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	140,000	152,149
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	140,000	148,263
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2020	500,000	536,115
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2021	650,000	710,066
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/2037	1,260,000	1,318,602

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Little Rock, AR, Sewer Rev., 5.5%, 10/01/2030 (Prerefunded 10/01/2018)	$750,000	$764,685
Little Rock, AR, Sewer Rev., 5.75%, 10/01/2038 (Prerefunded 10/01/2018)	1,000,000	1,020,810
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	50,000	55,144
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	65,000	71,071
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	30,000	33,302
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	75,000	83,120
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	2,415,000	2,067,868
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/2038	1,325,000	1,396,961
		$20,705,508
Total Municipal Bonds (Identified Cost, $156,202,514)		$158,422,356

Investment Companies (h) - 0.0%
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $41,877)	41,886	$41,881

Other Assets, Less Liabilities - 1.2%		1,847,700
Net Assets - 100.0%		$160,311,937

See Portfolio Footnotes and Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS

3/31/18

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.7%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	$615,000	$677,176
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	165,000	179,596
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	3,000,000	3,199,080
Orange County, CA, Airport Rev., “A”, 5%, 7/01/2031	1,310,000	1,360,173
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2021	1,500,000	1,607,145
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2042	665,000	749,329
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2047	665,000	747,640
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	934,651
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	3,000,000	3,347,700
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”D“, 5%, 5/01/2025 (Prerefunded 5/03/2021)	570,000	625,182
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”D“, 5%, 5/01/2025	1,430,000	1,564,592
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	1,000,000	1,131,940
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2047	2,000,000	2,232,760
San Jose, CA, Airport Rev., ”A-2“, 5.25%, 3/01/2034	2,560,000	2,789,555
		$21,146,519
General Obligations - General Purpose - 7.4%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$820,000	$832,029
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	80,000	82,303
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	85,000	91,630
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	95,000	102,786
Marin County, CA, Healthcare District (Election of 2013), “A”, 4%, 8/01/2047	7,980,000	8,320,746
Puerto Rico Public Buildings Authority Rev., ”H“, AMBAC, 5.5%, 7/01/2018	470,000	472,049
Puerto Rico Public Buildings Authority Rev., ”M-2“, AMBAC, 10%, 7/01/2035	400,000	418,596

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
State of California, 5%, 8/01/2034 (Prerefunded 8/01/2018)	$1,235,000	$1,249,499
State of California, 5%, 8/01/2034	965,000	976,329
State of California, 5.25%, 4/01/2035	2,545,000	2,846,481
State of California, 6%, 11/01/2039	3,000,000	3,199,950
State of California, 5.5%, 3/01/2040	3,670,000	3,921,028
State of California, 5.25%, 11/01/2040	2,775,000	3,004,826
State of California, Various Purpose General Obligation Refunding, “C”, 4%, 8/01/2037	1,700,000	1,796,220
		$27,314,472
General Obligations - Schools - 13.8%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$4,335,000	$3,080,061
Centinela Valley, CA, Union High School District, General Obligation (2022 Crossover), “B”, AGM, 3%, 8/01/2044	2,485,000	2,240,501
Contra Costa County, CA, Lafayette School District (Election of 2016), “A”, 2.25%, 8/01/2032	400,000	349,996
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	1,945,000	2,047,093
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038	2,465,000	2,758,039
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,336,808
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	870,000	608,696
Madera, CA, Unified School District (Election of 2006), Capital Appreciation, NATL, 0%, 8/01/2028	1,230,000	877,199
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	937,667
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	1,570,000	1,614,776
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	500,000	283,765
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	1,030,104
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”AGM, 0% to 8/01/2019, 6% to 8/01/2030	3,000,000	2,825,070
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, 0% to 8/01/2028, 6.25% to 8/01/2043	4,145,000	3,414,527

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	$3,385,000	$2,341,574
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	974,188
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	965,705
Orange County, CA, Anaheim Elementary School District (Election of 2010), 2.75%, 8/01/2038	490,000	428,353
Oxnard, CA School District (Ventura County), “A”, BAM, 5%, 8/01/2045	2,590,000	2,965,550
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2033	500,000	584,830
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2034	1,400,000	1,629,586
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2035	1,105,000	1,280,861
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	600,000	685,956
San Diego, CA, Community College District (Election of 2002), Convertible Capital Appreciation, 0% to 8/01/2019, 6% to 8/01/2033	2,000,000	2,337,300
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, ”G“, 0%, 7/01/2034	1,235,000	585,822
San Diego, CA, Unified School District (Election of 2012), “I”, 4%, 7/01/2047	2,145,000	2,244,528
San Joaquin, CA, Delta Community College District (Election of 2004), Capital Appreciation, “B”, AGM, 0%, 8/01/2018	2,350,000	2,337,733
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041	1,235,000	1,364,057
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/2021	4,300,000	4,032,755
San Mateo County, CA, Union High School District, “E”, 3%, 9/01/2041	3,095,000	2,778,598
		$50,941,698
Healthcare Revenue - Hospitals - 17.0%
California Health Facilities Financing Authority Rev. (Balance Providence), 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	$1,720,000	$1,762,123
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/2029 (Prerefunded 7/01/2019)	1,500,000	1,580,580
California Health Facilities Financing Authority Rev. (Children’s Hospital Los Angeles), “A”, 5%, 8/15/2042	2,550,000	2,846,641

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/2029	$2,000,000	$2,143,000
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,135,790
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	845,603
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/2039	1,000,000	1,052,190
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2033 (Prerefunded 10/01/2018)	1,500,000	1,536,735
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	30,000	30,735
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	1,380,000	1,245,381
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	1,160,000	1,203,140
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2038	1,000,000	1,148,810
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5%, 11/15/2046	3,180,000	3,590,093
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,418,080
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	941,987
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	425,000	466,935
California Municipal Finance Authority Rev. (Eisenhower Medical Center), 5%, 7/01/2042	2,000,000	2,220,080
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2047	1,000,000	1,105,890
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2028	205,000	227,753
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2029	165,000	183,211
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2030	85,000	94,115
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2035	315,000	342,925
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2044	415,000	444,980
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,629,285
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,767,713

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), “A”, 6%, 6/01/2033 (Prerefunded 6/01/2021)	$1,250,000	$1,412,238
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 8/15/2033 (Prerefunded 8/15/2018)	2,000,000	2,035,380
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/2023	1,000,000	1,014,400
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,042,980
California Statewide Communities Development Authority Rev. (Kaiser Permanente), ”A2“, 5%, 11/01/2047	2,000,000	2,589,460
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,792,378
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	1,000,000	1,070,430
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	2,114,824
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/2030	1,740,000	1,865,471
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032	390,000	431,960
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041	2,550,000	2,807,320
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/2036	3,000,000	3,168,990
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	2,000,000	2,245,760
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	1,805,000	1,947,469
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,120,190
Upland, CA, COP (San Antonio Regional Hospital), 4%, 1/01/2042	1,000,000	1,000,750
Upland, CA, COP (San Antonio Regional Hospital), 5%, 1/01/2047	1,000,000	1,113,280
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/2039	1,000,000	1,040,230
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2042	1,000,000	1,094,380
		$62,871,665

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - 4.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$938,136
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,385,265
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	791,490
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,117,580
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	2,000,000	2,275,840
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	1,405,000	1,492,293
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,500,000	1,585,860
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	1,785,000	1,907,237
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 4%, 4/01/2042	735,000	748,921
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 5%, 4/01/2047	1,835,000	2,039,841
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	750,000	815,648
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/2034 (Prerefunded 6/01/2020)	1,090,000	1,192,133
		$16,290,244
Miscellaneous Revenue - Other - 0.9%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	$830,000	$933,708
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	830,000	931,418
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,501,274
		$3,366,400
Port Revenue - 0.5%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, AGM, 5%, 10/01/2036	$1,710,000	$1,944,167

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 0.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	$1,060,000	$136,507
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	520,000	135,351
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	420,000	103,391
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	1,090,000	253,294
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	405,000	88,950
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	260,000	54,135
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	180,000	35,537
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	3,715,000	695,671
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	1,000,000	909,490
		$2,412,326
Secondary Schools - 3.1%
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	$750,000	$766,650
California Municipal Finance Authority Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	809,333
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	825,000	841,657
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040	415,000	446,847
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	500,000	538,035
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045	415,000	445,473
California School Finance Authority, Charter School Rev. (Downtown Prep - Obligated Group), 5%, 6/01/2046	1,000,000	1,022,800
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	1,245,000	1,383,432
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	577,318

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2037	$505,000	$560,348
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	509,739
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2047	745,000	818,978
California Statewide Communities Development Authority School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,396,276
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	1,300,000	1,343,810
		$11,460,696
State & Local Agencies - 5.3%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 1/01/2019	$110,000	$115,244
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	2,120,000	2,384,343
California Public Works Board Lease Rev., Department of Education (Riverside Campus Project), “B”, 6%, 4/01/2026	2,000,000	2,088,920
California Public Works Board Lease Rev., Department of General Services (Office Buildings 8 & 9 Renovation), “A”, 6.25%, 4/01/2034 (Prerefunded 4/01/2019)	1,500,000	1,570,365
California Public Works Board Lease Rev., Department of Justice, ”D“, 5.25%, 11/01/2020	1,565,000	1,569,225
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	2,360,000	2,092,164
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Bonds (Master Lease Projects), “A”, AGM, 5%, 4/01/2034	1,000,000	1,145,610
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Bonds (Master Lease Projects), “A”, AGM, 5%, 4/01/2037	800,000	906,424
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	3,000,000	3,015,000
Ontario Public Finance Authority Lease Rev. , AGM, 5%, 11/01/2042	1,025,000	1,177,048
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	574,610
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,144,780

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	$550,000	$627,600
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/2040	1,000,000	1,072,930
		$19,484,263
Tax - Other - 2.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$445,000	$472,114
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	154,426
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	505,000	532,341
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	315,000	331,119
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	315,000	330,186
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	170,000	177,818
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	500,000	518,235
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	535,000	517,853
Puerto Rico Infrastructure Financing Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2036	4,870,000	1,700,799
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	665,000	686,912
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,930,000	1,991,779
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	1,145,000	1,179,213
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	2,000,000	2,003,400
		$10,596,195
Tax Assessment - 8.2%
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2027	$2,000,000	$2,309,960
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 10/01/2027	3,350,000	3,413,248
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	1,000,000	1,078,420
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 9/01/2037	1,000,000	1,065,420

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	$1,000,000	$1,105,390
Lee Lake, CA, Public Financing Authority Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,086,890
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. ”D“, AGM, 5%, 9/01/2022	340,000	382,395
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. ”D“, AGM, 5%, 9/01/2023	340,000	388,868
North Natomas, CA, Community Facilities District Special Tax, ”4-E“, 5.25%, 9/01/2033	840,000	938,179
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	737,614
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,524,420
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,077,120
Rancho Cucamonga, CA, Redevelopment Agency (Successor Agency To The Rancho Redevelopment Project Area) Tax Allocation, AGM, 5%, 9/01/2032	2,625,000	2,988,116
Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation Refunding Rev. (Successor of the Rancho Redevelopment Project), NATL, 4%, 9/01/2033	1,000,000	1,058,560
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	1,025,440
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,246,526
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,557,793
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.375%, 8/01/2032 (Prerefunded 8/01/2019)	1,000,000	1,062,730
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.5%, 8/01/2039 (Prerefunded 8/01/2019)	1,000,000	1,063,680
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	838,125
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “B”, NATL, 5%, 8/01/2043	1,100,000	1,239,414

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “C”, NATL, 5%, 8/01/2041 Santa Cruz County, CA, Redevelopment	$1,750,000	$1,978,602
Agency Tax Allocation Rev., 5%, 9/01/2023	1,000,000	1,145,930
		$30,312,840
Tobacco - 2.3%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., ”A-2“, 6%, 6/01/2042	$1,080,000	$1,069,200
Buckeye, OH, Tobacco Settlement Financing Authority Rev., ”A-2“, 6.5%, 6/01/2047	1,195,000	1,202,469
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, ”A-1“, 5%, 6/01/2029	2,000,000	2,266,840
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.75%, 6/01/2047	1,800,000	1,810,620
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,800,000	2,024,748
		$8,373,877
Toll Roads - 1.6%
Bay Area Toll Authority, California Toll Bridge Rev., ”S-7“, 4%, 4/01/2033	$2,985,000	$3,184,786
Bay Area Toll Authority, California Toll Bridge Rev., ”S-7“, 4%, 4/01/2034	855,000	908,780
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	1,680,000	1,871,251
		$5,964,817
Transportation - Special Tax - 2.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2032	$95,000	$100,975
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2033	150,000	159,558
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	415,000	415,349
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	55,000	53,114
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AMBAC, 5.25%, 7/01/2038	2,060,000	1,997,417
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	2,300,000	2,187,116
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2034	2,290,000	2,436,995
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2036	690,000	735,223

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	$185,000	$178,915
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	170,000	163,633
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	65,000	59,213
		$8,487,508
Universities - Colleges - 9.1%
California Educational Facilities Authority Rev. (Chapman University), “B”, 4%, 4/01/2047	$1,000,000	$1,025,860
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	480,480
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,426,983
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/2040 (Prerefunded 4/01/2020)	3,000,000	3,255,630
California Educational Facilities Authority Rev. (Santa Clara University), 5%, 4/01/2032	1,000,000	1,160,210
California Educational Facilities Authority Rev. (Stanford University), ”U-7“, 5%, 6/01/2046	1,465,000	1,919,384
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,133,620
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,129,850
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	563,040
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	860,000	984,167
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030	900,000	1,029,942
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 11/01/2029	1,265,000	1,328,111
California Municipal Finance Authority Rev. (Azusa Pacific University Project), “B”, 5%, 4/01/2035	1,655,000	1,811,381
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028 (Prerefunded 10/01/2018)	2,000,000	2,042,600
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2033	625,000	719,800
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2035	1,195,000	1,367,821
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2039	1,000,000	1,134,110
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/2030 (Prerefunded 6/01/2020)	1,500,000	1,643,910
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	1,500,000	1,647,885

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
California Municipal Finance Authority Rev. (University of La Verne), “A”, 5%, 6/01/2043	$1,500,000	$1,695,060
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,367,229
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 4/01/2034 (Prerefunded 4/01/2019)	1,500,000	1,551,180
California State University Rev., “A”, 5%, 11/01/2024	2,130,000	2,360,423
		$33,778,676
Universities - Dormitories - 1.6%
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation) “A”, 5%, 6/01/2035	$225,000	$245,014
California Public Finance Authority University Housing Rev. (Nccd - Claremont Properties LLC - Claremont Colleges Project), “A”, 5%, 7/01/2037	725,000	774,169
California Public Finance Authority University Housing Rev. (Nccd - Claremont Properties LLC - Claremont Colleges Project), “A”, 5%, 7/01/2047	275,000	290,614
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,270,000	1,414,793
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	2,000,000	2,010,500
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,121,660
		$5,856,750
Utilities - Cogeneration - 0.1%
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	$345,000	$350,713

Utilities - Investor Owned - 0.6%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	$2,000,000	$2,140,440

Utilities - Municipal Owned - 3.9%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$230,000	$249,311
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	260,000	280,888
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2025 (Prerefunded 11/01/2020)	1,015,000	1,100,991

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2026 (Prerefunded 11/01/2020)	$1,245,000	$1,350,476
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	3,000,000	3,425,130
Puerto Rico Electric Power Authority Rev., ”RR“, NATL, 5%, 7/01/2022	1,315,000	1,314,211
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	60,000	58,027
Sacramento, CA, Municipal Utility District Electric Rev., ”X“, 5%, 8/15/2025 (Prerefunded 8/15/2021)	545,000	600,399
Sacramento, CA, Municipal Utility District Electric Rev., Unrefunded Balance, ”X“, 5%, 8/15/2025	1,585,000	1,749,935
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 1/01/2029 (Prerefunded 1/01/2019)	2,000,000	2,060,800
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,324,618
		$14,514,786
Utilities - Other - 1.9%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$2,479,715
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,479,532
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	1,655,000	1,962,085
		$6,921,332
Water & Sewer Utility Revenue - 5.4%
Clovis, CA, Wastewater Refunding Rev., BAM, 5%, 8/01/2037	$1,000,000	$1,156,350
Clovis, CA, Wastewater Refunding Rev., BAM, 5%, 8/01/2038	1,000,000	1,153,720
Fillmore, CA, Wastewater Refunding Bonds, AGM, 5%, 5/01/2047	3,000,000	3,384,630
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	525,000	569,326
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	2,560,000	2,771,635
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,660,000	1,859,300
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	463,584
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/2028 (Prerefunded 5/15/2019)	350,000	363,510
Silicon Valley Clean Water, CA, Wastewater Rev., 4%, 8/01/2044	3,250,000	3,408,860

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043	$1,715,000	$1,889,433
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	1,958,672
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	942,257
		$19,921,277
Total Municipal Bonds (Identified Cost, $349,967,913)		$364,451,661

Investment Companies (h) - 0.5%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $1,958,815)	1,958,965	$1,958,769

Other Assets, Less Liabilities - 0.8%		2,808,612
Net Assets - 100.0%		$369,219,042

See Portfolio Footnotes and Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS

3/31/18

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.4%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.7%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	$1,000,000	$1,130,680
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	82,042
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	59,579
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	395,000	407,095
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	265,000	295,713
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	33,026
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	38,641
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	27,241
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	43,461
		$2,117,478
General Obligations - General Purpose - 6.3%
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	$1,000,000	$1,150,160
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	165,000	167,421
Commonwealth of Puerto Rico, Public Improvement, AGM, 5.25%, 7/01/2020	120,000	125,148
Commonwealth of Puerto Rico, Public Improvement, ASSD GTY, 5.5%, 7/01/2020	275,000	288,274
Commonwealth of Puerto Rico, Public Improvement Refunding, ”A-4“, AGM, 5%, 7/01/2031	50,000	51,675
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	165,000	169,750
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	185,000	199,430
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	25,000	27,049
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/2021	510,000	537,096
Puerto Rico Public Buildings Authority Rev., ”H“, AMBAC, 5.5%, 7/01/2018	160,000	160,698
Puerto Rico Public Buildings Authority Rev., ”M-2“, AMBAC, 10%, 7/01/2035	130,000	136,044
State of California, 6%, 11/01/2039	420,000	447,993
State of Georgia, “A”, 5%, 2/01/2033	500,000	591,065

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
State of Illinois, 5%, 11/01/2027	$175,000	$182,017
State of Illinois, ”D“, 5%, 11/01/2028	170,000	176,414
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	500,000	558,845
		$4,969,079
General Obligations - Schools - 5.0%
Bryan County, GA, School District General Obligation, 4%, 8/01/2032	$500,000	$536,110
Dalton, GA, General Obligation, 5%, 2/01/2036	500,000	584,365
Gwinnett County, GA, School District, 5%, 2/01/2021	750,000	816,510
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,158,030
Jefferson, GA, School District, “A”, 5.25%, 2/01/2029	500,000	546,615
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	660,000	314,629
		$3,956,259
Healthcare Revenue - Hospitals - 19.5%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$260,000	$269,669
Cedartown Polk County, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039	500,000	542,465
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/2032 (Prerefunded 1/01/2022)	1,000,000	1,110,360
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 4/01/2034	500,000	543,500
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	500,000	545,545
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	500,000	535,585
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/2039	750,000	790,537
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	350,000	377,465
Fulton County, GA, Development Authority Hospital Rev. (Wellstar Health System, Inc. Project), “A”, 5%, 4/01/2042	750,000	834,945
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 6/15/2037 (Prerefunded 6/15/2019)	700,000	730,142
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2032	500,000	570,970

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fulton County, GA, Development Authority Rev. (Wellstar Health System, Inc. Project), 5%, 4/01/2034	$1,000,000	$1,131,370
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033 (Prerefunded 2/15/2020)	385,000	407,653
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033	115,000	120,251
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 8/01/2038 (Prerefunded 8/01/2018)	300,000	304,734
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	675,000	683,849
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	564,625
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	75,000	75,846
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2042	1,000,000	1,110,230
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	200,000	214,028
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	45,000	46,322
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	65,000	66,507
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	200,000	218,900
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	135,000	147,963
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	465,000	477,071
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	35,000	38,243
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	10,000	10,784
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	130,000	138,115

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	$180,000	$191,567
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	55,000	60,606
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	355,000	379,665
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 1/01/2036 (Prerefunded 1/01/2019)	750,000	770,970
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.125%, 11/01/2030	500,000	541,335
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.375%, 11/01/2040	500,000	544,470
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	385,000	401,028
		$15,497,315
Healthcare Revenue - Long Term Care - 2.5%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), ”A, 5%, 7/01/2036	$500,000	$552,210
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	560,095
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), “A-2”, 6.625%, 11/15/2039 (Prerefunded 11/15/2019)	200,000	215,102
Richmond County, GA, Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	225,000	208,888
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	500,000	465,035
		$2,001,330
Industrial Revenue - Other - 0.5%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$330,000	$409,510

Industrial Revenue - Paper - 0.2%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	$150,000	$150,260

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 2.0%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$285,000	$303,739
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2036	500,000	556,785
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	75,000	80,455
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	110,000	117,728
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	332,602
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	80,000	94,078
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	69,599
		$1,554,986
Multi-Family Housing Revenue - 0.7%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/2040	$500,000	$530,730

Sales & Excise Tax Revenue - 2.7%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$495,000	$539,990
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	265,000	291,352
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	170,000	176,999
Metropolitan Atlanta, GA, Rapid Transit Tax Authority Rev., “C”, 4%, 7/01/2036	750,000	792,735
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	35,000	35,450
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	210,000	27,044
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	110,000	28,632
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	90,000	22,155
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	220,000	51,124
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	85,000	18,668

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	$55,000	$11,452
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	35,000	6,910
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	735,000	137,636
		$2,140,147
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$75,000	$78,670

Single Family Housing - State - 0.7%
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/2045	$540,000	$556,600

State & Agency - Other - 2.8%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2028	$500,000	$582,865
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2040 (Prerefunded 7/01/2020)	500,000	536,170
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/2032	1,000,000	1,080,760
		$2,199,795
State & Local Agencies - 2.9%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$405,000	$421,479
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	460,000	407,794
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/2038 (Prerefunded 5/01/2019)	1,000,000	1,040,950
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	395,000	456,004
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,320
		$2,337,547
Tax - Other - 2.3%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, “A”, 5%, 12/01/2032	$500,000	$570,970
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	75,000	79,570
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	25,000	26,625
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	100,000	105,414

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	$65,000	$68,326
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	65,000	68,134
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	35,000	36,610
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	100,000	103,647
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	95,000	91,955
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	125,000	129,119
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	145,000	149,641
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	220,000	226,574
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	135,000	141,442
		$1,798,027
Tax Assessment - 0.6%
Atlanta, GA, Georgia Tax Allocation (Eastside Project), 5%, 1/01/2030	$410,000	$464,153

Tobacco - 0.3%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$235,000	$264,342

Toll Roads - 0.4%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$95,000	$106,273
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	207,600
		$313,873
Transportation - Special Tax - 2.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$65,000	$58,878
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	275,000	299,469
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	15,000	15,944
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	30,000	31,912
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	70,000	70,059

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2019	$155,000	$160,665
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	40,000	41,931
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	9,657
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	700,000	678,734
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	170,000	161,656
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2029	120,000	130,710
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	30,000	31,926
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	135,000	143,848
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	150,000	145,066
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	135,000	129,944
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	120,000	133,271
		$2,243,670
Universities - Colleges - 19.2%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/2035 (Prerefunded 6/17/2019)	$500,000	$521,630
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., 5%, 6/15/2031 (Prerefunded 6/15/2018)	250,000	251,750
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation II LLC), ASSD GTY, 5.25%, 6/01/2034 (Prerefunded 6/01/2019)	500,000	520,545
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 7/01/2038	500,000	503,920
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four, LLC Project), 5%, 7/01/2038	1,000,000	1,126,810
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (Kennesaw State University Dining Hall Real Estate Foundation, LLC Project), ASSD GTY, 5.75%, 7/15/2039 (Prerefunded 7/15/2018)	1,000,000	1,011,850

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Cobb County, GA, Development Authority, Parking & Dining Hall Refunding Lease Rev. (Kennesaw State University Real Estate Foundations Projects), 5%, 7/15/2034	$500,000	$570,040
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/2035	750,000	793,222
Dahlonega, GA, Downtown Development Authority Refunding Rev. (North Georgia MAC LLC), 5%, 7/01/2036	1,000,000	1,147,330
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/2034 (Prerefunded 7/01/2019)	500,000	521,625
DeKalb County/Newton County/Gwinnet County, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 7/01/2034 (Prerefunded 7/01/2019)	500,000	526,540
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/2032	500,000	501,250
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	574,410
Fulton County, GA, Development Authority Tech Facilities Rev., 5%, 3/01/2034	300,000	348,033
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	50,000	50,444
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	250,000	252,220
Gwinnett County, GA, Development Authority Rev. (Georgia Gwinnet County Student Housing), “A”, 5%, 7/01/2040	1,000,000	1,133,600
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2030 (Prerefunded 6/15/2018)	100,000	101,076
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2039 (Prerefunded 6/15/2018)	100,000	101,076
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	250,000	261,810
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	310,000	272,369
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	65,000	70,346
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024 (Prerefunded 6/01/2019)	190,000	197,152
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024	310,000	321,269
Private Colleges & Universities, GA, Authority Rev. (Emory University), “A”, 5%, 10/01/2046	1,000,000	1,144,960

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), 5%, 10/01/2040	$350,000	$369,208
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/2027	350,000	381,804
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	80,000	74,974
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	25,000	22,188
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	38,700
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	55,000	55,051
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	371,806
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/2035	500,000	537,240
South Regional, GA, Joint Development Authority Rev. (VSU Parking and Student Service Center Project), “A”, 5%, 8/01/2035	500,000	568,450
		$15,244,698
Universities - Dormitories - 0.8%
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	$400,000	$433,708
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	100,000	106,354
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	115,000	123,589
		$663,651
Utilities - Investor Owned - 0.6%
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.05%, 7/01/2049 (Put Date 11/19/2021)	$500,000	$492,085

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 6.6%
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	$1,195,000	$1,404,125
Dalton, GA, Utilities Rev., 4%, 3/01/2035	500,000	524,455
Dalton, GA, Utilities Rev., 4%, 3/01/2036	500,000	523,275
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/2020	375,000	395,704
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2025	500,000	555,750
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2026	500,000	555,750
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	160,000	174,213
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	260,000	283,096
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	50,000	54,198
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	60,000	64,820
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	100,000	104,637
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	490,000	490,774
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	70,000	68,632
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	5,000	4,836
		$5,204,265
Utilities - Other - 2.3%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	$910,000	$1,000,809
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 3/15/2019	250,000	257,045
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	225,000	235,186
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2020	250,000	268,537
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	40,000	43,701
		$1,805,278
Water & Sewer Utility Revenue - 14.9%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev, 5.625%, 1/01/2033 (Prerefunded 1/01/2019)	$500,000	$515,010
Atlanta, GA, Water & Wastewater Refunding Rev., “A”, 5%, 11/01/2037	1,000,000	1,169,940
Atlanta, GA, Water & Wastewater Rev., “A”, 5%, 11/01/2038	1,000,000	1,168,120
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	423,692
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2028	800,000	856,944
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2035	350,000	402,857

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2036	$150,000	$172,304
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	1,000,000	1,108,090
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/2025	1,000,000	1,192,910
Forsyth County, GA, Water & Sewer Authority Rev., 5%, 1/01/2026	500,000	559,855
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2023	500,000	541,245
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	32,200
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	60,000	65,066
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	132,843
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	48,905
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	47,656
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,201,670
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	15,000	16,543
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	21,868
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	10,000	11,101
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,165
Oconee County, GA, Water and Sewerage Rev., “A”, 5%, 9/01/2033	555,000	653,379
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	1,000,000	856,260
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	565,560
		$11,786,183
Total Municipal Bonds (Identified Cost, $77,324,181)		$78,779,931

42

Portfolio of Investments – continued

Investment Companies (h) - 0.8%

Issuer	Shares/Par	Value ($)
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $670,827)	670,961	$670,895

Other Assets, Less Liabilities - (0.2)%		(161,449)
Net Assets - 100.0%		$79,289,377

See Portfolio Footnotes and Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS

3/31/18

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.9%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/2039	$750,000	$800,513

General Obligations - General Purpose - 13.5%
Baltimore County, MD, Metropolitan District (80th Issue), 5%, 3/01/2033	$1,250,000	$1,491,312
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,196,719
Baltimore, MD, Consolidated Public Improvement, “B”, 5%, 10/15/2022	500,000	562,615
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	65,000	67,178
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	70,000	75,460
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	80,000	86,557
Maryland State & Local Facilities Loan, Tax- Exempt Refunding, Second Series “B”, 5%, 8/01/2026	1,000,000	1,197,670
Montgomery County, MD, Consolidated Public Improvement, “A”, 5%, 11/01/2026	1,000,000	1,169,920
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/2030	1,500,000	1,658,265
Prince George’s County, MD, Consolidated Public Improvement, “A”, 4%, 7/01/2033	850,000	909,084
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	115,000	115,003
State of California, 6%, 11/01/2039	720,000	767,988
State of Illinois, 5%, 11/01/2027	190,000	197,619
State of Illinois, “D”, 5%, 11/01/2028	195,000	202,357
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	500,000	548,455
Wicomico County, MD, Public Improvement, 5%, 11/01/2025	580,000	683,466
		$11,929,668
General Obligations - Schools - 0.1%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	$20,000	$22,524
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	20,000	22,474
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	15,000	16,819
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	5,000	5,598
		$67,415
Healthcare Revenue - Hospitals - 21.6%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$280,000	$290,413

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$590,000	$636,297
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	345,000	369,198
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	370,000	404,965
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	575,000	630,212
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/2040	1,000,000	1,040,190
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,059,710
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/2037	1,000,000	1,078,690
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	750,000	823,245
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/2026	250,000	272,865
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028	750,000	859,065
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2033	400,000	454,588
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/2038	1,000,000	1,215,730
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), “A”, 5%, 8/15/2041	505,000	553,652
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), “A”, 5%, 5/15/2042	750,000	842,115
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5%, 7/01/2032	600,000	668,946
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	561,540
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), “MD”, 5%, 12/01/2046	1,000,000	1,129,200

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “B”, 5%, 7/01/2034	$1,000,000	$1,133,600
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “D”, 4%, 7/01/2048	1,250,000	1,247,762
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034	1,000,000	1,094,990
Maryland Industrial Development Authority, Economic Development Rev., RIBS, AGM, 8.42%, 8/26/2022(p)	650,000	759,837
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040	1,000,000	1,096,100
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	480,000	509,962
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	415,000	429,500
		$19,162,372
Healthcare Revenue - Long Term Care - 3.7%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligated Group), “A”, 5.125%, 1/01/2036	$400,000	$400,272
Howard County, MD, Retirement Rev. (Vantage House Facility), 5%, 4/01/2036	500,000	518,700
Maryland Health & Higher Educational
Facilities Authority Rev. (Charlestown
Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	750,000	836,175
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), “A”, 5%, 1/01/2045	500,000	554,795
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	350,000	382,214
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	45,000	50,649
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	85,000	95,936
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	10,000	10,789
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	425,532
		$3,275,062
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2019	$30,000	$30,085

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Other - continued
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	$565,000	$566,458
		$596,543
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$435,000	$539,809

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$118,063

Miscellaneous Revenue - Entertainment & Tourism - 0.9%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	$750,000	$827,498

Miscellaneous Revenue - Other - 2.5%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$105,000	$112,637
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	160,000	171,242
Maryland Economic Development Corp. Private Activity Rev. (Purple Line Light Rail Project), “D”, 5%, 3/31/2036	500,000	554,685
Montgomery County, MD, Transportation Fund Lease Authority Rev., “A”, 5%, 11/01/2036	750,000	854,797
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	450,000	482,809
		$2,176,170
Multi-Family Housing Revenue - 2.7%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), “A”, 5%, 6/01/2044	$500,000	$536,350
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	846,105
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/2037	1,000,000	1,043,530
		$2,425,985
Parking - 1.6%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 7/01/2034	$1,385,000	$1,388,559

Port Revenue - 1.5%
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	$650,000	$741,071
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5.75%, 6/01/2035 (Prerefunded 6/01/2020)	550,000	596,563
		$1,337,634

45

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 2.0%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$625,000	$681,806
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	435,000	467,560
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	260,000	270,704
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	5,000	5,248
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	275,000	35,415
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	135,000	35,139
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	110,000	27,079
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	285,000	66,228
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	105,000	23,061
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	70,000	14,575
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	45,000	8,885
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	970,000	181,642
		$1,817,342
Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A“, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$265,000	$284,992

Single Family Housing - State - 1.7%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 9/01/2034	$1,500,000	$1,525,080

State & Agency - Other - 6.8%
Howard County, MD, COP, “A”, 8%, 8/15/2019	$805,000	$873,884
Howard County, MD, COP, “B”, 8%, 8/15/2019	385,000	417,944
Howard County, MD, COP, “B”, 8.15%, 2/15/2021	450,000	527,954
Howard County, MD, COP, “C”, 8%, 8/15/2019	680,000	738,188
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2032	1,265,000	1,449,171
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2033	750,000	856,297

Issuer	Shares/Par	Value ($)
State & Agency - Other - continued
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2041	$500,000	$562,850
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2038	500,000	576,530
		$6,002,818
State & Local Agencies - 2.1%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$455,000	$473,514
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	665,000	589,529
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	370,000	385,695
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	385,000	438,531
		$1,887,269
Tax - Other - 1.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$325,000	$344,802
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	47,925
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	110,000	106,475
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	635,000	653,974
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	210,000	220,021
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	200,000	206,716
		$1,579,913
Tax Assessment - 5.0%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$350,000	$358,183
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/2040	300,000	307,129
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	500,000	535,635
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038 (Prerefunded 9/01/2018)	400,000	408,804
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/2036	229,000	229,119

46

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/2040	$1,500,000	$1,579,950
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	236,357
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	300,000	304,155
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	467,000	468,579
		$4,427,911
Tobacco - 0.3%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$215,000	$241,845

Transportation - Special Tax - 5.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2033	$1,365,000	$1,451,978
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”E“, AGM, 5.5%, 7/01/2020	50,000	52,414
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AMBAC, 5.25%, 7/01/2038	870,000	843,569
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	170,000	161,656
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AGM, 5.5%, 7/01/2029	150,000	163,388
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AMBAC, 5.5%, 7/01/2029	345,000	353,135
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	190,000	183,751
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	165,000	158,821
Washington Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032 (Prerefunded 7/01/2019)	485,000	505,845
Washington Metropolitan Area Transit Authority Gross Rev., “B”, 5%, 7/01/2042	1,140,000	1,312,892
		$5,187,449
Universities - Colleges - 7.9%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2034	$500,000	$544,550
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2044	500,000	555,850
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/2037	1,500,000	1,666,680

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	$500,000	$567,445
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art Issue), 5%, 6/01/2033	450,000	503,348
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,048,210
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030	150,000	164,562
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032	440,000	481,791
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	26,625
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	116,100
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	85,000	85,079
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,127,880
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	110,000	118,567
		$7,006,687
Universities - Dormitories - 3.2%
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/2031	$500,000	$549,615
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	850,290
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	500,000	539,030
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	318,105
Maryland Economic Development Corporation, Senior Student Housing Project and Refunding Rev. (Townson University Project), 5%, 7/01/2036	500,000	552,535
		$2,809,575
Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$750,000	$751,560

47

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 0.9%
Long Island, NY, Power Authority, Electric
Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$185,000	$193,578
Puerto Rico Electric Power Authority Rev., ”V“, AGM, 5.25%, 7/01/2027	560,000	598,864
		$792,442
Utilities - Other - 1.6%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	$55,000	$65,052
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	110,000	132,255
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	400,000	418,108
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	195,000	214,237
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	100,000	111,372
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	140,000	158,084
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	235,000	253,072
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	55,000	60,089
		$1,412,269
Water & Sewer Utility Revenue - 7.1%
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “B”, 5%, 7/01/2042	$1,320,000	$1,467,866
Baltimore, MD, Rev., LEVRRS, NATL, 8.581%, 7/01/2020(p)	1,650,000	1,784,738
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/2020	600,000	624,498
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	21,467
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	111,588
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	205,000	222,790
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	205,000	217,099

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	$25,000	$27,572
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	30,000	32,802
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	15,000	16,651
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	35,000	38,789
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	60,742
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/2032	1,125,000	1,191,803
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	550,000	470,943
		$6,289,348
Total Municipal Bonds (Identified Cost, $84,879,603)		$86,661,791

Investment Companies (h) - 2.6%
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $2,279,783)	2,280,061	$2,279,833

Other Assets, Less Liabilities - (0.4)%		(396,498)
Net Assets - 100.0%		$88,545,126

See Portfolio Footnotes and Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS

3/31/18

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.0%
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2042	$3,000,000	$3,382,950
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2047	1,500,000	1,685,145
		$5,068,095
General Obligations - General Purpose - 9.7%
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2023	$1,000,000	$1,156,330
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2028	2,225,000	2,751,413
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 5%, 2/01/2033	3,000,000	3,502,710
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2044	2,000,000	2,070,680
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2046	2,600,000	2,687,906
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”F“, 5%, 11/01/2042	3,000,000	3,474,540
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”G“, 3%, 9/01/2046	1,965,000	1,724,995
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”I“, 5%, 12/01/2034	1,000,000	1,163,110
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	640,000	649,389
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	600,000	617,274
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	685,000	738,430
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	75,000	81,147
Puerto Rico Public Buildings Authority Rev., ”H“, AMBAC, 5.5%, 7/01/2018	825,000	828,597
Puerto Rico Public Buildings Authority Rev., ”M-2“, AMBAC, 10%, 7/01/2035	510,000	533,710
State of California, 6%, 11/01/2039	1,555,000	1,658,641
Stoughton, MA, General Obligation Municipal Purpose Loan, 3%, 10/15/2033	1,395,000	1,352,717
		$24,991,589
General Obligations - Schools - 0.9%
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	$1,045,000	$1,074,803
San Marcos,CA, Unified School District (Election of 2010), Capital Appreciation, “C”, 0%, 8/01/2038	3,375,000	1,276,324
		$2,351,127

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 16.6%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$790,000	$819,380
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	1,315,000	1,418,188
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	235,000	241,904
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	345,000	353,001
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	745,000	815,402
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	520,000	569,930
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), ”N“, 5%, 7/01/2044	2,000,000	2,176,220
Massachusetts Development Finance Agency Rev. (Caregroup), ”I“, 5%, 7/01/2037	1,000,000	1,105,060
Massachusetts Development Finance Agency Rev. (Children’s Hospital), ”P“, 5%, 10/01/2032	1,000,000	1,137,440
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”N“, 5%, 12/01/2036	1,690,000	1,925,316
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), ”F“, 5%, 8/15/2030	2,000,000	2,279,560
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2037	1,000,000	1,069,400
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”F“, 5.75%, 7/15/2043	1,000,000	1,085,010
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), ”S“, 4%, 7/01/2041	2,500,000	2,564,900
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), ”Q“, 5%, 7/01/2041	1,500,000	1,682,670
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), ”Q“, 5%, 7/01/2047	1,500,000	1,667,790
Massachusetts Development Finance Agency Rev. (South Shore Hospital), ”I“, 5%, 7/01/2041	2,300,000	2,519,213

49

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032 (Prerefunded 1/01/2021)	$600,000	$683,166
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032	400,000	453,720
Massachusetts Development Finance Agency Rev. (Umass Health Care Obligated Group), ”L“, 5%, 7/01/2044	1,000,000	1,099,300
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2041	1,850,000	2,020,829
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	2,000,000	2,195,760
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 7/01/2036	500,000	524,370
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), “E-1”, 5.125%, 7/01/2038 (Prerefunded 7/01/2018)	1,000,000	1,008,710
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), ”M“, 5.25%, 12/01/2039	1,500,000	1,586,310
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), ”M“, 5.5%, 12/01/2039	1,000,000	1,061,610
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), ”K“, 5%, 12/01/2037	2,000,000	2,046,780
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), ”J1“, 5%, 7/01/2034	1,375,000	1,431,994
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), ”J1“, 5%, 7/01/2039	2,000,000	2,082,900
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), ”D“, 5%, 7/01/2029	1,000,000	1,036,540
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	310,000	338,725
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	120,000	129,407
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	655,000	697,090
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	30,000	32,115
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	174,747

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	$395,000	$419,541
		$42,453,998
Healthcare Revenue - Long Term Care - 2.4%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$1,127,230
Massachusetts Development Finance Agency Refunding Rev., Newbridge on The Charles, Inc., 5%, 10/01/2037	1,250,000	1,342,825
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	500,000	500,665
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/2030	525,000	552,127
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 4.68%, 11/15/2021	200,000	201,280
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	352,582	366,347
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	17,049	17,053
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	93,608	5,983
Massachusetts Development Finance Agency Rev. (Loomis Communities), “A”, 6%, 1/01/2033	500,000	567,980
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	1,000,000	1,221,850
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	20,000	21,556
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	140,808
		$6,065,704
Industrial Revenue - Environmental Services - 0.6%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	$1,535,000	$1,535,921

Miscellaneous Revenue - Other – 6.8%
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/2031	$400,000	$456,392
Massachusetts Development Finance Agency Rev., 5.5%, 9/01/2020 (Prerefunded 9/01/2018)	1,205,000	1,223,906
Massachusetts Development Finance Agency Rev. (Broad Institute), “A”, 5.25%, 4/01/2037	2,000,000	2,196,580

50

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 6/01/2034	$1,500,000	$1,509,600
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2030 (Prerefunded 7/01/2020)	3,500,000	3,753,190
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2040 (Prerefunded 7/01/2020)	1,700,000	1,822,978
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/2024	2,000,000	2,004,700
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	3,000,000	3,235,080
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,204,708
		$17,407,134
Multi-Family Housing Revenue - 3.7%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), ”I-A“, LOC, 5%, 12/15/2024	$1,080,000	$1,081,307
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/2023	2,265,000	2,274,762
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/2035	1,000,000	1,060,730
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/2049	1,680,000	1,709,400
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/2030	550,000	552,926
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/2030	1,425,000	1,508,904
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/2032	1,190,000	1,260,829
		$9,448,858
Parking - 1.3%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$3,277,020

Sales & Excise Tax Revenue - 5.5%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$1,655,000	$1,805,423
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	985,000	1,058,727
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	1,590,000	1,847,373
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2034	3,275,000	3,823,268

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	$1,850,000	$2,294,647
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2031	2,000,000	2,508,720
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,497
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	755,000	97,229
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	480,000	111,542
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	130,000	25,666
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,630,000	492,494
		$14,075,586
Secondary Schools - 3.0%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$665,000	$715,168
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	556,920
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,128,507
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037	170,000	170,286
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/2030 (Prerefunded 7/01/2020)	830,000	905,156
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,070,990
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/2028	1,000,000	1,072,950
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,145,600
		$7,765,577
State & Local Agencies - 6.0%
Colorado State University Board of
Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$1,245,000	$1,295,659
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2032	75,000	84,206
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2033	60,000	67,039

51

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	$30,000	$33,357
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	1,400,000	1,241,114
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/2022	8,310,000	7,576,227
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	275,000	307,728
Massachusetts College Building Authority Rev., “A”, 5.5%, 5/01/2049 (Prerefunded 5/01/2019)	1,680,000	1,749,703
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/2029	2,000,000	2,206,540
Massachusetts State College, Building
Authority Project Rev., “A”, 5%, 5/01/2032	760,000	849,680
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	45,000	50,938
		$15,462,191
Student Loan Revenue - 3.7%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/2029	$920,000	$983,498
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	950,000	978,604
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	715,000	720,305
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/2028	580,000	605,004
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	3,000,000	3,151,500
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/2026	765,000	788,111
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/2027	360,000	370,037
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	940,000	913,934
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 4.5%, 7/01/2024	1,025,000	1,066,697
		$9,577,690
Tax - Other - 2.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$260,000	$275,842

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	$85,000	$90,526
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	365,000	384,761
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	230,000	241,769
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	225,000	235,847
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	120,000	125,519
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	370,000	383,494
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/2023	1,585,000	1,813,985
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	295,000	285,545
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	765,000	789,488
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	815,000	839,352
		$5,466,128
Tobacco - 0.6%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$1,335,000	$1,501,688

Toll Roads - 1.1%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/2032	$2,600,000	$2,728,414

Transportation - Special Tax - 5.5%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2036	$2,850,000	$3,291,009
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2042	3,000,000	3,461,790
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	240,000	217,394
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	275,000	281,369
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	560,000	596,736
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	280,000	280,235

52

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	$2,415,000	$2,341,632
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,720,000	1,841,174
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	465,000	442,178
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	495,000	506,672
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	300,000	288,765
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	45,000	40,994
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	420,000	466,448
		$14,056,396
Universities - Colleges - 20.0%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	$2,005,000	$2,098,633
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,694,235
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/2029 (Prerefunded 10/01/2019)	2,165,000	2,271,626
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2043	500,000	553,505
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2048	250,000	275,678
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	2,000,000	2,234,440
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,000,000	2,177,380
Massachusetts Development Finance Agency Rev. (Holy Cross), “A”, 5%, 9/01/2041	2,040,000	2,324,988
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2047	3,000,000	3,239,370
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/2026	2,250,000	2,617,965
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	150,000	167,006
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2036	850,000	942,828
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2039	2,875,000	2,905,906
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/2040	1,000,000	1,045,080

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	$2,000,000	$2,191,080
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,222,299
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2047	1,395,000	1,581,846
Massachusetts Development Finance Agency Rev., Wheaton College Issue, “H”, 5%, 1/01/2042	2,000,000	2,283,040
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2027	65,000	65,161
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2037	140,000	140,354
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,160,370
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/2036 (Prerefunded 11/15/2018)	1,135,000	1,162,603
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,043,880
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	1,000,000	1,235,110
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/2035	1,500,000	1,597,260
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 4.875%, 7/01/2027	250,000	259,823
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	1,285,000	1,357,140
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev., Unrefunded Balance, (Suffolk University), 6.25%, 7/01/2030	715,000	749,241
Massachusetts Health and Educational Facilities Authority Rev. (Stonehill College), “L”, 5%, 7/01/2028	640,000	666,125
Massachusetts Health and Educational Facilities Authority Rev. (Stonehill College), “L”, 5%, 7/01/2029	300,000	312,246
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	1,075,000	944,506
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	319,261

53

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	$310,000	$290,526
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	97,625
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	318,200
Puerto Rico Industrial, Tourist, Medical, &
Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	75,000	53,063
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	35,000	24,106
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	470,000	516,445
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/2039	3,000,000	3,301,980
University of Massachusetts Building Authority Project Senior Rev., “1”, 5%, 11/01/2040	2,500,000	2,854,800
		$51,296,730
Universities - Dormitories - 0.8%
Massachusetts State Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2041	$1,000,000	$1,087,940
Massachusetts State Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2048	1,000,000	1,086,420
		$2,174,360
Utilities - Investor Owned - 0.4%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	$1,000,000	$1,043,060

Utilities - Municipal Owned - 0.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$590,000	$642,410
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	200,000	216,792
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	235,000	253,880
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	220,000	217,045
		$1,330,127

Issuer	Shares/Par	Value ($)
Utilities - Other - 0.9%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$805,000	$841,443
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	405,000	444,953
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	210,000	233,881
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	480,000	516,912
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	160,000	174,805
		$2,211,994
Water & Sewer Utility Revenue - 4.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$90,000	$90,139
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	225,000	225,502
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	305,000	330,751
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,571,200
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,560,980
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/2032	75,000	75,176
Massachusetts Water Resouces Authority, General Rev., “B”, AGM, 5.25%, 8/01/2030	620,000	782,589
Massachusetts Water Resources Authority General Refunding Rev. (Green Bonds), “C”, 4%, 8/01/2040	2,910,000	3,029,164
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	595,000	746,832
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/2031	1,625,000	2,059,021
		$11,471,354
Total Municipal Bonds (Identified Cost, $243,112,910)		$252,760,741

Investment Companies (h) - 0.4%
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $932,702)	932,882	$932,789

Other Assets, Less Liabilities - 1.0%		2,638,647
Net Assets - 100.0%		$256,332,177

See Portfolio Footnotes and Notes to Financial Statements

54

Portfolio of Investments – continued

Portfolio Footnotes:

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Alabama Fund	$305,782	$58,111,694
Arkansas Fund	41,881	158,422,356
California Fund	1,958,769	364,451,661
Georgia Fund	670,895	78,779,931
Maryland Fund	2,279,833	86,661,791
Massachusetts Fund	932,789	252,760,741

(p)	Primary inverse floater.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
GNMA	Government National Mortgage Assn.
LEVRRS	Leveraged Reverse Rate Security
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

55

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/18

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $56,845,838, $156,202,514, and $349,967,913, respectively)	$58,111,694	$158,422,356	$364,451,661
Investments in affiliated issuers, at value (identified cost, $305,753, $41,877, and $1,958,815, respectively)	305,782	41,881	1,958,769
Cash	—	—	95,444
Receivables for
Investments sold	256,719	282,932	—
Fund shares sold	185,554	466	95,993
Interest	711,365	2,096,818	4,841,484
Receivable from investment adviser	13,213	—	—
Other assets	418	821	1,465
Total assets	$59,584,745	$160,845,274	$371,444,816

Liabilities
Payable to custodian	$29,094	$111,439	$—
Payables for
Distributions	24,981	38,113	168,144
Investments purchased	—	—	1,145,240
Fund shares reacquired	54,338	240,640	663,794
Payable to affiliates
Investment adviser	—	8,119	18,546
Shareholder servicing costs	21,428	62,151	130,534
Distribution and service fees	1,204	1,853	6,009
Payable for independent Trustees’ compensation	1,672	1,600	6,451
Accrued expenses and other liabilities	63,278	69,422	87,056
Total liabilities	$195,995	$533,337	$2,225,774
Net assets	$59,388,750	$160,311,937	$369,219,042

Net assets consist of
Paid-in capital	$59,436,674	$162,911,179	$360,155,684
Unrealized appreciation (depreciation)	1,265,885	2,219,846	14,483,702
Accumulated net realized gain (loss)	(1,335,224)	(4,872,548)	(5,421,382)
Undistributed net investment income	21,415	53,460	1,038
Net assets	$59,388,750	$160,311,937	$369,219,042

56

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$50,914,208	$141,604,518	$272,957,811
Class B	303,054	4,209,160	1,912,544
Class C	—	—	31,800,473
Class I	6,897,673	13,732,693	56,553,146
Class R6	1,273,815	765,566	5,995,068
Total net assets	$59,388,750	$160,311,937	$369,219,042

Shares of beneficial interest outstanding
Class A	5,083,153	14,682,433	45,967,702
Class B	30,251	436,033	322,000
Class C	—	—	5,336,968
Class I	722,477	1,434,403	5,849,841
Class R6	133,424	79,951	620,546
Total shares of beneficial interest outstanding	5,969,305	16,632,820	58,097,057

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.02	$9.64	$5.94
Offering price per share (100 / 95.75 x net asset value per share)	$10.46	$10.07	$6.20

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.02	$9.65	$5.94

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$5.96

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.55	$9.57	$9.67

Class R6 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.55	$9.58	$9.66

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

57

Statements of Assets and Liabilities – continued

At 3/31/18	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $77,324,181, $84,879,603, and $243,112,910, respectively)	$78,779,931	$86,661,791	$252,760,741
Investments in affiliated issuers, at value (identified cost, $670,827, $2,279,783, and $932,702, respectively)	670,895	2,279,833	932,789
Cash	—	24,885	343,727
Receivables for
Investments sold	133,587	166,850	365,925
Fund shares sold	53,529	5,292	52,998
Interest	984,999	1,099,038	3,246,657
Receivable from investment adviser	14,625	16,194	—
Receivable from distributor	—	—	5,870
Other assets	507	527	1,031
Total assets	$80,638,073	$90,254,410	$257,709,738

Liabilities
Payable to custodian	$18,608	$—	$—
Payables for
Distributions	19,810	45,299	105,171
Investments purchased	1,118,025	1,496,651	827,888
Fund shares reacquired	98,688	66,795	263,573
Payable to affiliates
Investment adviser	—	—	12,898
Shareholder servicing costs	21,577	28,476	85,933
Distribution and service fees	1,789	1,192	—
Payable for independent Trustees’ compensation	1,887	3,933	3,895
Accrued expenses and other liabilities	68,312	66,938	78,203
Total liabilities	$1,348,696	$1,709,284	$1,377,561
Net assets	$79,289,377	$88,545,126	$256,332,177

Net assets consist of
Paid-in capital	$79,120,839	$89,103,545	$250,247,178
Unrealized appreciation (depreciation)	1,455,818	1,782,238	9,647,918
Accumulated net realized gain (loss)	(1,264,944)	(2,523,394)	(3,566,871)
Accumulated undistributed (distributions in excess of) net investment income	(22,336)	182,737	3,952
Net assets	$79,289,377	$88,545,126	$256,332,177

58

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$65,921,509	$76,992,662	$202,967,280
Class B	562,676	1,330,573	1,858,274
Class I	6,817,375	9,261,240	49,523,207
Class R6	5,987,817	960,651	1,983,416
Total net assets	$79,289,377	$88,545,126	$256,332,177

Shares of beneficial interest outstanding
Class A	6,227,866	7,229,561	18,624,182
Class B	52,960	124,992	170,207
Class I	710,382	964,029	5,192,058
Class R6	623,574	99,993	207,797
Total shares of beneficial interest outstanding	7,614,782	8,418,575	24,194,244

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.58	$10.65	$10.90
Offering price per share (100 / 95.75 x net asset value per share)	$11.05	$11.12	$11.38

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.62	$10.65	$10.92

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.60	$9.61	$9.54

Class R6 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.60	$9.61	$9.54

On sales of $100,000 ore more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

59

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/18

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income (loss)
Interest	$2,593,327	$6,259,281	$15,826,558
Dividends from affiliated issuers	9,058	20,569	86,725
Total investment income	$2,602,385	$6,279,850	$15,913,283
Expenses
Management fee	$274,308	$737,903	$1,604,069
Distribution and service fees	137,507	418,689	1,026,904
Shareholder servicing costs	49,465	138,322	295,822
Administrative services fee	19,208	35,261	65,157
Independent Trustees’ compensation	3,040	4,932	10,058
Custodian fee	18,575	30,544	55,231
Shareholder communications	6,560	10,709	16,944
Audit and tax fees	53,935	53,964	54,011
Legal fees	13,516	11,642	18,810
Registration fees	59,695	63,040	81,195
Miscellaneous	17,274	20,249	25,321
Total expenses	$653,083	$1,525,255	$3,253,522
Fees paid indirectly	(234)	(86)	(110)
Reduction of expenses by investment adviser and distributor	(120,566)	(241,436)	(440,582)
Net expenses	$532,283	$1,283,733	$2,812,830
Net investment income (loss)	$2,070,102	$4,996,117	$13,100,453

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$143,060	$(214,007)	$1,677,087
Affiliated issuers	(158)	(70)	(2,441)
Futures contracts	—	83,845	207,617
Net realized gain (loss)	$142,902	$(130,232)	$1,882,263
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(813,647)	$(1,284,788)	$(3,701,915)
Affiliated issuers	48	76	57
Net unrealized gain (loss)	$(813,599)	$(1,284,712)	$(3,701,858)
Net realized and unrealized gain (loss)	$(670,697)	$(1,414,944)	$(1,819,595)
Change in net assets from operations	$1,399,405	$3,581,173	$11,280,858

See Notes to Financial Statements

60

Statements of Operations – continued

Year ended 3/31/18	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income (loss)
Interest	$3,170,095	$3,806,411	$11,275,044
Dividends from affiliated issuers	20,750	13,515	43,605
Total investment income	$3,190,845	$3,819,926	$11,318,649
Expenses
Management fee	$345,052	$399,257	$1,090,462
Distribution and service fees	172,830	213,639	540,946
Shareholder servicing costs	54,754	73,347	201,870
Administrative services fee	21,635	23,537	47,442
Independent Trustees’ compensation	3,097	3,502	9,698
Custodian fee	24,533	21,789	38,736
Shareholder communications	7,961	10,751	16,478
Audit and tax fees	53,939	53,943	53,983
Legal fees	16,228	14,806	11,238
Registration fees	62,218	63,020	65,495
Miscellaneous	19,125	18,477	21,520
Total expenses	$781,372	$896,068	$2,097,868
Fees paid indirectly	(29)	(80)	(52)
Reduction of expenses by investment adviser and distributor	(110,663)	(173,593)	(69,039)
Net expenses	$670,680	$722,395	$2,028,777
Net investment income (loss)	$2,520,165	$3,097,531	$9,289,872

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$81,386	$283,666	$809,929
Affiliated issuers	(381)	(216)	(739)
Futures contracts	39,926	47,912	123,772
Net realized gain (loss)	$120,931	$331,362	$932,962
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(1,088,747)	$(1,319,997)	$(4,159,155)
Affiliated issuers	136	100	194
Net unrealized gain (loss)	$(1,088,611)	$(1,319,897)	$(4,158,961)
Net realized and unrealized gain (loss)	$(967,680)	$(988,535)	$(3,225,999)
Change in net assets from operations	$1,552,485	$2,108,996	$6,063,873

See Notes to Financial Statements

61

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/18	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$2,070,102	$4,996,117	$13,100,453
Net realized gain (loss)	142,902	(130,232)	1,882,263
Net unrealized gain (loss)	(813,599)	(1,284,712)	(3,701,858)
Change in net assets from operations	$1,399,405	$3,581,173	$11,280,858

Distributions declared to shareholders
From net investment income	$(2,033,340)	$(4,940,707)	$(12,462,734)
Change in net assets from fund share transactions	$(203,446)	$(335,928)	$40,139,326
Total change in net assets	$(837,381)	$(1,695,462)	$38,957,450

Net assets
At beginning of period	60,226,131	162,007,399	330,261,592
At end of period	$59,388,750	$160,311,937	$369,219,042
Undistributed net investment income included in net assets at end of period	$21,415	$53,460	$1,038

Year ended 3/31/18	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,520,165	$3,097,531	$9,289,872
Net realized gain (loss)	120,931	331,362	932,962
Net unrealized gain (loss)	(1,088,611)	(1,319,897)	(4,158,961)
Change in net assets from operations	$1,552,485	$2,108,996	$6,063,873

Distributions declared to shareholders
From net investment income	$(2,366,561)	$(3,016,866)	$(8,918,061)
Change in net assets from fund share transactions	$10,318,386	$954,960	$26,206,307
Total change in net assets	$9,504,310	$47,090	$23,352,119

Net assets
At beginning of period	69,785,067	88,498,036	232,980,058
At end of period	$79,289,377	$88,545,126	$256,332,177
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(22,336)	$182,737	$3,952

See Notes to Financial Statements

62

Statements of Changes in Net Assets – continued

Year ended 3/31/17	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$2,116,424	$5,505,189	$12,075,243
Net realized gain (loss)	(273,862)	(275,083)	(501,814)
Net unrealized gain (loss)	(2,012,476)	(5,940,829)	(11,306,247)
Change in net assets from operations	$(169,914)	$(710,723)	$267,182

Distributions declared to shareholders
From net investment income	$(2,067,384)	$(5,261,045)	$(11,265,295)
Change in net assets from fund share transactions	$8,843,324	$1,004,996	$22,660,872
Total change in net assets	$6,606,026	$(4,966,772)	$11,662,759

Net assets
At beginning of period	53,620,105	166,974,171	318,598,833
At end of period	$60,226,131	$162,007,399	$330,261,592
Undistributed net investment income included in net assets at end of period	$28,045	$45,248	$30,081

Year ended 3/31/17	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,170,985	$3,210,603	$9,567,141
Net realized gain (loss)	(99,565)	(209,386)	(134,081)
Net unrealized gain (loss)	(2,204,006)	(2,630,360)	(9,582,493)
Change in net assets from operations	$(132,586)	$370,857	$(149,433)

Distributions declared to shareholders
From net investment income	$(2,044,021)	$(3,009,536)	$(8,488,610)
Change in net assets from fund share transactions	$9,550,557	$6,983,288	$11,809,759
Total change in net assets	$7,373,950	$4,344,609	$(3,171,716)

Net assets
At beginning of period	62,411,117	84,153,427	229,808,342
At end of period	$69,785,067	$88,498,036	$232,980,058
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(23,257)	$237,557	$45,730

See Notes to Financial Statements

63

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.12	$10.49		$10.48	$10.11	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.37	(c)	$0.39	$0.38	$0.40
Net realized and unrealized gain (loss)	(0.10)	(0.37)		(0.01)	0.36	(0.60)
Total from investment operations	$0.24	$0.00	(w)	$0.38	$0.74	$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)		$(0.37)	$(0.37)	$(0.39)
Net asset value, end of period (x)	$10.02	$10.12		$10.49	$10.48	$10.11
Total return (%) (r)(s)(t)(x)	2.35	(0.07	)(c)	3.75	7.37	(1.83)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.07	(c)	1.06	1.09	1.05
Expenses after expense reductions (f)	0.90	0.89	(c)	0.93	0.93	0.93
Net investment income (loss)	3.37	3.61	(c)	3.76	3.69	3.94
Portfolio turnover	17	15		16	22	15
Net assets at end of period (000 omitted)	$50,914	$53,883		$52,956	$53,140	$53,245

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.12	$10.49		$10.48	$10.11	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.30	(c)	$0.31	$0.30	$0.32
Net realized and unrealized gain (loss)	(0.11)	(0.38)		(0.01)	0.36	(0.60)
Total from investment operations	$0.16	$(0.08)		$0.30	$0.66	$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)		$(0.29)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$10.02	$10.12		$10.49	$10.48	$10.11
Total return (%) (r)(s)(t)(x)	1.59	(0.81	)(c)	2.97	6.57	(2.56)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.82	(c)	1.81	1.84	1.80
Expenses after expense reductions (f)	1.65	1.65	(c)	1.68	1.68	1.68
Net investment income (loss)	2.63	2.86	(c)	2.99	2.92	3.18
Portfolio turnover	17	15		16	22	15
Net assets at end of period (000 omitted)	$303	$467		$614	$626	$664

See Notes to Financial Statements

64

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.38	(c)
Net realized and unrealized gain (loss)	(0.11)	(0.36)
Total from investment operations	$0.24	$0.02

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)
Net asset value, end of period (x)	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	2.55	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	(c)
Expenses after expense reductions (f)	0.65	0.64	(c)
Net investment income (loss)	3.62	3.84	(c)
Portfolio turnover	17	15
Net assets at end of period (000 omitted)	$6,898	$5,876

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.76

Income (loss) from investment operations
Net investment income (loss) (d)		$0.24
Net realized and unrealized gain (loss)		(0.22)
Total from investment operations		$0.02

Less distributions declared to shareholders
From net investment income		$(0.23)
Net asset value, end of period (x)		$9.55
Total return (%) (r)(s)(t)(x)		0.25	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.84	(a)
Expenses after expense reductions (f)		0.58	(a)
Net investment income (loss)		3.70	(a)
Portfolio turnover		17
Net assets at end of period (000 omitted)		$1,274

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

65

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$9.73	$10.07		$10.04	$9.66	$10.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.33	(c)	$0.34	$0.32	$0.34
Net realized and unrealized gain (loss)	(0.09)	(0.35)		(0.01)	0.37	(0.58)
Total from investment operations	$0.21	$(0.02)		$0.33	$0.69	$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.30)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$9.64	$9.73		$10.07	$10.04	$9.66
Total return (%) (r)(s)(t)(x)	2.12	(0.25	)(c)	3.36	7.21	(2.32)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	(c)	0.90	0.90	0.89
Expenses after expense reductions (f)	0.77	0.76	(c)	0.74	0.74	0.74
Net investment income (loss)	3.06	3.33	(c)	3.41	3.25	3.48
Portfolio turnover	17	17		11	20	19
Net assets at end of period (000 omitted)	$141,605	$145,392		$160,133	$169,354	$172,590

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$9.73	$10.08		$10.05	$9.67	$10.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.26	(c)	$0.26	$0.25	$0.26
Net realized and unrealized gain (loss)	(0.09)	(0.37)		(0.01)	0.36	(0.58)
Total from investment operations	$0.14	$(0.11)		$0.25	$0.61	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)		$(0.22)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$9.65	$9.73		$10.08	$10.05	$9.67
Total return (%) (r)(s)(t)(x)	1.47	(1.10	)(c)	2.58	6.40	(3.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.66	(c)	1.65	1.65	1.64
Expenses after expense reductions (f)	1.52	1.52	(c)	1.51	1.50	1.51
Net investment income (loss)	2.31	2.57	(c)	2.65	2.49	2.71
Portfolio turnover	17	17		11	20	19
Net assets at end of period (000 omitted)	$4,209	$5,882		$6,791	$6,989	$7,234

See Notes to Financial Statements

66

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.34	(c)
Net realized and unrealized gain (loss)	(0.09)	(0.37)
Total from investment operations	$0.22	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)
Net asset value, end of period (x)	$9.57	$9.65
Total return (%) (r)(s)(t)(x)	2.32	(0.28	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	(c)
Expenses after expense reductions (f)	0.67	0.67	(c)
Net investment income (loss)	3.16	3.43	(c)
Portfolio turnover	17	17
Net assets at end of period (000 omitted)	$13,733	$10,733

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.78

Income (loss) from investment operations
Net investment income (loss) (d)		$0.20
Net realized and unrealized gain (loss)		(0.19)
Total from investment operations		$0.01

Less distributions declared to shareholders
From net investment income		$(0.21)
Net asset value, end of period (x)		$9.58
Total return (%) (r)(s)(t)(x)		0.09	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.61	(a)
Expenses after expense reductions (f)		0.61	(a)
Net investment income (loss)		3.19	(a)
Portfolio turnover		17
Net assets at end of period (000 omitted)		$766
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

67

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$5.95	$6.14		$6.05	$5.74	$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	(c)	$0.23	$0.23	$0.24
Net realized and unrealized gain (loss)	(0.02)	(0.21)		0.08	0.30	(0.32)
Total from investment operations	$0.21	$0.02		$0.31	$0.53	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)		$(0.22)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$5.94	$5.95		$6.14	$6.05	$5.74
Total return (%) (r)(s)(t)(x)	3.47	0.33	(c)	5.23	9.38	(1.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	(c)	0.88	0.87	0.87
Expenses after expense reductions (f)	0.72	0.72	(c)	0.72	0.72	0.72
Net investment income (loss)	3.75	3.72	(c)	3.78	3.82	4.17
Portfolio turnover	15	17		18	24	26
Net assets at end of period (000 omitted)	$272,958	$251,271		$281,670	$255,482	$232,451

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$5.95	$6.14		$6.05	$5.74	$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	(c)	$0.18	$0.18	$0.19
Net realized and unrealized gain (loss)	(0.02)	(0.20)		0.08	0.31	(0.31)
Total from investment operations	$0.16	$(0.02)		$0.26	$0.49	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)		$(0.17)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$5.94	$5.95		$6.14	$6.05	$5.74
Total return (%) (r)(s)(t)(x)	2.69	(0.43	)(c)	4.43	8.55	(1.96)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	(c)	1.63	1.62	1.62
Expenses after expense reductions (f)	1.48	1.49	(c)	1.49	1.48	1.49
Net investment income (loss)	3.02	2.95	(c)	3.03	3.07	3.40
Portfolio turnover	15	17		18	24	26
Net assets at end of period (000 omitted)	$1,913	$2,672		$3,131	$3,535	$3,976

See Notes to Financial Statements

68

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$5.97	$6.16		$6.07	$5.76	$6.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.17	(c)	$0.17	$0.17	$0.19
Net realized and unrealized gain (loss)	(0.02)	(0.20)		0.08	0.31	(0.32)
Total from investment operations	$0.15	$(0.03)		$0.25	$0.48	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$5.96	$5.97		$6.16	$6.07	$5.76
Total return (%) (r)(s)(t)(x)	2.54	(0.55	)(c)	4.27	8.37	(2.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	(c)	1.63	1.62	1.62
Expenses after expense reductions (f)	1.62	1.62	(c)	1.62	1.62	1.62
Net investment income (loss)	2.86	2.82	(c)	2.87	2.91	3.26
Portfolio turnover	15	17		18	24	26
Net assets at end of period (000 omitted)	$31,800	$33,950		$33,748	$30,907	$28,672

					Year ended
Class I					3/31/18	3/31/17(i)
Net asset value, beginning of period					$9.68	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)					$0.37	$0.38 (c)
Net realized and unrealized gain (loss)					(0.02)	(0.36)
Total from investment operations					$0.35	$0.02

Less distributions declared to shareholders
From net investment income					$(0.36)	$(0.34)
Net asset value, end of period (x)					$9.67	$9.68
Total return (%) (r)(s)(t)(x)					3.63	0.20 (c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)					0.62	0.63 (c)
Expenses after expense reductions (f)					0.61	0.63 (c)
Net investment income (loss)					3.83	3.83 (c)
Portfolio turnover					15	17
Net assets at end of period (000 omitted)					$56,553	$42,369

See Notes to Financial Statements

69

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/18 (i)
Net asset value, beginning of period	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	$0.06

Less distributions declared to shareholders
From net investment income	$(0.24)
Net asset value, end of period (x)	$9.66
Total return (%) (r)(s)(t)(x)	0.61	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(a)
Expenses after expense reductions (f)	0.55	(a)
Net investment income (loss)	3.78	(a)
Portfolio turnover	15
Net assets at end of period (000 omitted)	$5,995
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

70

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.68	$11.02		$11.02	$10.58	$11.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	(c)	$0.36	$0.37	$0.38
Net realized and unrealized gain (loss)	(0.12)	(0.36)		(0.01)	0.42	(0.62)
Total from investment operations	$0.23	$0.00	(w)	$0.35	$0.79	$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)		$(0.35)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$10.58	$10.68		$11.02	$11.02	$10.58
Total return (%) (r)(s)(t)(x)	2.15	(0.06	)(c)	3.28	7.53	(2.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.03	(c)	1.03	1.04	1.01
Expenses after expense reductions (f)	0.90	0.90	(c)	0.95	0.95	0.95
Net investment income (loss)	3.26	3.26	(c)	3.32	3.37	3.54
Portfolio turnover	12	8		11	16	15
Net assets at end of period (000 omitted)	$65,922	$61,229		$61,065	$59,289	$59,068

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.72	$11.06		$11.06	$10.62	$11.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	(c)	$0.28	$0.29	$0.29
Net realized and unrealized gain (loss)	(0.12)	(0.36)		(0.01)	0.42	(0.61)
Total from investment operations	$0.15	$(0.08)		$0.27	$0.71	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)		$(0.27)	$(0.27)	$(0.28)
Net asset value, end of period (x)	$10.62	$10.72		$11.06	$11.06	$10.62
Total return (%) (r)(s)(t)(x)	1.40	(0.79	)(c)	2.50	6.70	(2.81)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.78	(c)	1.78	1.78	1.76
Expenses after expense reductions (f)	1.65	1.66	(c)	1.70	1.70	1.70
Net investment income (loss)	2.54	2.52	(c)	2.56	2.61	2.76
Portfolio turnover	12	8		11	16	15
Net assets at end of period (000 omitted)	$563	$1,105		$1,296	$1,561	$1,702

See Notes to Financial Statements

71

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.35	(c)
Net realized and unrealized gain (loss)	(0.11)	(0.33)
Total from investment operations	$0.23	$0.02

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.60	$9.69
Total return (%) (r)(s)(t)(x)	2.40	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	(c)
Expenses after expense reductions (f)	0.65	0.64	(c)
Net investment income (loss)	3.49	3.52	(c)
Portfolio turnover	12	8
Net assets at end of period (000 omitted)	$6,817	$7,451

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.82

Income (loss) from investment operations
Net investment income (loss) (d)		$0.23
Net realized and unrealized gain (loss)		(0.23)
Total from investment operations		$0.00	(w)

Less distributions declared to shareholders
From net investment income		$(0.22)
Net asset value, end of period (x)		$9.60
Total return (%) (r)(s)(t)(x)		(0.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.82	(a)
Expenses after expense reductions (f)		0.59	(a)
Net investment income (loss)		3.56	(a)
Portfolio turnover		12
Net assets at end of period (000 omitted)		$5,988
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

72

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.76	$11.09		$11.13	$10.76	$11.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.40	(c)	$0.39	$0.38	$0.42
Net realized and unrealized gain (loss)	(0.12)	(0.35)		(0.05)	0.36	(0.73)
Total from investment operations	$0.26	$0.05		$0.34	$0.74	$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)		$(0.38)	$(0.37)	$(0.40)
Net asset value, end of period (x)	$10.65	$10.76		$11.09	$11.13	$10.76
Total return (%) (r)(s)(t)(x)	2.39	0.43	(c)	3.09	6.99	(2.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	0.99	(c)	0.98	0.97	0.96
Expenses after expense reductions (f)	0.82	0.82	(c)	0.87	0.95	0.95
Net investment income (loss)	3.48	3.68	(c)	3.57	3.46	3.85
Portfolio turnover	23	17		10	18	21
Net assets at end of period (000 omitted)	$76,993	$80,456		$82,145	$86,455	$90,417

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.76	$11.08		$11.12	$10.75	$11.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	(c)	$0.31	$0.30	$0.34
Net realized and unrealized gain (loss)	(0.11)	(0.34)		(0.06)	0.36	(0.74)
Total from investment operations	$0.18	$(0.02)		$0.25	$0.66	$(0.40)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)		$(0.29)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$10.65	$10.76		$11.08	$11.12	$10.75
Total return (%) (r)(s)(t)(x)	1.62	(0.23	)(c)	2.32	6.19	(3.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.74	(c)	1.73	1.72	1.71
Expenses after expense reductions (f)	1.58	1.57	(c)	1.62	1.70	1.70
Net investment income (loss)	2.73	2.94	(c)	2.82	2.70	3.10
Portfolio turnover	23	17		10	18	21
Net assets at end of period (000 omitted)	$1,331	$1,605		$1,958	$2,308	$2,198

See Notes to Financial Statements

73

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.38	(c)
Net realized and unrealized gain (loss)	(0.11)	(0.30)
Total from investment operations	$0.25	$0.08

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)
Net asset value, end of period (x)	$9.61	$9.71
Total return (%) (r)(s)(t)(x)	2.62	0.78	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	(c)
Expenses after expense reductions (f)	0.58	0.57	(c)
Net investment income (loss)	3.72	3.85	(c)
Portfolio turnover	23	17
Net assets at end of period (000 omitted)	$9,261	$6,437

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.81

Income (loss) from investment operations
Net investment income (loss) (d)		$0.24
Net realized and unrealized gain (loss)		(0.21)
Total from investment operations		$0.03

Less distributions declared to shareholders
From net investment income		$(0.23)
Net asset value, end of period (x)		$9.61
Total return (%) (r)(s)(t)(x)		0.35	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.76	(a)
Expenses after expense reductions (f)		0.52	(a)
Net investment income (loss)		3.79	(a)
Portfolio turnover		23
Net assets at end of period (000 omitted)		$961
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

74

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.02	$11.43		$11.40	$10.92	$11.66

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.46	(c)	$0.41	$0.40	$0.42
Net realized and unrealized gain (loss)	(0.13)	(0.46)		0.01	0.47	(0.76)
Total from investment operations	$0.29	$0.00	(w)	$0.42	$0.87	$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)		$(0.39)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$10.90	$11.02		$11.43	$11.40	$10.92
Total return (%) (r)(s)(t)(x)	2.60	(0.04	)(c)	3.78	8.02	(2.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	(c)	0.88	0.86	0.87
Expenses after expense reductions (f)	0.86	0.85	(c)	0.85	0.84	0.85
Net investment income (loss)	3.82	4.06	(c)	3.66	3.58	3.80
Portfolio turnover	19	15		15	13	23
Net assets at end of period (000 omitted)	$202,967	$207,001		$226,552	$229,134	$232,263

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.04	$11.45		$11.42	$10.94	$11.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.37	(c)	$0.33	$0.32	$0.33
Net realized and unrealized gain (loss)	(0.14)	(0.46)		0.00 (w)	0.46	(0.75)
Total from investment operations	$0.20	$(0.09)		$0.33	$0.78	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)		$(0.30)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$10.92	$11.04		$11.45	$11.42	$10.94
Total return (%) (r)(s)(t)(x)	1.81	(0.80	)(c)	2.98	7.18	(3.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.63	(c)	1.63	1.61	1.62
Expenses after expense reductions (f)	1.63	1.62	(c)	1.62	1.60	1.62
Net investment income (loss)	3.06	3.29	(c)	2.88	2.81	3.02
Portfolio turnover	19	15		15	13	23
Net assets at end of period (000 omitted)	$1,858	$2,509		$3,206	$3,737	$3,810

See Notes to Financial Statements

75

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.42	(c)
Net realized and unrealized gain (loss)	(0.12)	(0.39)
Total from investment operations	$0.27	$0.03

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)
Net asset value, end of period (x)	$9.54	$9.65
Total return (%) (r)(s)(t)(x)	2.76	0.30	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.64	(c)
Expenses after expense reductions (f)	0.63	0.63	(c)
Net investment income (loss)	4.00	4.30	(c)
Portfolio turnover	19	15
Net assets at end of period (000 omitted)	$49,523	$23,470

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.77

Income (loss) from investment operations
Net investment income (loss) (d)		$0.24
Net realized and unrealized gain (loss)		(0.21)
Total from investment operations		$0.03

Less distributions declared to shareholders
From net investment income		$(0.26)
Net asset value, end of period (x)		$9.54
Total return (%) (r)(s)(t)(x)		0.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.58	(a)
Expenses after expense reductions (f)		0.57	(a)
Net investment income (loss)		3.85	(a)
Portfolio turnover		19
Net assets at end of period (000 omitted)		$1,983
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

76

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Many municipal instruments are supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on each fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the

77

Notes to Financial Statements – continued

Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2018 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Financial Instruments
Municipal Bonds	$—	$58,111,694	$—	$58,111,694
Mutual Funds	305,782	—	—	305,782
Total	$305,782	$58,111,694	$—	$58,417,476

Arkansas Fund
Financial Instruments
Municipal Bonds	$—	$158,422,356	$—	$158,422,356
Mutual Funds	41,881	—	—	41,881
Total	$41,881	$158,422,356	$—	$158,464,237

California Fund
Financial Instruments
Municipal Bonds	$—	$364,451,661	$—	$364,451,661
Mutual Funds	1,958,769	—	—	1,958,769
Total	$1,958,769	$364,451,661	$—	$366,410,430

Georgia Fund
Financial Instruments
Municipal Bonds	$—	$78,779,931	$—	$78,779,931
Mutual Funds	670,895	—	—	670,895
Total	$670,895	$78,779,931	$—	$79,450,826

Maryland Fund
Financial Instruments
Municipal Bonds	$—	$86,661,791	$—	$86,661,791
Mutual Funds	2,279,833	—	—	2,279,833
Total	$2,279,833	$86,661,791	$—	$88,941,624

78

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Massachusetts Fund
Financial Instruments
Municipal Bonds	$—	$252,760,741	$—	$252,760,741
Mutual Funds	932,789	—	—	932,789
Total	$932,789	$252,760,741	$—	$253,693,530

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At March 31, 2018, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2018 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Arkansas Fund	Interest Rate	$83,845
California Fund	Interest Rate	207,617
Georgia Fund	Interest Rate	39,926
Maryland Fund	Interest Rate	47,912
Massachusetts Fund	Interest Rate	123,772

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – Certain funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

79

Notes to Financial Statements – continued

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2018, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/18	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$22,206	$26,508	$238,000	$5,087	$27,500	$264,135
Tax-exempt income	2,011,134	4,914,199	12,224,734	2,361,474	2,989,366	8,653,926
Total distributions	$2,033,340	$4,940,707	$12,462,734	$2,366,561	$3,016,866	$8,918,061

Year ended 3/31/17	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$132,014	$243,704	$97,392	$596	$152,555	$6,322
Tax-exempt income	1,935,370	5,017,341	11,167,903	2,043,425	2,856,981	8,482,288
Total distributions	$2,067,384	$5,261,045	$11,265,295	$2,044,021	$3,009,536	$8,488,610

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/18	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$56,789,902	$154,568,977	$349,520,318	$77,428,460	$86,317,201	$242,025,675
Gross appreciation	1,973,765	4,859,956	18,406,898	2,444,381	3,121,201	12,977,925
Gross depreciation	(346,191)	(964,696)	(1,516,786)	(422,015)	(496,778)	(1,310,070)
Net unrealized appreciation (depreciation)	$1,627,574	$3,895,260	$16,890,112	$2,022,366	$2,624,423	$11,667,855
Undistributed ordinary income	20,750	160,700	244,503	19,398	9,167	500,500
Undistributed tax-exempt income	171,865	333,015	822,382	169,113	428,595	251,796
Capital loss carryforwards	(1,696,913)	(6,547,962)	(7,827,792)	(1,831,492)	(3,365,579)	(5,586,808)
Other temporary differences	(171,200)	(440,255)	(1,065,847)	(210,847)	(255,025)	(748,344)

80

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2018, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/19	$(674,377)	$(197,659)	$(2,804,636)	$(266,409)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(655,382)	$(2,459,688)	$(3,252,579)	$(1,091,026)	$(1,715,975)	$(4,464,076)
Long-Term	(367,154)	(3,890,615)	(1,770,577)	(474,057)	(1,069,958)	(634,170)
Total	$(1,022,536)	$(6,350,303)	$(5,023,156)	$(1,565,083)	$(2,785,933)	$(5,098,246)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17
Class A	$1,772,980	$1,958,819	$4,433,561	$4,912,832	$9,605,732	$9,255,812
Class B	9,435	15,243	119,869	155,180	67,932	81,828
Class C	—	—	—	—	886,006	925,440
Class I	243,364	93,322	382,264	193,033	1,871,451	1,002,215
Class R6	7,561	—	5,013	—	31,613	—
Total	$2,033,340	$2,067,384	$4,940,707	$5,261,045	$12,462,734	$11,265,295

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17
Class A	$2,014,669	$1,879,136	$2,690,232	$2,886,657	$7,600,441	$7,962,405
Class B	19,673	28,679	40,787	49,817	63,017	83,331
Class I	301,851	136,206	279,825	73,062	1,242,188	442,874
Class R6	30,368	—	6,022	—	12,415	—
Total	$2,366,561	$2,044,021	$3,016,866	$3,009,536	$8,918,061	$8,488,610

(i)	For the period from the inception of Class R6, August 1, 2017, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2018, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$5,070	$13,636	$29,691	$6,388	$7,377	$20,167

The management fee incurred for the year ended March 31, 2018 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

81

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.90%	0.90%	0.83%
Class B	1.65%	1.65%	1.58%
Class I	0.65%	0.65%	0.58%
Class R6	0.59%	0.60%	0.53%

These written agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until July 31, 2018. For the year ended March 31, 2018, these reductions amounted to $114,090 for the Alabama Fund, $103,811 for the Georgia Fund, and $159,838 for the Maryland Fund and are included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2018, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$4,472	$11,433	$17,698	$8,295	$5,184	$12,112

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$133,832
Arkansas Fund	—	0.25%	0.25%	0.10%	365,898
California Fund	—	0.25%	0.25%	0.10%	672,114
Georgia Fund	—	0.25%	0.25%	0.25%	164,421
Maryland Fund	—	0.25%	0.25%	0.24%	198,176
Massachusetts Fund	—	0.25%	0.25%	0.23%	519,174

	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$3,675
Arkansas Fund	0.75%	0.25%	1.00%	0.85%	52,791
California Fund	0.75%	0.25%	1.00%	0.86%	24,014
Georgia Fund	0.75%	0.25%	1.00%	1.00%	8,409
Maryland Fund	0.75%	0.25%	1.00%	1.00%	15,463
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	21,772

	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$330,776

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$137,507	$418,689	$1,026,904	$172,830	$213,639	$540,946

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

82

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2018, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$1,406	$378	$4,181	$464	$6,378	$48,865
Class B	—	—	18	—	—	7
Class C	N/A	N/A	3	N/A	N/A	N/A

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the year ended March 31, 2018, this reduction amounted to $219,540 and is included in the reduction of total expenses in the Statements of Operations. Prior to July 28, 2017, the service fee rate attributable to Class B shares within the first year of purchase was 0.25% and the service fee rate attributable to all other Class B shares was reduced by MFD to 0.10% under a written agreement that terminated on July 27, 2017. For the period April 1, 2017 to July 27, 2017, this reduction amounted to $2,718 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 to March 31, 2018, this reduction amounted to $5,164 and is included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2018. For the year ended March 31, 2018, this reduction amounted to $403,270 and is included in the reduction of total expenses in the Statements of Operations. Prior to July 28, 2017, the service fee rate attributable to Class B shares within the first year of purchase was 0.25% and the service fee rate attributable to all other Class B shares was reduced by MFD to 0.10% under a written agreement that terminated on July 27, 2017. For the period April 1, 2017 to July 27, 2017, this reduction amounted to $1,063 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 to March 31, 2018, this reduction amounted to $2,356 and is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2018, were as follows:

CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$1,998	$2,498	$7,502	$2,843	$1,796	$6,344
Class B	1,502	2,413	3,131	959	902	4,856
Class C	N/A	N/A	5,385	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2018, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$3,452	$6,842	$21,694	$4,474	$13,033	$22,350
Percentage of average daily net assets	0.0057%	0.0042%	0.0061%	0.0058%	0.0147%	0.0092%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$46,013	$131,480	$274,128	$50,280	$60,314	$179,520

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2018 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0315%	0.0215%	0.0183%	0.0282%	0.0265%	0.0196%

83

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2018 and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$350	$378	$900	$378	$759	$774

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$1,645	$1,577	$6,437	$1,861	$3,907	$3,876

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2018, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$109	$285	$581	$130	$160	$409

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On June 29, 2016, MFS redeemed the following fund shares:

Fund	Class	Shares	Amount
Alabama Fund	Class I	5,030	$51,055
Arkansas Fund	Class I	5,024	50,992
California Fund	Class I	5,022	51,321
Georgia Fund	Class I	5,027	51,074
Maryland Fund	Class I	5,031	51,066
Massachusetts Fund	Class I	5,031	51,112

On July 31, 2017, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Alabama Fund	Class R6	5,123	$50,000
Arkansas Fund	Class R6	5,112	50,000
California Fund	Class R6	5,081	50,000
Georgia Fund	Class R6	5,092	50,000
Maryland Fund	Class R6	5,097	50,000
Massachusetts Fund	Class R6	5,118	50,000

(4)	Portfolio Securities

For the year ended March 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$10,043,901	$30,570,995	$91,534,824	$21,828,637	$20,892,627	$69,412,779
Sales	$10,324,175	$27,815,119	$52,505,984	$9,039,746	$19,686,274	$43,916,355

84

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	809,769	$8,266,064	1,202,064	$12,518,769	1,393,307	$13,649,486	2,394,543	$23,780,968
Class B	2,841	29,125	6,066	63,913	662	6,513	16,605	166,391
Class I	360,414	3,491,749	699,676	6,860,945	630,344	6,098,825	1,278,644	12,616,997
Class R6	133,560	1,276,761	—	—	84,577	811,251	—	—
	1,306,584	$13,063,699	1,907,806	$19,443,627	2,108,890	$20,566,075	3,689,792	$36,564,356

Shares issued to shareholders in reinvestment of distributions
Class A	151,336	$1,538,485	162,468	$1,679,790	419,904	$4,104,584	454,081	$4,515,454
Class B	785	7,988	1,272	13,171	11,890	116,380	15,208	151,413
Class I	19,041	184,477	5,829	56,795	29,232	283,547	11,642	114,074
Class R6	791	7,561	—	—	522	5,013	—	—
	171,953	$1,738,511	169,569	$1,749,756	461,548	$4,509,524	480,931	$4,780,941

Shares reacquired
Class A	(1,202,847)	$(12,233,659)	(1,088,170)	$(11,164,502)	(2,080,752)	$(20,333,255)	(3,793,119)	$(37,545,068)
Class B	(19,552)	(199,398)	(19,663)	(203,951)	(180,778)	(1,768,724)	(100,962)	(1,002,478)
Class I	(266,168)	(2,563,760)	(101,315)	(981,606)	(336,986)	(3,260,316)	(183,473)	(1,792,755)
Class R6	(927)	(8,839)	—	—	(5,148)	(49,232)	—	—
	(1,489,494)	$(15,005,656)	(1,209,148)	$(12,350,059)	(2,603,664)	$(25,411,527)	(4,077,554)	$(40,340,301)

Net change
Class A	(241,742)	$(2,429,110)	276,362	$3,034,057	(267,541)	$(2,579,185)	(944,495)	$(9,248,646)
Class B	(15,926)	(162,285)	(12,325)	(126,867)	(168,226)	(1,645,831)	(69,149)	(684,674)
Class I	113,287	1,112,466	604,190	5,936,134	322,590	3,122,056	1,106,813	10,938,316
Class R6	133,424	1,275,483	—	—	79,951	767,032	—	—
	(10,957)	$(203,446)	868,227	$8,843,324	(33,226)	$(335,928)	93,169	$1,004,996

	California Fund				Georgia Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	8,237,637	$49,705,465	8,748,031	$53,199,960	1,468,090	$15,790,486	1,263,150	$13,785,744
Class B	18,531	111,865	77,190	478,408	2,221	23,684	10,899	118,935
Class C	822,298	4,978,525	1,131,193	6,982,755	—	—	—	—
Class I	3,155,280	30,933,095	5,871,251	58,259,540	728,282	7,105,132	919,939	9,121,055
Class R6	630,765	6,092,361	—	—	630,434	6,053,206	—	—
	12,864,511	$91,821,311	15,827,665	$118,920,663	2,829,027	$28,972,508	2,193,988	$23,025,734

Shares issued to shareholders in reinvestment of distributions
Class A	1,402,632	$8,436,925	1,310,447	$7,978,939	173,576	$1,863,233	154,931	$1,689,184
Class B	10,639	64,039	12,414	75,598	1,575	16,994	2,318	25,389
Class C	130,437	787,456	127,649	779,337	—	—	—	—
Class I	118,741	1,162,064	42,757	420,130	25,137	244,895	9,750	95,551
Class R6	3,275	31,613	—	—	3,166	30,368	—	—
	1,665,724	$10,482,097	1,493,267	$9,254,004	203,454	$2,155,490	166,999	$1,810,124

85

Notes to Financial Statements – continued

	California Fund – continued				Georgia Fund – continued
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(5,929,975)	$(35,649,046)	(13,680,386)	$(83,297,518)	(1,146,389)	$(12,297,574)	(1,224,697)	$(13,368,022)
Class B	(156,434)	(940,374)	(150,118)	(904,953)	(53,913)	(580,193)	(27,279)	(297,686)
Class C	(1,305,709)	(7,905,042)	(1,047,074)	(6,306,663)	—	—	—	—
Class I	(1,800,648)	(17,539,480)	(1,542,540)	(15,004,661)	(812,325)	(7,835,695)	(165,401)	(1,619,593)
Class R6	(13,494)	(130,140)	—	—	(10,026)	(96,150)	—	—
	(9,206,260)	$(62,164,082)	(16,420,118)	$(105,513,795)	(2,022,653)	$(20,809,612)	(1,417,377)	$(15,285,301)

Net change
Class A	3,710,294	$22,493,344	(3,621,908)	$(22,118,619)	495,277	$5,356,145	193,384	$2,106,906
Class B	(127,264)	(764,470)	(60,514)	(350,947)	(50,117)	(539,515)	(14,062)	(153,362)
Class C	(352,974)	(2,139,061)	211,768	1,455,429	—	—	—	—
Class I	1,473,373	14,555,679	4,371,468	43,675,009	(58,906)	(485,668)	764,288	7,597,013
Class R6	620,546	5,993,834	—	—	623,574	5,987,424	—	—
	5,323,975	$40,139,326	900,814	$22,660,872	1,009,828	$10,318,386	943,610	$9,550,557

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	772,578	$8,329,528	1,500,986	$16,370,710	3,212,751	$35,505,829	3,060,263	$34,447,208
Class B	14,138	153,439	8,889	99,358	12,809	142,691	10,371	117,463
Class I	591,563	5,744,878	727,713	7,126,685	3,690,665	35,539,210	2,712,107	26,716,998
Class R6	100,011	962,936	—	—	213,149	2,037,209	—	—
	1,478,290	$15,190,781	2,237,588	$23,596,753	7,129,374	$73,224,939	5,782,741	$61,281,669

Shares issued to shareholders in reinvestment of distributions
Class A	203,713	$2,201,139	213,763	$2,345,726	596,855	$6,606,225	605,516	$6,827,590
Class B	3,415	36,891	3,980	43,707	4,929	54,684	6,577	74,328
Class I	23,617	230,054	4,585	44,922	98,808	955,755	25,150	245,651
Class R6	626	6,022	—	—	1,300	12,413	—	—
	231,371	$2,474,106	222,328	$2,434,355	701,892	$7,629,077	637,243	$7,147,569

Shares reacquired
Class A	(1,223,084)	$(13,203,615)	(1,647,823)	$(17,882,772)	(3,966,535)	$(43,809,322)	(4,714,104)	$(52,832,375)
Class B	(41,792)	(450,918)	(40,320)	(440,084)	(74,742)	(830,470)	(69,854)	(783,967)
Class I	(314,228)	(3,049,210)	(74,221)	(724,964)	(1,030,429)	(9,944,303)	(309,243)	(3,003,137)
Class R6	(644)	(6,184)	—	—	(6,652)	(63,614)	—	—
	(1,579,748)	$(16,709,927)	(1,762,364)	$(19,047,820)	(5,078,358)	$(54,647,709)	(5,093,201)	$(56,619,479)

Net change
Class A	(246,793)	$(2,672,948)	66,926	$833,664	(156,929)	$(1,697,268)	(1,048,325)	$(11,557,577)
Class B	(24,239)	(260,588)	(27,451)	(297,019)	(57,004)	(633,095)	(52,906)	(592,176)
Class I	300,952	2,925,722	658,077	6,446,643	2,759,044	26,550,662	2,428,014	23,959,512
Class R6	99,993	962,774	—	—	207,797	1,986,008	—	—
	129,913	$954,960	697,552	$6,983,288	2,752,908	$26,206,307	1,326,783	$11,809,759

(i)	For the period from the inception of Class R6, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

86

Notes to Financial Statements – continued

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2018, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$399	$977	$2,139	$484	$549	$1,488
Interest Expense	—	—	—	—	—	—

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2018, are as follows:

		Affiliated Issuer - MFS Institutional Money Market Portfolio
		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund		412,853	17,264,256	(17,371,296)	305,813
Arkansas Fund		2,038,348	32,931,711	(34,928,173)	41,886
California Fund		4,874,981	109,748,434	(112,664,450)	1,958,965
Georgia Fund		1,787,639	25,375,165	(26,491,843)	670,961
Maryland Fund		628,060	28,321,739	(26,669,738)	2,280,061
Massachusetts Fund		1,735,298	80,993,669	(81,796,085)	932,882

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$(158)	$48	$—	$9,058	$305,782
Arkansas Fund	(70)	76	—	20,569	41,881
California Fund	(2,441)	57	—	86,725	1,958,769
Georgia Fund	(381)	136	—	20,750	670,895
Maryland Fund	(216)	100	—	13,515	2,279,833
Massachusetts Fund	(739)	194	—	43,605	932,789

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

88

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

89

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

90

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

91

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	98.91%
Arkansas Fund	99.46%
California Fund	98.09%
Georgia Fund	99.79%
Maryland Fund	99.09%
Massachusetts Fund	97.04%

92

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

93

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT US

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mfs.com

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ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

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1-800-343-2829

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1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

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MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

March 31, 2018

MFS® Municipal Series Trust

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

MSTB-ANN

MFS® Municipal Series Trust

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.6%
State & Local Agencies	16.7%
General Obligations – General Purpose	14.9%
Healthcare Revenue – Hospitals	11.8%
General Obligations – Schools	7.4%

Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	57.2%
A	20.8%
BBB	10.1%
BB	2.2%
CC	0.2%
CC	3.1%
D	0.4%
Not Rated	3.0%
Cash & Cash Equivalents	0.8%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	12.5 yrs.

Jurisdiction (i)
Mississippi	74.7%
Puerto Rico	5.7%
Massachusetts	2.9%
Guam	2.6%
California	2.4%
Illinois	2.2%
New York	1.5%
Colorado	1.1%
Michigan	1.0%
New Hampshire	0.9%
Wisconsin	0.7%
Virginia	0.6%
Texas	0.5%
Kentucky	0.5%
Tennessee	0.3%
Oklahoma	0.3%
South Carolina	0.3%
Washington	0.3%
Florida	0.3%
New Jersey	0.2%
Pennsylvania	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	16.5%
State & Local Agencies	12.7%
Tax Assessment	11.8%
Healthcare Revenue – Hospitals	9.9%
Miscellaneous Revenue – Other	6.9%

Composition including fixed income credit quality (a)(i)
AAA	8.4%
AA	29.8%
A	30.3%
BBB	17.9%
BB	2.0%
B	0.2%
CCC	0.3%
CC	0.3%
C	2.8%
D	0.9%
Not Rated	7.2%
Cash & Cash Equivalents	(0.1)%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	16.9 yrs.

Jurisdiction (i)
New York	84.4%
Puerto Rico	5.4%
Guam	2.5%
Illinois	1.8%
Colorado	1.1%
Texas	0.8%
Florida	0.8%
Michigan	0.8%
Pennsylvania	0.6%
California	0.4%
Ohio	0.3%
New Jersey	0.3%
Washington	0.3%
Indiana	0.2%
Louisiana	0.2%
Wisconsin	0.1%
Mississippi	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.9%
Universities – Colleges	19.1%
State & Local Agencies	13.8%
Water & Sewer Utility Revenue	10.8%
Airport Revenue	6.2%

Composition including fixed income credit quality (a)(i)
AAA	7.1%
AA	40.9%
A	29.2%
BBB	10.8%
BB	0.7%
B	0.2%
CCC	0.3%
CC	0.7%
C	2.2%
D	0.5%
Not Rated	6.7%
Cash & Cash Equivalents	0.7%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.5 yrs.

Jurisdiction (i)
North Carolina	73.8%
Puerto Rico	5.8%
California	2.8%
Guam	2.2%
Illinois	2.2%
Pennsylvania	2.1%
New York	1.6%
Virginia	1.1%
Colorado	1.0%
Tennessee	0.9%
Michigan	0.8%
Texas	0.7%
Massachusetts	0.7%
Wisconsin	0.6%
Florida	0.6%
New Hampshire	0.5%
Ohio	0.4%
New Jersey	0.3%
Oklahoma	0.3%
Indiana	0.3%
Washington	0.2%
Louisiana	0.2%
U.S. Virgin Islands	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.5%
Universities – Colleges	14.8%
General Obligations – Schools	10.2%
Water & Sewer Utility Revenue	9.1%
General Obligations – General Purpose	7.1%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	15.6%
A	48.5%
BBB	18.2%
BB	6.5%
B	0.3%
CC	0.5%
C	2.7%
D	0.7%
Not Rated	7.7%
Cash & Cash Equivalents	(1.7)%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	15.2 yrs.

Jurisdiction (i)
Pennsylvania	83.6%
Puerto Rico	5.2%
Illinois	2.5%
Guam	1.7%
California	1.4%
Colorado	1.4%
Michigan	1.3%
Florida	0.8%
Tennessee	0.8%
Texas	0.8%
Kentucky	0.6%
New Jersey	0.4%
Indiana	0.3%
Louisiana	0.3%
Georgia	0.3%
Nebraska	0.2%
Wisconsin	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.5%
Water & Sewer Utility Revenue	14.7%
State & Local Agencies	12.1%
Utilities – Municipal Owned	7.0%
Universities – Colleges	6.5%

Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	26.9%
A	48.9%
BBB	8.2%
BB	1.2%
B	0.2%
CC	0.1%
C	2.9%
D	0.6%
Not Rated	4.8%
Cash & Cash Equivalents	1.9%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	13.5 yrs.

Jurisdiction (i)
South Carolina	75.2%
Puerto Rico	5.5%
Illinois	2.4%
California	1.9%
Pennsylvania	1.8%
Guam	1.4%
Michigan	1.3%
New York	1.1%
Colorado	1.0%
Tennessee	0.9%
Kentucky	0.9%
Massachusetts	0.7%
Florida	0.7%
Texas	0.6%
New Hampshire	0.5%
Virginia	0.5%
Nebraska	0.5%
Indiana	0.4%
New Jersey	0.2%
Georgia	0.2%
Washington	0.2%
Louisiana	0.2%
Ohio (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.8%
General Obligations – General Purpose	11.7%
State & Local Agencies	11.4%
Water & Sewer Utility Revenue	9.8%
Universities – Colleges	8.7%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	40.5%
A	29.2%
BBB	13.7%
BB	2.2%
CCC	0.2%
C	2.7%
D	0.8%
Not Rated	6.2%
Cash & Cash Equivalents (o)	0.0%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	14.1 yrs.

Jurisdiction (i)
Tennessee	75.4%
Puerto Rico	5.4%
Guam	3.7%
New York	2.6%
Illinois	1.9%
Pennsylvania	1.9%
Kentucky	1.1%
Florida	1.1%
Colorado	1.1%
U.S. Virgin Islands	0.8%
Wisconsin	0.8%
Massachusetts	0.7%
California	0.7%
New Jersey	0.6%
New Hampshire	0.5%
Virginia	0.5%
South Carolina	0.3%
Georgia	0.3%
Nebraska	0.3%
Michigan	0.1%
Texas	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	14.4%
State & Local Agencies	14.3%
Water & Sewer Utility Revenue	13.9%
Universities – Colleges	9.8%
Transportation – Special Tax	8.9%

Composition including fixed income credit quality (a)(i)
AAA	14.5%
AA	41.3%
A	17.7%
BBB	13.0%
BB	0.8%
B	1.6%
CCC	0.1%
CC	0.5%
C	2.7%
D	0.7%
Not Rated	8.0%
Cash & Cash Equivalents	0.8%
Other	(1.7)%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.0 yrs.

Jurisdiction (i)
Virginia	75.2%
Puerto Rico	6.2%
Washington DC	4.6%
Illinois	2.7%
Guam	2.3%
Pennsylvania	1.5%
New York	1.5%
Tennessee	1.2%
Colorado	1.0%
Ohio	0.9%
California	0.8%
Michigan	0.8%
Connecticut	0.5%
Texas	0.4%
Washington	0.3%
Louisiana	0.3%
New Hampshire	0.2%
New Jersey	0.2%
Massachusetts	0.2%
Indiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.1%
Universities – Colleges	16.4%
Water & Sewer Utility Revenue	12.2%
Miscellaneous Revenue – Other	11.5%
General Obligations – Schools	11.0%

Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	27.6%
A	50.6%
BBB	5.9%
BB	1.1%
CC	1.2%
C	2.7%
D	0.5%
Not Rated	7.7%
Cash & Cash Equivalents	1.9%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	13.2 yrs.

Jurisdiction (i)
West Virginia	71.5%
Puerto Rico	5.7%
New York	3.0%
California	3.0%
Guam	2.9%
Illinois	2.4%
Massachusetts	1.8%
Florida	1.3%
Kentucky	1.1%
U.S. Virgin Islands	1.0%
Michigan	0.9%
Tennessee	0.7%
Texas	0.6%
Colorado	0.6%
Washington	0.5%
Utah	0.5%
Indiana	0.3%
New Jersey	0.2%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2018, Class A shares, at net asset value, of the municipal bond funds of Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia underperformed the Bloomberg Barclays Municipal Bond Index, while the municipal bond funds of New York and Pennsylvania outperformed the same benchmark over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what had been high levels of investor confidence, leading to a correction in what had been elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve (“Fed”) raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility. Concerns that US technology giants have been careless with private user data are contributing to the volatility as well.

10-Year US Treasury yields were largely range-bound during the first half of the reporting period before spiking higher during the latter half of the reporting period, with most of the rise occurring during the first quarter of 2018. The surge in yields was primarily due to the passage of the Tax Cuts and Jobs Act, which cut individual and corporate tax rates, as well as a larger-than-expected fiscal spending package. This led investors to increase expectations for better economic growth and a potential increase in inflationary pressures, pushing bond yields higher. Yields moderated, however, towards the end of the reporting period due to increased equity market volatility and concerns about escalating trade wars.

The Fed, continuing its efforts to normalize monetary policy, raised the Federal Funds rate three times during the reporting period, including one rate increase under new Federal Reserve Chairman Jerome Powell, who replaced Janet Yellen in February 2018. Generally, markets viewed the transition to the new Fed chairman without much concern – having served as a Fed governor since 2012, Powell is a known quantity among investors.

Another major event that occurred during the period was Hurricane Maria making landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, declined in the weeks following the Hurricane, but have since recovered somewhat.

For the reporting period, the municipal market largely took its cue from the direction of US Treasury rates. Yields were largely range-bound early in the period, and then accelerated higher towards the end of the reporting period, pushed higher by the same factors impacting US Treasury yields – optimism over stronger US growth in the wake of the tax reform and increased fiscal spending. Yields moderated in the last six weeks of the reporting period amid an increase in equity market volatility and concerns about the impact of a trade war on the global economy.

Against this backdrop, the municipal yield curve flattened, with yields on shorter-dated municipal bonds rising more than yields on longer-dated bonds. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds, and lower-quality bonds outperforming higher-quality.

The US economic backdrop appears supportive of municipal bond fundamentals; valuations appear tight within the context of longer-term municipal performance, but on a tax-adjusted basis, municipal bonds offer satisfactory relative value compared with broader fixed income markets.

Management Review – continued

Factors Affecting Performance

Within all funds, an out-of-benchmark exposure to Ambac-insured Puerto Rican bonds hindered performance relative to the Bloomberg Barclays Municipal Bond Index.

In contrast, a shorter relative duration (d) stance in all funds, with the exception of the municipal bond fund of New York, positively impacted relative performance as interest rates rose during the reporting period. In all funds, a larger-than-benchmark exposure to the health care sector, and lesser exposure to general obligation bonds issued by the states, also helped relative results. Lastly, within all funds, with the exception of the municipal bond fund of Tennessee, an out-of-benchmark exposure to non-rated (r) securities aided relative returns.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/18

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/06/92	2.07%	2.06%	3.84%	N/A
B	9/07/93	1.40%	1.38%	3.13%	N/A
I	4/01/16	2.15%	N/A	N/A	0.86%
R6	8/01/17	N/A	N/A	N/A	(0.36)%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.27)%	1.17%	3.39%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.56)%	1.02%	3.13%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	2.89%	2.43%	4.00%	N/A
B	9/07/93	2.12%	1.67%	3.23%	N/A
C	12/11/00	2.12%	1.69%	3.22%	N/A
I	4/01/16	3.07%	N/A	N/A	1.77%
R6	8/01/17	N/A	N/A	N/A	0.11%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.48)%	1.55%	3.55%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.86)%	1.32%	3.23%	N/A
C With CDSC (1% for 12 months) (v)		1.13%	1.69%	3.22%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	2.28%	1.96%	3.88%	N/A
B	9/07/93	1.43%	1.19%	3.12%	N/A
C	1/03/94	1.42%	1.20%	3.11%	N/A
I	4/01/16	2.54%	N/A	N/A	1.38%
R6	8/01/17	N/A	N/A	N/A	0.15%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.07)%	1.08%	3.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.53)%	0.83%	3.12%	N/A
C With CDSC (1% for 12 months) (v)		0.43%	1.20%	3.11%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/93	3.29%	2.66%	4.18%	N/A
B	9/07/93	2.62%	1.90%	3.38%	N/A
I	4/01/16	3.37%	N/A	N/A	2.04%
R6	8/01/17	N/A	N/A	N/A	0.78%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.10)%	1.77%	3.73%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.37)%	1.54%	3.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	2.41%	1.84%	3.59%	N/A
B	9/07/93	1.64%	1.07%	2.83%	N/A
I	4/01/16	2.60%	N/A	N/A	1.19%
R6	8/01/17	N/A	N/A	N/A	0.08%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.95)%	0.96%	3.14%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.33)%	0.70%	2.83%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/12/88	1.92%	1.76%	3.68%	N/A
B	9/07/93	1.16%	1.00%	2.92%	N/A
I	4/01/16	2.18%	N/A	N/A	1.18%
R6	8/01/17	N/A	N/A	N/A	(0.19)%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.41)%	0.88%	3.23%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.79)%	0.64%	2.92%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	2.13%	2.14%	3.78%	N/A
B	9/07/93	1.37%	1.39%	3.02%	N/A
C	1/03/94	1.36%	1.39%	3.02%	N/A
I	4/01/16	2.42%	N/A	N/A	1.31%
R6	8/01/17	N/A	N/A	N/A	0.05%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.21)%	1.25%	3.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.59)%	1.04%	3.02%	N/A
C With CDSC (1% for 12 months) (v)		0.38%	1.39%	3.02%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	2.15%	1.96%	3.54%	N/A
B	9/07/93	1.38%	1.20%	2.77%	N/A
I	4/01/16	2.33%	N/A	N/A	1.35%
R6	8/01/17	N/A	N/A	N/A	0.18%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.19)%	1.08%	3.09%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.58)%	0.83%	2.77%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2017 through March 31, 2018

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period

October 1, 2017 through March 31, 2018.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.84%	$1,000.00	$992.21	$4.17
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.49%	$1,000.00	$989.01	$7.39
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.74%	$1,000.00	$991.55	$3.67
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.71%	$1,000.00	$991.89	$3.53
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.88%	$1,000.00	$996.03	$4.38
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.64%	$1,000.00	$991.35	$8.14
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
C	Actual	1.64%	$1,000.00	$992.27	$8.15
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.64%	$1,000.00	$996.69	$3.19
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
R6	Actual	0.59%	$1,000.00	$996.98	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.86%	$1,000.00	$995.91	$4.28
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.62%	$1,000.00	$992.14	$8.05
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
C	Actual	1.62%	$1,000.00	$992.15	$8.05
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.61%	$1,000.00	$997.26	$3.04
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R6	Actual	0.55%	$1,000.00	$997.68	$2.74
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS New York Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS North Carolina Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.81%	$1,000.00	$1,001.56	$4.04
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
B	Actual	1.56%	$1,000.00	$997.89	$7.77
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
I	Actual	0.71%	$1,000.00	$1,002.24	$3.54
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
R6	Actual	0.66%	$1,000.00	$1,002.59	$3.30
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.84%	$1,000.00	$995.06	$4.18
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$991.33	$7.89
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$995.68	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.52%	$1,000.00	$996.03	$2.59
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.88%	$1,000.00	$994.26	$4.38
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.63%	$1,000.00	$990.52	$8.09
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
I	Actual	0.63%	$1,000.00	$995.02	$3.13
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R6	Actual	0.55%	$1,000.00	$995.41	$2.74
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.84%	$1,000.00	$995.02	$4.18
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$992.17	$7.90
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$992.16	$7.90
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$997.22	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.51%	$1,000.00	$997.61	$2.54
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.86%	$1,000.00	$996.16	$4.28
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.62%	$1,000.00	$992.39	$8.05
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$996.64	$3.09
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R6	Actual	0.54%	$1,000.00	$998.10	$2.69
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.03% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

For the MFS Virginia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS West Virginia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

3/31/18

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.7%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$115,000	$125,797
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	81,244
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	49,539
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	253,925
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	38,137
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	65,192
		$613,834
General Obligations - General Purpose - 14.7%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031 (Prerefunded 10/01/2021)	$625,000	$703,950
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	37,730
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	40,000	43,278
Gulfport, MI, AGM, 5%, 11/01/2024	500,000	572,765
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/2020	620,000	657,467
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,197,730
Mississippi Development Bank Special Obligation (Hinds County), 5%, 11/01/2032	500,000	579,090
Mississippi Development Bank Special Obligation (Hinds County), 4%, 11/01/2042	500,000	514,840
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2031	1,000,000	1,149,440
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	1,000,000	1,145,250
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	150,000	156,974
State of California, 6%, 11/01/2039	700,000	746,655
State of Illinois, 5%, 11/01/2027	200,000	208,020
State of Illinois, “D”, 5%, 11/01/2028	195,000	202,357
State of Mississippi, “A”, 5%, 10/01/2028	1,000,000	1,164,690
State of Mississippi, “A”, 5%, 10/01/2033	1,000,000	1,175,010
State of Mississippi, “B”, 5%, 12/01/2033	1,000,000	1,165,610
State of Mississippi, “F”, 5%, 11/01/2029	650,000	756,171
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030 (Prerefunded 10/01/2021)	1,000,000	1,106,470
		$13,283,497

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 7.3%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	$20,000	$22,524
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	20,000	22,474
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	15,000	16,819
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	10,000	11,196
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	490,000	515,720
Lamar County, MS, School District, 5%, 9/01/2031 (Prerefunded 9/01/2023)	1,095,000	1,252,987
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	1,000,000	1,144,780
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	562,665
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	562,075
Mississippi Development Bank Special Obligation (Hinds Community College District Capital Improvement Refunding Project), AGM, 4%, 10/01/2027	770,000	820,812
Mississippi Development Bank Special Obligation, (Mississippi Gulf Coast Community College District Facilities Construction and Refinancing Project), 5%, 12/01/2026	1,000,000	1,170,640
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	546,649
		$6,649,341
Healthcare Revenue - Hospitals - 11.7%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$300,000	$311,157
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	500,000	555,555
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	325,000	347,795
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	380,000	415,910
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	535,000	548,889
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	60,000	65,560

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	$20,000	$21,568
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/2036	500,000	538,010
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,093,710
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/2039	2,105,000	2,222,080
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/2035	1,000,000	1,002,060
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/2029	1,000,000	1,042,950
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, (Southwest Regional Medical Center), 5.5%, 4/01/2019	250,000	250,163
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, (Southwest Regional Medical Center), 5.75%, 4/01/2023	250,000	250,172
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	215,000	228,420
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	550,000	585,343
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	135,000	144,927
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	75,000	79,430
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	185,000	196,494
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	640,000	666,643
		$10,566,836
Industrial Revenue - Paper - 0.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$858,968

Miscellaneous Revenue - Other - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$129,358

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$85,000	$98,598
		$227,956
Multi-Family Housing Revenue - 1.1%
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/2048	$1,000,000	$1,035,850

Sales & Excise Tax Revenue - 3.7%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$640,000	$698,170
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	450,000	483,682
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	295,000	307,145
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	595,000	626,916
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	930,262
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	295,000	37,990
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	185,000	42,990
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	50,000	9,872
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,030,000	192,878
		$3,329,905
Single Family Housing - State - 0.9%
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/2031	$830,000	$851,057

State & Local Agencies - 16.5%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$470,000	$489,124
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2032	25,000	28,069
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2033	25,000	27,933
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	10,000	11,119
Forest County, MS, Development Bank Special Obligation (Public Improvement Project), ASSD GTY, 5%, 3/01/2029 (Prerefunded 3/01/2019)	750,000	773,167

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/2039	$1,000,000	$1,045,820
Mississippi Development Bank Special Obligation, ASSD GTY, 4.75%, 10/01/2028	270,000	280,311
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/2028	640,000	641,587
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/2027 (Prerefunded 8/01/2020)	1,000,000	1,078,040
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023	345,000	374,625
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024	360,000	389,506
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025	380,000	409,416
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029	500,000	548,530
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030	500,000	547,835
Mississippi Development Bank Special Obligation (Harrison County), ASSD GTY, 4.75%, 10/01/2028 (Prerefunded 10/01/2019)	850,000	888,097
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/2022	500,000	544,245
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 7/01/2036	500,000	539,965
Mississippi Development Bank Special Obligation (Laurel Highway Refunding Project), “B”, 4%, 1/01/2022	735,000	778,203
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	539,055
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/2031	1,200,000	1,262,196
Mississippi Development Bank Special Obligation, (Biloxi, Mississippi Refunding Project), BAM, 5%, 11/01/2027	1,090,000	1,248,453
Mississippi Development Bank Special Obligation, (Mississippi Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project), 5%, 8/01/2027	1,500,000	1,750,425
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	390,000	444,226

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	$280,000	$284,710
		$14,924,657
Tax - Other - 3.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$125,000	$132,616
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	40,000	42,600
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project) “B”, 5%, 10/01/2023	910,000	987,059
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	510,000	493,655
Puerto Rico Infrastructure Financing Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2036	1,195,000	417,342
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	315,000	324,412
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	750,000	860,812
		$3,258,496
Tobacco - 0.5%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$420,000	$472,441

Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$160,000	$178,987
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	338,716
		$517,703
Transportation - Special Tax - 3.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,135,000	$1,207,322
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	9,657
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	910,000	882,354
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	185,000	198,033
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	255,000	242,485

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	$545,000	$557,851
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	5,000	4,950
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	20,000	18,992
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	35,000	31,813
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	165,000	183,247
		$3,336,704
Universities - Colleges - 21.4%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$1,000,000	$1,048,400
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	920,000	966,129
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/2034	1,500,000	1,592,955
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	920,000	1,136,301
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 12/01/2023	880,000	970,957
Mississippi State University, Educational Building Corp. Refunding Rev. (Mississippi State University Facilities Refinancing), “A”, 4%, 8/01/2043	600,000	618,846
Mississippi State University, Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2027	400,000	461,472
Mississippi State University, Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2028	350,000	404,047
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,000,000	1,157,960
Mississippi State University, Educational Building Corp. Rev. (Residence Hall Construction and Refunding Project), 5%, 8/01/2036 (Prerefunded 8/01/2021)	1,585,000	1,747,003
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	590,000	770,304
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	15,000	14,944

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
S.M. Educational Building Corp. Rev. (Facilities Refinancing Project), 5%, 9/01/2034	$480,000	$548,966
S.M. Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 9/01/2035	1,000,000	1,140,500
The University of Mississippi Medical Center, Educational Building Corp. Rev., “A”, 5%, 6/01/2047	1,250,000	1,391,675
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 4%, 6/01/2047	1,000,000	1,015,310
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2029	500,000	582,235
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2030	500,000	580,185
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/2034 (Prerefunded 11/01/2019)	715,000	748,684
University of Southern Mississippi, COP (Parking Facilities Project), ASSD GTY, 5.125%, 9/15/2039 (Prerefunded 9/15/2019)	490,000	514,005
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	1,745,000	1,997,641
		$19,408,519
Universities - Dormitories - 1.5%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/2039 (Prerefunded 6/01/2019)	$1,000,000	$1,034,780
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	130,000	138,260
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	145,000	155,830
		$1,328,870
Utilities - Investor Owned - 0.4%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$370,000	$398,013

Utilities - Municipal Owned - 2.5%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$344,342
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	75,000	81,297
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	91,829
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	155,000	162,187

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 7/01/2027 (Prerefunded 7/01/2019)	$155,000	$160,757
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 7/01/2028 (Prerefunded 7/01/2019)	100,000	103,775
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 7/01/2029 (Prerefunded 7/01/2019)	485,000	503,905
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	500,000	559,855
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	14,776
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	78,245
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	9,840
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	60,000	59,952
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	105,000	102,948
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	15,000	14,507
		$2,288,215
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$185,000	$203,250
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	105,804
		$309,054
Water & Sewer Utility Revenue - 5.7%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$30,000	$32,200
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	285,000	309,063
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	154,097
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	32,603

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	$30,000	$31,771
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,208,020
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	27,572
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	30,000	32,802
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	15,000	16,651
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	35,000	38,789
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	911,130
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,329,129
		$5,123,827
Total Municipal Bonds (Identified Cost, $86,302,967)		$88,783,743

Investment Companies (h) - 0.2%
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $179,628)	179,653	$179,635

Other Assets, Less Liabilities - 1.8%		1,670,097
Net Assets - 100.0%		$90,633,475

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.7%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	$450,000	$495,495
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	105,000	114,288
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	268,003
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	184,153
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	722,722
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	553,910
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	1,160,000	1,274,863
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	99,078
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	16,560
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,171
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	141,249
		$3,957,492
General Obligations - General Purpose - 6.1%
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	$45,000	$47,493
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	550,000	558,068
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	165,000	170,528
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	105,000	113,606
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	1,820,000	2,049,684
Nassau County, NY, General Improvement, “B”, AGM, 5%, 4/01/2034	2,530,000	2,917,672
New York, NY, “B-1”, 5%, 12/01/2041	3,000,000	3,422,610
New York, NY, “E-1”, 6.25%, 10/15/2028 (Prerefunded 10/15/2018)	960,000	983,606
New York, NY, “E-1”, 6.25%, 10/15/2028	40,000	41,010
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,015

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Orange County, NY, Various Purposes, “A”, 2.25%, 3/15/2032	$2,210,000	$1,931,452
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	305,000	306,330
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	115,000	120,346
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	270,000	270,008
State of Illinois, 5%, 11/01/2027	510,000	530,451
State of Illinois, “D”, 5%, 11/01/2028	450,000	466,978
		$13,934,857
General Obligations - Schools - 0.4%
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	$995,000	$1,023,377

Healthcare Revenue - Hospitals - 9.8%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$507,564
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	336,924
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	658,558
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems),“A”, 5%, 7/01/2044	1,000,000	1,095,180
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 5%, 11/01/2037	2,000,000	2,197,860
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	215,000	221,317
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	245,000	250,682
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	125,000	136,582
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	40,000	43,136
Monroe County, NY, Industrial Development Corp. Rev. (Rochester General Hospital Project), 5%, 12/01/2046	2,000,000	2,200,420
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,098,130

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	$35,000	$37,468
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	170,000	187,326
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035 (Prerefunded 2/15/2019)	1,495,000	1,553,230
New York Dormitory Authority Rev., Non- State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/2034	1,970,000	2,087,491
New York Dormitory Authority Rev., Non- State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2026	2,000,000	2,133,260
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/2025 (Prerefunded 7/01/2020)	750,000	811,095
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 12/01/2037 (Prerefunded 12/01/2018)	750,000	772,725
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	800,000	869,128
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/2023	1,000,000	1,002,920
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,403,249
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	159,123
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	926,469
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	174,747
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	419,541
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030 (Prerefunded 11/01/2020)	870,000	960,228
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030	130,000	141,254
		$22,385,607
Healthcare Revenue - Long Term Care - 2.2%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson’s Ferry Project), 5.25%, 11/01/2036	$1,000,000	$1,132,640
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	813,135

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/2040	$1,000,000	$1,079,860
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	1,000,000	1,071,840
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	95,000	106,925
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	180,000	203,159
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	20,000	21,578
Ulster County, NY, Capital Resource Corp. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	515,000	500,431
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	20,000	21,556
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	140,808
		$5,091,932
Human Services - 0.3%
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/2032 (Prerefunded 7/01/2019)	$705,000	$742,062

Industrial Revenue - Airlines - 0.5%
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$1,000,000	$1,053,760

Industrial Revenue - Environmental Services - 0.5%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	$1,160,000	$1,160,696

Industrial Revenue - Other - 1.1%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,000,000	$1,240,940
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 3/01/2024	1,000,000	1,180,550
		$2,421,490

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Industrial Revenue - Paper - 0.6%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025	$1,200,000	$1,314,492

Miscellaneous Revenue - Entertainment & Tourism - 0.8%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/2040 (Prerefunded 1/15/2020)	$1,750,000	$1,889,230

Miscellaneous Revenue - Other - 6.8%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$219,910
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	315,000	337,132
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	1,940,000	2,056,342
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	1,500,000	1,644,360
New York Liberty Development Corp., Liberty
Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,831,816
New York Liberty Development Corp., Liberty
Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	2,500,000	2,659,700
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/2044	1,000,000	1,084,110
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,218,730
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	1,000,000	1,074,240
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	1,071,110
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	205,000	241,076
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	197,196
		$15,635,722
Multi-Family Housing Revenue - 2.6%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/2033	$385,000	$385,604
New York Housing Finance Agency Affordable Housing Rev., “D”, 5%, 11/01/2040	1,520,000	1,543,058

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
New York Housing Finance Agency Affordable Housing Rev., “D”, FNMA, 3.2%, 11/01/2046	$545,000	$502,610
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/2041	695,000	695,598
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/2041	1,000,000	1,030,340
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	777,780
New York, NY, City Housing Development Corp., Multifamily Housing Rev., “L-1”, 4.8%, 11/01/2035	1,000,000	1,027,170
		$5,962,160
Port Revenue - 1.5%
Port Authority of NY & NJ (194th Series), 5%, 10/15/2030	$1,000,000	$1,163,230
Port Authority of NY & NJ (205th Series), 5%, 11/15/2042	2,000,000	2,312,040
		$3,475,270
Sales & Excise Tax Revenue - 1.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$1,000,000	$1,079,710
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,365,000	1,438,218
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,497
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	660,000	84,995
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	420,000	97,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	115,000	22,704
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,320,000	434,443
		$3,168,167
Secondary Schools - 3.2%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$1,061,040
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	750,000	706,815
Build NYC Resource Corp. Rev. (The Chapin School Ltd. Project), 5%, 11/01/2047	2,000,000	2,452,660
Build NYC Resource Corp. Rev. (The Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	738,612

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$535,000	$575,360
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	502,524
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	556,750
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	715,312
		$7,309,073
State & Agency - Other - 0.2%
New York Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 5/15/2019	$305,000	$307,531
New York Dormitory Authority Rev., City University System, AMBAC, 5.75%, 7/01/2018	175,000	176,873
		$484,404
State & Local Agencies - 12.5%
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	$1,430,000	$1,267,709
Monroe County, NY, Industrial Development School Facility Rev. (Rochester Schools Modernization Project), 5%, 5/01/2032	1,000,000	1,172,630
Monroe County, NY, Industrial Development School Facility Rev. (Rochester Schools Modernization Project), 5%, 5/01/2033	1,000,000	1,167,400
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	30,000	33,959
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/2033	1,860,000	2,057,178
New York Dormitory Authority Rev. (School Program), 6.25%, 7/01/2020	665,000	667,421
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 10/01/2020	2,000,000	2,154,920
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2037	1,000,000	1,144,590
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	3,000,000	3,417,120
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/2040	830,000	902,484
New York Urban Development Corp. Rev., “D”, 5.625%, 1/01/2028	2,000,000	2,059,440
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2028	1,000,000	1,121,650

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2034	$2,000,000	$2,330,580
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/2040	2,000,000	2,169,100
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/2039	2,000,000	2,054,640
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	3,000,000	3,475,560
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 1/15/2032	1,000,000	1,025,150
United Nations Development Corp., “A”, 5%, 7/01/2026	500,000	519,525
		$28,741,056
Tax - Other - 11.7%
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	$4,000,000	$1,075,760
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	270,000	286,451
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	90,000	95,851
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	300,000	316,242
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	185,000	194,466
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	190,000	199,160
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	100,000	104,599
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	300,000	310,941
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/2042	2,000,000	2,275,920
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	1,140,000	1,241,836
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	1,860,000	2,060,471
New York, NY, City Transitional Finance Authority Rev., “A-1”, 5%, 5/01/2032	825,000	954,096
New York, NY, City Transitional Finance Authority Rev., “A-3”, 4%, 8/01/2043	3,000,000	3,103,860
New York, NY, City Transitional Finance Authority Rev., “B-1”, 4%, 8/01/2042	2,000,000	2,074,080
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/2027	3,000,000	3,249,600
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2035	2,300,000	2,656,270

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2043	$2,500,000	$2,855,975
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	345,000	333,943
Puerto Rico Infrastructure Financing Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2036	3,020,000	1,054,705
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	425,000	439,004
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,215,000	1,253,892
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	715,000	736,364
		$26,873,486
Tobacco - 2.0%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	$765,000	$767,968
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	355,000	399,325
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	415,000	416,586
New York Counties Tobacco Trust II, 5.625%, 6/01/2035	90,000	90,307
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/2032	750,000	809,760
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	1,000,000	1,101,000
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2036	1,000,000	1,097,740
		$4,682,686
Toll Roads - 3.4%
Buffalo & Fort Erie Public Bridge Authority Toll System Rev., 5%, 1/01/2047	$1,000,000	$1,126,550
Buffalo & Fort Erie Public Bridge Authority Toll System Rev. , 5%, 1/01/2042	1,000,000	1,130,600
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	2,000,000	2,263,040
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/2028	1,000,000	1,111,500
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 11/15/2029 (Prerefunded 11/15/2018)	750,000	765,990
Triborough Bridge & Tunnel Authority Rev., NY, Unrefunded Balance, “A-2”, 5%, 11/15/2029	1,250,000	1,276,887
		$7,674,567

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 4.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$210,000	$190,220
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	275,000	275,231
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	25,000	24,143
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,290,000	1,250,810
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,095,000	1,172,143
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	545,000	518,251
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,235,000	1,264,121
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	115,000	111,218
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	105,000	101,068
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	10,000	9,901
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	45,000	42,732
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	80,000	72,714
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	40,000	36,439
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “C-1”, 4%, 11/15/2037	2,000,000	2,075,880
Metropolitan Transportation Authority Rev., NY, 6.5%, 11/15/2028	380,000	391,563
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/2028 (Prerefunded 11/15/2018)	1,495,000	1,540,119
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/2028 (Prerefunded 11/15/2018)	125,000	128,772
		$9,205,325
Universities - Colleges - 16.3%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$136,749

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Albany, NY, Capital Resource Corp. Rev. (The College of Saint Rose), “A”, 5.625%, 7/01/2031	$1,000,000	$1,046,130
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	1,000,000	1,086,000
Build NYC Resource Corp. Rev. (Manhattan College Project), 5%, 8/01/2047	2,000,000	2,238,580
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,128,250
Dutchess County, NY, Local Development Corp. Rev. (Culinary Institute of America Project), “A-1”, 5%, 7/01/2033	300,000	335,388
Dutchess County, NY, Local Development Corp. Rev. (Culinary Institute of America Project), “A-1”, 5%, 7/01/2046	555,000	611,638
Dutchess County, NY, Local Development Corp. Rev. (Vassar College Project), 5%, 7/01/2042	1,500,000	1,720,995
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2/01/2039	500,000	512,970
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,085,870
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2047	2,000,000	2,253,620
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2036	675,000	748,717
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2038	480,000	530,434
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	1,945,000	2,035,831
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/2029	1,325,000	1,568,336
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2023 (Prerefunded 7/01/2021)	500,000	550,360
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2024 (Prerefunded 7/01/2021)	1,000,000	1,100,720
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2030	1,000,000	1,148,250
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2037	1,000,000	1,156,010
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 7/01/2033	600,000	623,196
New York Dormitory Authority Rev., Non-State Supported Debt (Fordham University), “A”, 5%, 7/01/2035	500,000	567,845
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai School of Medicine of New York University), 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	2,000,000	2,083,680

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), 5.25%, 7/01/2048 (Prerefunded 7/01/2018)	$1,955,000	$1,972,654
New York Dormitory Authority Rev., Non-State Supported Debt (St. John’s University), “A”, 5%, 7/01/2027	1,000,000	1,151,090
New York Dormitory Authority Rev., Non-State Supported Debt (The New School), “A”, 5%, 7/01/2032	1,000,000	1,133,860
New York Dormitory Authority Rev., Non-State Supported Debt (The New School), “A”, 5%, 7/01/2036	500,000	561,660
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 5%, 1/01/2043	740,000	821,725
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/2040	2,000,000	2,108,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	80,000	71,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	116,100
Schenectady County, NY, Capital Resource Corp. Tax-Exempt Rev. (Union College Project), 5%, 1/01/2047	2,000,000	2,257,960
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Ithaca College Project), “A”, 5%, 7/01/2041	1,000,000	1,146,010
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/2031	1,000,000	1,076,140
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/2041 (Prerefunded 6/01/2019)	595,000	623,923
		$37,310,191
Universities - Dormitories - 2.5%
Amherst, NY, Development Corporation, Student Housing Facility Refunding Rev. (UBF Facility/Student Housing Corp./Greiner and Hadley Projects at SUNY Buffalo) “A”, AGM, 5%, 10/01/2045	$1,000,000	$1,141,100
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/2041	2,000,000	2,181,220
Onondaga County, NY, Trust for Cultural Resources Rev., (Abby Lane Housing Corp. Project), 5%, 5/01/2040	1,000,000	1,105,930

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Westchester County, NY, Local Development Corp. Rev. (Purchase Housing Corp. II Project), 5%, 6/01/2042	$1,250,000	$1,399,975
		$5,828,225
Utilities - Municipal Owned - 2.7%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$515,000	$560,748
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	155,000	168,014
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	180,000	194,461
Long Island, NY, Power Authority, Electric Systems Rev., 5%, 9/01/2035	1,000,000	1,147,000
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 4/01/2033 (Prerefunded 4/01/2019)	1,000,000	1,045,490
Long Island, NY, Power Authority, Electric
Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	2,000,000	2,092,740
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	885,000	884,469
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	40,000	38,684
		$6,131,606
Utilities - Other - 0.7%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$1,506,848
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	115,000	125,641
		$1,632,489
Water & Sewer Utility Revenue - 3.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	$190,000	$190,424

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$215,000	$232,415
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	270,000	291,303
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	750,000	805,560
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	341,595
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	121,484
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 6/15/2033	2,140,000	2,153,482
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “BB”, 5%, 6/15/2046	1,000,000	1,146,720
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2034	2,000,000	2,228,880
		$7,511,863
Total Municipal Bonds (Identified Cost, $220,857,726)		$226,601,285

Investment Companies (h) - 0.2%
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $420,694)	420,742	$420,700

Other Assets, Less Liabilities - 1.0%		2,220,932
Net Assets - 100.0%		$229,242,917

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 6.1%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 4.75%, 7/01/2028	$1,250,000	$1,324,475
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2036	3,000,000	3,251,730
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2042	1,000,000	1,133,600
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2047	2,000,000	2,258,700
Charlotte, NC, Douglas International Airport Rev, “A”, 5%, 7/01/2032	1,245,000	1,406,190
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	860,000	946,946
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	195,000	212,250
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	440,000	481,312
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	305,000	330,391
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	2,185,000	2,251,905
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	3,440,000	3,643,166
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	2,000,000	2,283,320
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2037	2,000,000	2,278,240
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,445,000	1,612,475
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	192,652
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	195,000	215,284
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	163,445
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	240,000	260,767
		$24,246,848
General Obligations - General Purpose - 4.1%
Cary, NC, “B”, 5%, 6/01/2025	$1,220,000	$1,442,491
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	3,110,000	2,730,145

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	$915,000	$941,343
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	240,000	258,720
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	265,000	286,719
Guilford, NC, General Obligation Public Improvement, “B”, 5%, 5/01/2030	1,665,000	1,998,150
Mecklenburg County, NC, Public Improvement, “A”, 4%, 4/01/2029	3,765,000	4,137,735
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	2,000,000	2,149,480
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	625,000	654,056
State of Illinois, 5%, 11/01/2027	855,000	889,286
State of Illinois, “D”, 5%, 11/01/2028	805,000	835,373
		$16,323,498
General Obligations - Schools - 0.8%
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	$1,655,000	$1,702,200
San Mateo County, CA, (Redwood City School District) General Obligation Bonds, 3%, 8/01/2041	1,675,000	1,518,572
		$3,220,772
Healthcare Revenue - Hospitals - 20.6%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$1,230,000	$1,275,744
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 1/15/2034	4,000,000	4,106,760
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2040	3,000,000	3,351,780
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	1,140,000	1,219,960
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	360,000	370,577
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	525,000	537,175
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	225,000	245,848
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	85,000	91,663

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$790,000	$839,312
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	1,110,000	1,181,329
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	50,000	53,525
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2036	1,500,000	1,707,705
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2047	2,425,000	2,695,969
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	320,000	352,614
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 7/01/2026	2,000,000	2,190,220
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 7/01/2031	1,000,000	1,097,630
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/2035 (Prerefunded 1/01/2021)	800,000	882,408
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2035 (Prerefunded 6/01/2020)	1,620,000	1,733,287
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042	2,420,000	2,641,575
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042 (Prerefunded 6/01/2019)	3,500,000	3,635,870
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “D”, 4%, 6/01/2035	1,250,000	1,319,437
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/2040	3,000,000	3,233,520
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2030	5,250,000	5,529,825
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2031	2,800,000	3,167,976
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,377,760

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	$2,500,000	$2,763,950
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2031	4,355,000	4,795,639
North Carolina Medical Care Commission, Health Care Facilities Rev., “A”, 5%, 10/01/2038	1,825,000	1,997,481
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/2034	1,300,000	1,343,680
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/2036	2,000,000	2,066,880
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/2036	1,565,000	1,617,584
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	2,215,000	2,368,898
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 6/01/2034	2,000,000	2,117,060
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,584,917
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	1,111,636
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	2,040,000	2,095,488
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	470,000	504,559
University of North Carolina Board of Governors, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	7,233,525
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	270,000	285,949
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	635,000	674,453
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	2,195,000	2,286,378
		$81,687,546
Healthcare Revenue - Long Term Care - 5.7%
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	$1,000,000	$1,058,430
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Aldersgate), “A”, 5%, 7/01/2047	1,000,000	1,070,200

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Carolina Village Project), “B”, 5%, 4/01/2047	$2,000,000	$2,098,940
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	869,736
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,362,030
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,500,000	1,603,275
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2035	1,000,000	1,115,620
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	2,750,000	3,087,975
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,126,740
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2036	800,000	892,352
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	1,500,000	1,589,445
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	1,500,000	1,586,535
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/2031	480,000	503,760
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/2039	1,520,000	1,593,142
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 10/01/2033	1,590,000	1,709,918
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	35,000	37,723
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	220,000	238,291
		$22,544,112

Issuer	Shares/Par	Value ($)
Human Services - 0.3%
North Carolina Capital Facilities, Finance Agency Rev. (The Arc of North Carolina Projects), “A”, 5%, 10/01/2034	$1,000,000	$1,128,040

Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/2034	$1,000,000	$1,078,110

Miscellaneous Revenue - Other - 1.7%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$1,156,670
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	420,000	450,547
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	640,000	684,966
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,460,097
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	95,000	104,623
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	435,000	511,551
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	405,993
		$6,774,447
Multi-Family Housing Revenue - 0.1%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$480,000	$482,045

Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/2040	$1,000,000	$1,049,160

Sales & Excise Tax Revenue - 1.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$1,675,000	$1,841,562
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	1,140,000	1,186,934
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	2,385,000	2,512,931
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	15,000	15,745
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	1,145,000	147,453

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	$725,000	$168,475
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	195,000	38,499
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	4,015,000	751,849
		$6,663,448
State & Local Agencies - 13.6%
Asheville, NC, Limited Obligation, 5%, 4/01/2028	$400,000	$446,664
Cabarrus County, NC, Limited Obligation, 5%, 6/01/2029	1,100,000	1,301,146
Cabarrus County, NC, Limited Obligation, 5%, 6/01/2031	1,000,000	1,174,880
Cabarrus County, NC, Limited Obligation, 4%, 6/01/2034	1,000,000	1,068,800
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	2,545,000	2,412,813
Charlotte, NC, COP (Equipment Acquisition and Public Facilities), “C”, 5%, 12/01/2018	3,870,000	3,957,655
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/2039	5,130,000	5,297,802
Charlotte, NC, COP (Transit Projects), 5%, 6/01/2033	3,000,000	3,015,570
Charlotte, NC, COP (Transit Projects/Phase II), “B”, 5%, 6/01/2026	1,250,000	1,459,938
Charlotte, NC, COP, “E”, 5%, 6/01/2026	760,000	788,698
Charlotte, NC, COP, “E”, 5%, 6/01/2034	2,000,000	2,067,060
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	1,965,000	2,044,956
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2032	115,000	129,115
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2033	100,000	111,731
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	45,000	50,036
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	2,310,000	2,047,838
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/2029 (Prerefunded 6/01/2019)	400,000	415,292
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 6/01/2027 (Prerefunded 6/01/2018)	3,230,000	3,248,831
Mecklenburg County, NC, COP, “A”, 5%, 2/01/2028 (Prerefunded 2/01/2019)	350,000	359,856
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/2030	2,000,000	2,156,960

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/2026 (Prerefunded 5/01/2019)	$1,450,000	$1,502,446
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024	750,000	829,853
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/2035 (Prerefunded 4/01/2020)	2,000,000	2,129,300
Salisbury, NC, COP, ASSD GTY, 5.625%, 3/01/2026	1,000,000	1,032,640
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	2,530,000	2,827,351
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/2032 (Prerefunded 6/01/2019)	3,000,000	3,116,460
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/2033 (Prerefunded 1/01/2020)	6,000,000	6,341,940
Wilmington, NC, COP, “A”, 5%, 6/01/2038	2,650,000	2,664,919
		$54,000,550
Tax - Other - 1.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$420,000	$445,591
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	154,427
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	2,400,000	2,323,080
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	755,000	779,877
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	1,990,000	2,049,461
		$5,752,436
Tax Assessment - 0.3%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040	$1,000,000	$987,900

Tobacco - 1.1%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	$1,295,000	$1,300,025
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,975,000	2,221,598
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	845,000	848,228
		$4,369,851
Toll Roads - 2.1%
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	$2,000,000	$2,186,160

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Toll Roads - continued
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Turnpike Rev., 5%, 1/01/2032	$1,150,000	$1,323,788
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Turnpike Rev., AGM, 5%, 1/01/2039	2,600,000	2,948,036
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	595,000	665,608
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,267,451
		$8,391,043
Transportation - Special Tax - 3.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$2,185,000	$2,379,421
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	850,000	905,760
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	435,000	435,365
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	65,000	62,771
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	3,660,000	3,548,809
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	970,000	922,392
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 7/01/2018	550,000	555,995
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	3,000,000	3,265,470
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2033	625,000	659,463
		$12,735,446
Universities - Colleges - 18.8%
East Carolina University, NC, General Rev., “A”, 4%, 10/01/2045	$2,195,000	$2,267,852
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030 (Prerefunded 7/01/2018)	1,000,000	1,021,400
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	2,000,000	2,093,400
North Carolina Agricultural & Technical University Rev., “A”, 5%, 10/01/2035	3,075,000	3,496,090
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/2033	1,000,000	1,066,280

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 6%, 6/01/2031	$3,145,000	$3,167,581
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,386,139
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College) , 6%, 6/01/2031 (Prerefunded 6/01/2018)	95,000	95,687
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2028 (Prerefunded 1/01/2019)	980,000	1,004,902
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2029 (Prerefunded 1/01/2019)	865,000	886,980
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2031 (Prerefunded 1/01/2019)	2,000,000	2,050,820
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2038 (Prerefunded 1/01/2019)	1,000,000	1,025,410
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,627,785
North Carolina Capital Facilities, Finance
Agency Rev. (Duke University), “A”, 5%, 10/01/2038 (Prerefunded 4/01/2019)	2,500,000	2,584,025
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 5%, 10/01/2044	4,955,000	5,721,340
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	1,910,000	1,678,145
Pennsylvania Higher Educational Facilities Authority Rev., BAM, 3%, 6/15/2045	1,785,000	1,568,319
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	450,000	487,008
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/2020	2,180,000	2,180,741
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	150,875
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	275,000	236,500
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	115,000	81,362

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	$55,000	$37,881
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	735,000	807,633
University of North Carolina at Greensboro, General Obligation Refunding Rev., 4%, 4/01/2036	750,000	798,330
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 4/01/2034 (Prerefunded 4/01/2019)	200,000	206,722
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043	1,715,000	1,928,929
University of North Carolina, Charlotte, Rev., “A”, 4%, 10/01/2040	6,310,000	6,604,551
University of North Carolina, Greensboro, Rev., 5%, 4/01/2026	3,000,000	3,277,710
University of North Carolina, Greensboro, Rev., 4%, 4/01/2035	1,000,000	1,068,850
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,261,280
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/2029	5,000,000	5,682,000
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “B”, 5.125%, 10/01/2034 (Prerefunded 10/01/2019)	2,000,000	2,102,180
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/2034 (Prerefunded 10/01/2019)	1,890,000	1,995,537
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2024	1,615,000	1,726,968
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2025	1,705,000	1,822,509
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	195,000	210,187
Western Carolina University, NC, General Obligation Rev., 5%, 10/01/2043	3,700,000	4,265,582
Winston Salem State University, NC, General Rev., AGM, 5%, 10/01/2042	2,470,000	2,827,211
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,084,560
		$74,587,261
Universities - Dormitories - 2.0%
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	$515,000	$547,723
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	595,000	639,441

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2032	$500,000	$531,470
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2033	400,000	422,220
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2034	500,000	526,310
University of North Carolina, Wilmington, Limited Obligation, Refunding Student Housing Projects, 5%, 6/01/2028	3,045,000	3,500,288
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,702,102
		$7,869,554
Utilities - Municipal Owned - 1.6%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$520,000	$544,112
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2019)	1,780,000	1,825,230
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030	720,000	736,726
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	2,325,000	2,486,355
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	340,000	335,434
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	415,000	406,891
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	65,000	62,862
		$6,397,610
Utilities - Other - 1.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$1,695,000	$2,380,356
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,055,000	1,102,760
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,290,000	1,500,154
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	805,000	866,905
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	255,000	278,595
		$6,128,770
Water & Sewer Utility Revenue - 10.6%
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2035 (Prerefunded 8/01/2018)	$3,000,000	$3,034,230
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036 (Prerefunded 8/01/2021)	4,410,000	4,853,205
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040	1,250,000	1,409,862

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Charlotte, NC, Water & Sewer Systems Rev., 5%, 7/01/2026	$3,000,000	$3,026,640
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	1,590,000	1,745,120
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 3/01/2035 (Prerefunded 3/01/2019)	1,750,000	1,801,642
Greensboro, NC, Enterprise Systems Rev., “A”, 4%, 6/01/2047	2,000,000	2,098,540
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 11/01/2033 (Prerefunded 11/01/2018)	2,400,000	2,447,832
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	236,133
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	380,000	410,780
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	480,000	517,872
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,325,000	1,423,156
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,062,740
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 11/01/2033 (Prerefunded 11/01/2018)	2,000,000	2,039,860
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	95,000	104,775
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	115,000	125,741
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	60,000	66,604

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	$140,000	$155,158
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2025	2,010,000	2,344,705
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2028	500,000	585,240
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,607,354
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,828,032
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/2030 (Prerefunded 6/01/2020)	500,000	541,010
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/2034 (Prerefunded 6/01/2019)	1,000,000	1,049,680
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/2036 (Prerefunded 6/01/2020)	800,000	867,728
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/2029	3,145,000	3,546,491
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2034	700,000	754,523
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/2034 (Prerefunded 6/01/2019)	2,000,000	2,077,640
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2035	500,000	537,285
		$42,299,578
Total Municipal Bonds (Identified Cost, $379,855,293)		$388,718,025

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $5,281,869)	5,282,886	$5,282,358

Other Assets, Less Liabilities - 0.8%		3,293,776
Net Assets - 100.0%		$397,294,159

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 100.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.1%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$215,000	$242,608
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	270,000	297,297
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	65,000	70,750
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/2040	2,000,000	2,109,840
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	750,000	846,375
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	60,548
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	65,000	71,761
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	49,033
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	86,923
		$3,835,135
General Obligations - General Purpose - 5.2%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$325,000	$329,768
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	100,000	103,350
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	315,000	324,069
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	75,000	80,850
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	90,000	97,376
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	349,104
Philadelphia, PA, Authority For Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2031	1,000,000	1,121,400
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	430,000	431,875
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	25,000	25,006
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	165,000	165,005
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2030	1,000,000	1,138,600

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2031	$1,000,000	$1,133,330
Township of Cranberry Butler County, PA, 5%, 10/01/2035	1,000,000	1,156,580
		$6,456,313
General Obligations - Schools - 10.1%
Allegheny County, PA, Deer Lakes School District , ASSD GTY, 5.375%, 4/01/2034 (Prerefunded 4/01/2019)	$1,275,000	$1,321,270
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	1,000,000	1,119,640
Carlisle, PA, School District, 5%, 9/01/2026 (Prerefunded 3/01/2022)	1,000,000	1,114,300
Centre County, PA, State College Area School District General Obligation , 5%, 5/15/2044	1,000,000	1,153,020
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	719,877
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2033	760,000	434,606
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	160,000	161,982
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	110,000	111,363
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	220,000	222,726
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	10,000	10,126
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	545,000	560,543
Northampton County, PA, Area School District, “A”, 5%, 10/01/2033	1,000,000	1,103,860
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	1,500,000	1,654,620
Reading, PA, School District, “A”, 5%, 4/01/2020	665,000	700,737
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2034	1,000,000	1,129,890
Whitehall-Coplay, PA, School District Prerefunded, “A“ , AGM, 5.375%, 11/15/2034 (Prerefunded 5/15/2019)	905,000	942,132
Whitehall-Coplay, PA, School District Unrefunded Balance, “A“ , AGM, 5.375%, 11/15/2034	95,000	98,307
		$12,558,999
Healthcare Revenue - Hospitals - 18.2%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/2029	$1,000,000	$1,045,810

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/2040	$1,500,000	$1,601,820
Butler County, PA, Hospital Authority Rev. (Butler Health System), 7.25%, 7/01/2039 (Prerefunded 7/01/2019)	500,000	533,560
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	385,000	399,318
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 5%, 11/15/2041	850,000	933,971
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041 (Prerefunded 11/15/2021)	500,000	575,660
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), “A”, 5%, 5/15/2040 (Prerefunded 5/15/2020)	735,000	784,568
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), “A”, 5%, 5/15/2040	265,000	278,960
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), “A”, 5%, 10/01/2035	500,000	574,515
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020 (Prerefunded 6/01/2019)	445,000	458,096
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020	305,000	318,847
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	305,000	326,707
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	705,000	760,321
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	504,335
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	500,000	542,740
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	165,000	169,848
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	150,000	153,479
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	390,000	426,855

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	$335,000	$362,246
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/2036	1,000,000	1,139,040
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/2039	750,000	786,083
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	80,000	87,413
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	25,000	26,960
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2030	500,000	542,030
Montour County, PA, Geisinger Authority Health System Rev., “A”, 5.125%, 6/01/2034 (Prerefunded 6/01/2019)	1,000,000	1,039,660
Montour County, PA, Geisinger Authority Health System Rev., “A-1”, 5%, 2/15/2045	1,000,000	1,121,550
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	20,000	21,410
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/2040 (Prerefunded 8/15/2018)	500,000	507,105
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), “A”, 5%, 7/01/2034	500,000	543,125
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 7/01/2025	1,000,000	1,094,750
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	810,000	881,110
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025 (Prerefunded 6/01/2018)	430,000	432,967
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025	320,000	322,262
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	1,000,000	1,088,220
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, ETM, 5%, 11/15/2033 (Prerefunded 11/15/2020)	500,000	540,975

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	$155,000	$166,397
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/2032	500,000	564,095
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/2030	1,000,000	1,046,860
		$22,703,668
Healthcare Revenue - Long Term Care - 5.3%
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	$500,000	$518,465
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	500,000	521,200
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	500,000	515,010
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	450,000	465,651
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	50,000	51,317
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	826,582
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	294,666
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	282,677
Lancaster County, PA, Hospital Authority Health System Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	546,315
Lancaster County, PA, Hospital Authority Health System Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	500,000	530,500
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	551,920
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/2029 (Prerefunded 11/15/2019)	250,000	267,808
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	405,720
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	500,000	526,825

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	$55,000	$61,904
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	105,000	118,509
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	10,000	10,789
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	10,000	10,778
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	70,000	75,820
		$6,582,456
Industrial Revenue - Environmental Services - 0.7%
Blythe Township, PA, Solid Waste Authority Rev. , 7.75%, 12/01/2037	$250,000	$263,150
Delaware County, PA, Industrial Development Authority Rev. (Covanta Project), “A”, 5%, 7/01/2043	500,000	505,780
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	65,000	65,158
		$834,088
Industrial Revenue - Other - 1.0%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,206,140

Miscellaneous Revenue - Other - 1.2%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$145,000	$155,546
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	225,000	240,808
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	817,560
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	140,000	164,637

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$110,000	$127,598
		$1,506,149
Multi-Family Housing Revenue - 1.1%
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2058	$1,250,000	$1,327,513

Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$580,000	$637,675
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	65,000	65,837
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	400,000	51,512
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	195,000	50,757
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	155,000	38,156
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	405,000	94,114
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	150,000	32,944
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	95,000	19,780
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	70,000	13,820
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,395,000	261,228
		$1,265,823
Secondary Schools - 3.7%
Bucks County, PA, Industrial Development Authority Rev.(School Lane Charter School Project), “A”, 5.125%, 3/15/2046	$500,000	$532,275
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	500,000	520,640
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	345,000	371,027
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	518,605

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/2040	$500,000	$516,385
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	665,000	728,215
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	500,000	516,480
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	400,000	421,532
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	400,000	439,648
		$4,564,807
Solid Waste Revenue - 0.4%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$500,000	$528,090

State & Local Agencies - 7.6%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$655,000	$681,652
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/2036	1,500,000	1,614,045
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	1,000,000	1,111,910
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	815,000	825,244
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	745,000	660,450
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	60,000	60,562
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	440,000	444,286
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	500,000	523,670
Philadelphia, PA, Redevelopment Authority City Agreement Rev., “A”, 5%, 4/15/2028	1,000,000	1,107,900
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,000,000	1,092,530

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	$1,255,000	$1,402,500
		$9,524,749
Tax - Other - 3.2%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	$500,000	$530,305
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	750,000	784,838
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	140,000	148,530
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	47,925
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	185,000	195,016
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	115,000	120,885
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	115,000	120,544
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	62,759
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	185,000	191,747
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	155,000	150,032
Puerto Rico Infrastructure Financing Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2036	1,640,000	572,754
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	655,000	675,967
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	430,000	442,848
		$4,044,150
Tax Assessment - 0.4%
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	$500,000	$513,160

Tobacco - 0.9%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$755,000	$849,269
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	275,000	276,051
		$1,125,320

Issuer	Shares/Par	Value ($)
Toll Roads - 2.0%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$1,281,633
Pennsylvania Turnpike Commission Rev., “A-1”, 5%, 12/01/2037	500,000	566,710
Pennsylvania Turnpike Commission Rev., “B”, 5%, 12/01/2030	525,000	597,140
		$2,445,483
Transportation - Special Tax - 2.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$145,000	$148,358
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	270,000	270,227
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	765,000	741,759
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	240,000	228,221
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	745,000	762,567
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	70,000	67,698
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	55,000	52,940
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	20,000	18,219
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	215,000	238,777
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/2030 (Prerefunded 12/01/2021)	1,000,000	1,108,360
		$3,637,126
Universities - Colleges - 14.5%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/2032	$500,000	$557,690
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	500,000	544,675
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/2038 (Prerefunded 10/15/2018)	250,000	255,803
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/2040	500,000	531,285

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Commonwealth of Pennsylvania, State Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	$1,000,000	$1,134,160
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/2031	250,000	258,808
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 11/01/2039	300,000	315,537
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/2031	565,000	591,724
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/2034 (Prerefunded 10/01/2018)	750,000	766,417
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/2031 (Prerefunded 12/01/2019)	350,000	370,139
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/2040	1,000,000	1,043,600
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	1,050,000	1,099,035
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 11/01/2034 (Prerefunded 11/01/2018)	250,000	254,983
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/2033 (Prerefunded 5/15/2019)	500,000	521,485
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	750,000	826,507
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	575,000	505,201
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041	500,000	573,945
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 8/15/2036	500,000	578,595
Philadelphia, PA, Authority for Industrial Development Rev. (Temple University), 5%, 4/01/2027	805,000	925,605
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2036	1,000,000	1,122,090
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	1,000,000	1,113,140
Philadelphia, PA, Authority for Industrial Development Rev. (University of the Sciences), “A”, 5%, 11/01/2042	750,000	834,360
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	81,700

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	$25,000	$24,718
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/2030 (Prerefunded 5/01/2020)	1,000,000	1,071,310
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 11/01/2035	1,000,000	1,082,080
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,132,470
		$18,117,062
Universities - Dormitories - 3.0%
Clarion County, PA, Industrial Development Authority Student Housing Rev. (Clarion University Foundation, Inc.), “A”, 5%, 7/01/2045	$1,000,000	$1,020,880
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	1,000,000	1,054,150
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/2043 (Prerefunded 7/01/2020)	1,000,000	1,090,790
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	500,000	549,240
		$3,715,060
Utilities - Investor Owned - 2.0%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/2039	$1,000,000	$1,055,530
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	415,000	446,420
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/2039	1,000,000	1,040,190
		$2,542,140
Utilities - Municipal Owned - 1.8%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$315,000	$342,981
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	95,000	102,976
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	105,000	113,436
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	567,435
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “9”, 5.25%, 8/01/2040 (Prerefunded 8/01/2020)	390,000	420,436

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Philadelphia, PA, Gas Works Rev., Unrefunded Balance, (1998 General Ordinance), “9”, 5.25%, 8/01/2040	$610,000	$648,826
		$2,196,090
Utilities - Other - 2.0%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$545,000	$765,365
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	75,000	88,708
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	155,000	186,360
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	388,864
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	420,000	439,013
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	235,000	261,724
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	255,000	274,610
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	75,000	81,940
		$2,486,584
Water & Sewer Utility Revenue - 9.0%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/2040	$1,000,000	$1,070,620
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	500,000	575,730
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033 (Prerefunded 12/01/2021)	1,000,000	1,108,360
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,104,230
Capital Region Water Sewer System Rev., 5%, 7/15/2042	1,000,000	1,125,560
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2042	500,000	533,750

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$45,000	$45,069
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	110,000	110,245
Erie, PA, Water Authority Rev., “A”, AGM, 5%, 12/01/2043	1,000,000	1,140,810
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	45,000	47,602
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	129,362
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	260,000	281,952
Harrisburg, PA, Water Authority Rev., 5.25%, 7/15/2031	1,000,000	1,009,350
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 1/01/2032 (Prerefunded 1/01/2019)	1,000,000	1,026,880
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 10/01/2037	1,000,000	1,140,220
St. Mary’s, PA, Water Authority Rev., 5.15%, 2/01/2030	750,000	795,938
		$11,245,678
Total Municipal Bonds (Identified Cost, $120,527,287)		$124,961,783

Investment Companies (h) - 0.1%
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $148,966)	148,995	$148,980

Other Assets, Less Liabilities - (0.4)%		(546,993)
Net Assets - 100.0%		$124,563,770

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.5%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2021	$2,000,000	$2,196,520
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	220,000	240,656
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	155,000	167,904
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/2040	2,250,000	2,385,113
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,120,000	1,154,294
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	99,078
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	10,000	11,040
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	81,722
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	130,384
		$6,466,711
General Obligations - General Purpose - 5.2%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025	$910,000	$1,008,216
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2027	2,020,000	2,386,771
Charleston County, SC, General Obligation Transportation Sales Tax, “C”, 3%, 11/01/2029	2,000,000	2,013,260
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	1,460,000	1,281,676
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	495,000	502,262
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	145,000	149,857
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	45,000	46,296
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	65,000	67,674
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	50,000	54,098
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	105,000	109,881
Richland County, SC, General Obligation, “B”, 5%, 3/01/2023	1,000,000	1,136,640

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
State of Illinois, 5%, 11/01/2027	$410,000	$426,441
State of Illinois, “D”, 5%, 11/01/2028	415,000	430,658
		$9,613,730
General Obligations - Schools - 6.1%
Anderson County, SC, School District, “A”, 5%, 3/01/2026	$1,240,000	$1,467,094
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2024	1,000,000	1,155,590
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,106,740
Laurens County, SC, School District No. 56, ASSD GTY, 6.125%, 3/01/2033 (Prerefunded 3/01/2019)	1,000,000	1,040,560
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/2023	1,030,000	1,165,589
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2025	2,000,000	2,197,540
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2029	3,000,000	3,284,880
		$11,417,993
Healthcare Revenue - Hospitals - 20.2%
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	$685,000	$618,178
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	605,000	627,500
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	400,000	428,468
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	925,000	997,585
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/2037	3,000,000	3,177,570
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/2020	3,400,000	3,527,058
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), “B”, 5%, 10/01/2031	1,950,000	2,114,892
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Heathcare), 4%, 10/01/2036	1,500,000	1,530,930
Greenwood County, SC, Hospital Facilities Rev. (Self Regional Healthcare), 5.375%, 10/01/2039	1,000,000	1,053,240
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	550,000	597,014

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	$480,000	$513,667
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	155,000	159,554
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	180,000	184,174
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	605,000	662,173
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	865,000	948,057
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2031	1,000,000	1,059,590
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2032	1,000,000	1,057,060
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2035	1,000,000	1,120,410
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2036	1,000,000	1,116,650
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/2026	500,000	541,270
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	400,000	424,968
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	445,000	473,596
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	585,000	605,440
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	915,000	939,888
South Carolina Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	2,000,000	2,216,940
South Carolina Economic Development Authority Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	500,000	518,475
South Carolina Jobs & Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037	1,250,000	1,317,237
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039	275,000	284,103
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/2030	1,000,000	1,075,780

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Anmed Health), 5%, 2/01/2038	$1,500,000	$1,659,315
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2/01/2038 (Prerefunded 2/01/2019)	1,500,000	1,547,115
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	2,000,000	1,999,940
Spartanburg, SC, Regional Health Services District, “A”, 5%, 4/15/2037 (Prerefunded 4/15/2022)	30,000	33,286
Spartanburg, SC, Regional Health Services District, “A”, 5%, 4/15/2037	1,970,000	2,142,040
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	105,000	111,202
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	255,000	270,843
		$37,655,208
Healthcare Revenue - Long Term Care - 2.1%
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	$1,000,000	$1,037,400
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	769,913
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	257,470
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2042	750,000	783,352
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	1,000,000	1,008,260
		$3,856,395
Industrial Revenue - Paper - 0.6%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$1,000,000	$1,063,210
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	118,063
		$1,181,273

Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$49,558

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Port Revenue - 0.9%
South Carolina Port Authority Rev., 5%, 7/01/2028	$300,000	$340,257
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	508,815
South Carolina Port Authority Rev., 5%, 7/01/2033	500,000	558,790
South Carolina Port Authority Rev., 5.25%, 7/01/2040	250,000	266,543
		$1,674,405
Sales & Excise Tax Revenue - 1.5%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$1,315,000	$1,434,520
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	725,000	779,266
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	95,000	96,223
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	595,000	76,624
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	375,000	87,143
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	100,000	19,743
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,080,000	389,501
		$2,883,020
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$220,000	$230,765

State & Local Agencies - 12.0%
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	$1,000,000	$1,103,510
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/2021	1,000,000	1,106,870
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/2030	3,595,000	4,026,256
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	960,000	999,062
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2032	55,000	61,751
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2033	45,000	50,279
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	25,000	27,798

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	$1,330,000	$1,179,058
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,450,090
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	1,140,000	1,316,061
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	35,000	39,619
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	795,000	905,537
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	2,000,000	2,033,640
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	2,000,000	2,275,300
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	1,115,000	1,246,046
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,133,020
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,348,725
		$22,302,622
Tax - Other - 5.3%
Commonwealth of Puerto, Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	$50,000	$51,654
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/2022	1,025,000	1,107,420
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2029 (Prerefunded 4/01/2020)	750,000	794,062
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2030 (Prerefunded 4/01/2020)	500,000	529,375
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	180,000	190,967
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	60,000	63,901
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	285,000	300,430
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	180,000	189,211
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	180,000	188,678

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	$95,000	$99,369
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	285,000	295,394
Myrtle Beach, SC, Tax Increment Refunding Bonds Rev. (Myrtle Beach Air Force Vase Redevelopment Project Area), 5%, 10/01/2030	1,000,000	1,130,570
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	2,000,000	2,206,440
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	400,000	387,180
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	440,000	454,498
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,245,000	1,284,852
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	635,000	653,974
		$9,927,975
Tobacco - 0.5%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$850,000	$956,131

Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$275,000	$307,634
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	584,557
		$892,191
Transportation - Special Tax - 6.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$755,000	$772,486
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	435,000	463,536
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	19,314
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,340,000	1,299,291
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	480,000	456,442
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2029	320,000	348,560

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	$1,110,000	$1,136,174
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	80,000	79,317
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	175,000	186,233
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	20,000	21,311
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	405,000	391,680
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	350,000	336,892
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	350,000	388,706
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 10/01/2040	2,000,000	2,266,480
South Carolina Transportation Infrastructure Rev., “A”, 5%, 10/01/2023	2,825,000	3,099,646
		$11,266,068
Universities - Colleges - 6.4%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/2022	$1,205,000	$1,328,970
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	865,000	759,998
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	200,000	216,448
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	66,562
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	107,500
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	55,000	38,913
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	30,000	20,663
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	390,000	428,540

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
South Carolina Educational Facilities Authority (Wofford College), 5%, 4/01/2035	$1,565,000	$1,751,783
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	700,000	808,059
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	30,000	29,662
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2035	365,000	381,925
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035 (Prerefunded 5/01/2020)	830,000	884,091
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	170,000	180,290
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2036	400,000	417,972
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	440,000	505,696
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2037	1,560,000	1,788,930
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040 (Prerefunded 5/01/2020)	1,665,000	1,773,508
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040	335,000	354,855
		$11,844,365
Universities - Dormitories - 1.5%
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/2035	$2,555,000	$2,733,671

Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$800,000	$860,568

Utilities - Municipal Owned - 6.9%
Easley, SC, Utility Rev., AGM, 5.25%, 12/01/2031	$2,500,000	$2,557,200
Easley, SC, Utility Rev., ASSD GTY, 5%, 12/01/2034	2,325,000	2,428,997
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	145,000	157,174
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	170,000	183,658
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	2,700,000	3,001,023
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/2030	1,000,000	1,079,350
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	30,000	29,013
South Carolina Public Service Authority Rev., “A”, 5.5%, 1/01/2038 (Prerefunded 1/01/2019)	2,305,000	2,371,200
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,000,000	1,064,750
		$12,872,365

Issuer	Shares/Par	Value ($)
Utilities - Other - 2.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$685,000	$961,973
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/2042	790,000	852,434
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	162,385
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,112,400
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	270,000	296,635
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	322,979
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	570,000	662,859
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	330,000	355,377
		$4,727,042
Water & Sewer Utility Revenue - 14.5%
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/2035 (Prerefunded 1/01/2021)	$1,000,000	$1,085,850
Charleston, SC, Waterworks & Sewer Rev., Refunding Systems, “B”, 5%, 1/01/2030	2,400,000	2,860,248
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2025 (Prerefunded 2/01/2021)	580,000	630,930
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2036	3,000,000	3,233,280
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,054
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/2029 (Prerefunded 10/01/2019)	1,000,000	1,048,490
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/2024 (Prerefunded 1/01/2020)	1,000,000	1,056,100
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	96,600
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	341,595
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	435,723
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2030	500,000	572,540
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2035	500,000	564,355
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/2039 (Prerefunded 1/15/2020)	2,000,000	2,116,480
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	50,000	55,145

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$60,000	$65,604
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,302
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	70,000	77,579
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2036	1,000,000	1,166,100
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2037	1,000,000	1,163,480
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,870,558

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2033	$1,000,000	$1,099,300
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2034	2,000,000	2,257,260
Spartanburg, SC, Water System Refunding & Improvement Rev., “B”, 5%, 6/01/2039	1,000,000	1,148,760
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/2039	2,000,000	2,077,640
		$27,091,973
Total Municipal Bonds (Identified Cost, $177,150,659)		$180,504,029

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $3,567,457)	3,568,149	$3,567,792

Other Assets, Less Liabilities - 1.3%		2,461,992
Net Assets - 100.0%		$186,533,813

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.9%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/2039	$1,000,000	$1,056,450
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/2025	1,000,000	1,081,630
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2035	1,100,000	1,233,870
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	680,000	700,822
		$4,072,772
General Obligations - General Purpose - 11.5%
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	$850,000	$746,181
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	195,000	197,861
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	90,000	93,015
Johnson City, TN, 5%, 6/01/2031 (Prerefunded 6/01/2019)	1,000,000	1,038,230
Memphis, TN, “B”, 5%, 4/01/2034	1,025,000	1,157,696
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/2031	1,000,000	1,133,610
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2021	2,000,000	2,138,280
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,083,110
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	190,000	198,833
Shelby County, TN, “A”, 5%, 3/01/2028	2,000,000	2,210,300
State of Illinois, 5%, 11/01/2027	235,000	244,424
State of Illinois, “D”, 5%, 11/01/2028	250,000	259,432
State of Tennessee, “A”, 5%, 10/01/2029 (Prerefunded 10/01/2021)	1,500,000	1,657,035
		$12,158,007
General Obligations - Schools - 1.9%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	$25,000	$28,155
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	25,000	28,093
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	20,000	22,425
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	10,000	11,196
Williamson County, TN, School District, 5%, 4/01/2026	740,000	885,743

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Williamson County, TN, School District, “A”, 4%, 3/01/2019	$1,015,000	$1,037,584
		$2,013,196
Healthcare Revenue - Hospitals - 19.5%
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	$400,000	$360,980
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	340,000	352,645
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/2044	1,000,000	1,072,050
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	500,000	535,210
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/2033	1,000,000	1,023,910
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	295,000	315,995
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	680,000	733,360
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	405,000	433,407
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,702,185
Jackson, TN, Hospital Rev., Unfunded Balance, 5.625%, 4/01/2038	270,000	270,745
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, 5%, 7/01/2018	20,000	20,042
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	790,000	864,655
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	265,000	290,445
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2024	1,000,000	1,114,950
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2033	1,000,000	1,125,740

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	$750,000	$816,832
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 9/01/2036	1,000,000	1,105,380
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,750,000	1,940,452
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A” , 4%, 7/01/2047	1,500,000	1,525,470
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	60,000	65,560
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	25,000	26,960
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	510,000	541,834
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	100,000	110,192
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/2040	1,500,000	1,570,965
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “A”, 5%, 5/01/2035	1,500,000	1,720,125
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	170,000	182,500
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	785,000	817,680
		$20,640,269
Healthcare Revenue - Long Term Care - 3.7%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	$750,000	$779,557
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	1,000,000	806,760
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 7/01/2037	1,000,000	1,053,790
Shelby County, TN, Health, Educational & Housing Facility Board (Trezevant Manor Project), “A’”, 5%, 9/01/2037	750,000	680,610

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	$550,000	$573,804
		$3,894,521
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$550,000	$682,517

Miscellaneous Revenue - Entertainment & Tourism - 2.5%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/2029	$2,500,000	$2,636,775

Miscellaneous Revenue - Other - 3.6%
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2021	$535,000	$586,044
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2023	1,205,000	1,364,639
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	725,000	746,598
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	980,000	1,078,186
		$3,775,467
Sales & Excise Tax Revenue - 3.0%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$780,000	$850,894
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	480,000	527,731
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	300,000	312,351
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	725,000	763,889
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	2,890,000	372,174
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	225,000	52,286
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	60,000	11,846
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,255,000	235,011
		$3,126,182

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$130,000	$136,361

Single Family Housing - State - 1.2%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/2029	$390,000	$391,685
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 7/01/2024	810,000	821,599
		$1,213,284
State & Agency - Other - 1.0%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 6/01/2040 (Prerefunded 6/01/2018)	$1,000,000	$1,005,550

State & Local Agencies - 11.2%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2020	$700,000	$750,673
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2024	1,000,000	1,073,910
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	560,000	582,786
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	795,000	704,776
Memphis-Shelby County, TN, Economic Growth Engine Development Board Rev., “B”, 5%, 11/01/2030	2,000,000	2,330,100
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	335,000	340,635
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	665,000	743,158
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	360,000	360,986
Tennessee School Board Authority, Higher Education Facilities Second Program, “A”, 5%, 11/01/2036	1,500,000	1,764,495
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2028	500,000	587,305
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2045	1,285,000	1,468,305
Tennessee School Bond Authority, “A”, 5%, 11/01/2043	1,000,000	1,109,310
		$11,816,439

Issuer	Shares/Par	Value ($)
Tax - Other - 2.8%
Commonwealth of Puerto, Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	$25,000	$25,827
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	150,000	159,140
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	50,000	53,251
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	170,000	179,204
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	105,000	110,373
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	105,000	110,062
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	62,759
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	175,000	181,382
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project) “A”, 4.75%, 7/01/2027	400,000	415,132
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project) “A”, 5.5%, 7/01/2037	100,000	104,561
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	230,000	222,628
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	260,000	268,567
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	415,000	428,284
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	380,000	391,354
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	245,000	256,691
		$2,969,215
Tobacco - 1.0%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$200,000	$224,972
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	240,000	240,917
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	575,000	576,035
		$1,041,924

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$165,000	$184,580
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	349,642
		$534,222
Transportation - Special Tax - 3.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$745,000	$811,290
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	260,000	277,056
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	15,000	14,486
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	765,000	741,759
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	270,000	256,748
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	655,000	670,445
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	40,000	39,658
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	105,000	111,740
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	60,000	58,027
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	90,000	86,630
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	200,000	222,118
		$3,289,957
Universities - Colleges - 8.5%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/2039	$500,000	$524,870
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	250,000	265,177
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2028	500,000	551,450
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	375,000	412,601

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	$1,000,000	$1,083,400
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), 5%, 10/01/2034 (Prerefunded 10/01/2019)	535,000	560,536
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), 5%, 10/01/2034 (Prerefunded 10/01/2019)	1,965,000	2,061,776
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	520,000	456,877
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	120,000	129,869
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	20,000	19,925
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2035	605,000	641,318
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2040	1,120,000	1,165,237
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 5.5%, 8/01/2040 (Prerefunded 8/01/2021)	1,000,000	1,116,560
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	15,000	14,831
		$9,004,427
Universities - Dormitories - 0.5%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$544,935

Utilities - Municipal Owned - 6.8%
Citizens Gas Utility District, TN, Gas Rev., 5%, 5/01/2035 (Prerefunded 5/01/2019)	$580,000	$600,346
Citizens Gas Utility District, TN, Gas Rev. Unrefunded, 5%, 5/01/2035	420,000	432,222
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/2034	1,250,000	1,346,413
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	300,000	326,649
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	470,000	511,750
Johnson City, TN, Energy Authority Electric System Rev., 5%, 5/01/2029	545,000	647,242

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Johnson City, TN, Energy Authority Electric System Rev., 5%, 5/01/2030	$630,000	$745,397
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	195,000	204,042
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034	1,000,000	1,140,630
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “A”, 5%, 5/15/2037	1,000,000	1,168,020
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	15,000	14,507
		$7,137,218
Utilities - Other - 2.0%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	$70,000	$82,794
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	145,000	174,336
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	225,000	247,196
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	115,000	128,078
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	85,000	95,980
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,200,000	1,395,492
		$2,123,876
Water & Sewer Utility Revenue - 9.7%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029 (Prerefunded 2/01/2023)	$1,000,000	$1,131,960
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2037	1,000,000	1,060,900
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2038	500,000	530,015
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2041	1,000,000	1,146,830
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	69,766
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	110,000	118,910
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	135,000	145,652
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	380,000	408,150
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	318,822
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,247,400

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	$30,000	$33,087
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	35,000	38,269
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,201
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	45,000	49,872
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	78,965
South Blount County, TN, Utility District Waterworks Rev., Prerefunded & Improvement, AGM, 5%, 12/01/2033 (Prerefunded 12/01/2019)	680,000	715,782
South Blount County, TN, Utility District Waterworks Rev., Unrefunded Balance & Improvement, AGM, 5%, 12/01/2033	1,460,000	1,532,883
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	550,000	633,006
		$10,282,470
Total Municipal Bonds (Identified Cost, $102,128,565)		$104,099,584

Investment Companies (h) - 0.3%
Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $314,714)	314,777	$314,746

Other Assets, Less Liabilities - 1.1%		1,213,796
Net Assets - 100.0%		$105,628,126

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.4%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.3%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$510,000	$575,489
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	695,000	765,265
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	160,000	174,154
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 10/01/2028	1,500,000	1,531,455
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2027	980,000	1,125,559
Metropolitan Washington, DC, Airport
Authority Rev., “B”, 5%, 10/01/2028	1,000,000	1,144,160
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,185,540
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,089,150
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,160,000	1,294,444
		$9,885,216
General Obligations - General Purpose - 8.4%
Chesapeake, VA, “B”, 5%, 6/01/2023	$1,930,000	$2,113,292
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	790,000	801,589
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	240,000	248,040
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	925,000	997,150
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	110,000	119,016
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/2022	3,000,000	3,397,140
Loudoun County , VA, General Obligation Public Improvement, “B”, 5%, 11/01/2018	2,300,000	2,345,839
Lynchburg, VA, Public Improvement, 5%, 12/01/2023	1,000,000	1,081,400
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	1,000,000	1,156,110
Portsmouth, VA General Obligation Public
Improvement, “A”, 5%, 2/01/2032 (Prerefunded 2/01/2023)	440,000	496,985
Portsmouth, VA General Obligation Public Improvement, “A”, 5%, 2/01/2032	60,000	67,127
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	575,000	577,507
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	170,000	177,903
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	380,000	380,011

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2024 (Prerefunded 3/01/2023)	$1,785,000	$2,028,010
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2028 (Prerefunded 3/01/2023)	220,000	249,951
Richmond, VA, Public Improvement, “D”, 5%, 3/01/2032	800,000	1,001,616
Richmond, VA, Public Improvement, “D”, 5%, 3/01/2033	1,000,000	1,259,670
State of Illinois, 5%, 11/01/2027	660,000	686,466
State of Illinois, “D”, 5%, 11/01/2028	655,000	679,713
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	2,805,922
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/2022	2,000,000	2,233,320
		$24,903,777
General Obligations - Schools - 0.1%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	$65,000	$73,202
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	70,000	78,660
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	55,000	61,670
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	25,000	27,991
		$241,523
Healthcare Revenue - Hospitals - 14.2%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$975,000	$1,011,260
Commonwealth of Virginia, University Health System General Rev., “A”, 4%, 7/01/2040	2,000,000	2,065,520
Fairfax County, VA, Industrial Development
Authority Health Care Rev. (Inova Health System Project), 5.5%, 5/15/2035 (Prerefunded 5/15/2019)	530,000	552,175
Fairfax County, VA, Industrial Development
Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2031	2,000,000	2,328,460
Fairfax County, VA, Industrial Development
Authority Health Care Rev., Unrefunded Balance , 5.5%, 5/15/2035 (Prerefunded 5/15/2019)	970,000	1,011,128
Fairfax County, VA, Industrial Development
Authority Rev. (Inova Health System Project), “A”, 5%, 5/15/2044	2,000,000	2,216,060
Fairfax County, VA, Industrial Development
Authority Rev. (Inova Health System Project), “C”, 5%, 5/15/2025 (Prerefunded 5/15/2019)	500,000	518,450

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	$750,000	$831,120
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,103,410
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/2019	1,125,000	1,167,007
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/2042	1,705,000	1,835,484
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/2020	1,160,000	1,227,802
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	970,000	1,038,036
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	375,000	386,018
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	395,000	404,160
Lynchburg, VA, Economic Development Authority Rev. (Centra Health), “A”, 5%, 1/01/2047	3,000,000	3,307,800
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	635,000	674,637
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/2036	2,875,000	3,177,450
Roanoke, VA, Economic Development Authority Hospital Rev. (Carilion Medical Center), 5%, 7/01/2033	2,385,000	2,525,524
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/2038 (Prerefunded 7/01/2020)	45,000	48,204
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, AGM, 5%, 7/01/2038	2,955,000	3,097,313
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	1,805,000	1,854,096
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/2040	4,000,000	4,226,200
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 7/01/2029	1,400,000	1,457,302

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	$220,000	$232,995
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	530,000	562,929
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2044	2,000,000	2,174,320
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	691,308
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	456,980
		$42,183,148
Healthcare Revenue - Long Term Care - 4.0%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/2042	$1,000,000	$1,035,770
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,122,640
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 12/01/2038	750,000	750,413
Fairfax County, VA, Economic Development Authority, Residential Care Facilities (Goodwin House, Inc.), 5%, 10/01/2036	1,000,000	1,112,330
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Lifespire of Virginia.), “C”, 5%, 12/01/2037	765,000	818,167
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	424,072
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	410,545
James City County, VA, Economic
Development Authority, Residential Care
Facilities Rev. (Virginia United Methodist
Homes of Williamsburg), “A”, 2%, 10/01/2048	200,800	15,060
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), 4%, 1/01/2037	1,000,000	1,016,950
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5%, 1/01/2042	1,000,000	1,080,330
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	500,000	523,100

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	$1,000,000	$1,074,650
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	1,000,000	1,080,410
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	140,000	157,574
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	265,000	299,095
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	25,000	26,972
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), ’’C’, 5%, 6/01/2042	1,000,000	1,053,320
		$12,001,398
Industrial Revenue - Other - 1.3%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$3,010,000	$3,735,229

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$117,512
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	153,482
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	1,683,272	34
		$271,028
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$80,000	$88,103

Multi-Family Housing Revenue - 6.0%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 11/01/2031 (Put Date 11/01/2019)	$2,415,000	$2,422,704
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/2030	1,450,000	1,506,217
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/2045	3,050,000	3,170,688
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 10/01/2039	3,000,000	3,071,520
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/2037	1,330,000	1,375,393
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/2041	3,770,000	3,973,203

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/2045	$2,125,000	$2,201,181
		$17,720,906
Port Revenue - 1.2%
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2025)	$3,000,000	$3,491,880

Sales & Excise Tax Revenue - 1.6%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$2,095,000	$2,285,415
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	1,320,000	1,418,802
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	40,000	41,986
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	930,000	119,765
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	590,000	137,104
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	160,000	31,589
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	3,250,000	608,595
		$4,643,256
Secondary Schools - 0.7%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/2040 (Prerefunded 1/01/2020)	$1,900,000	$2,006,590

State & Local Agencies - 14.1%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$1,555,000	$1,618,273
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	1,955,000	1,733,127
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2033	500,000	568,720
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2034	1,000,000	1,136,810
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2035	1,250,000	1,449,000
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2036	1,000,000	1,156,640

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2037	$750,000	$865,560
Fairfax County, VA, Economic Development Authority Transportation Contract Rev. (Route 28 Projects), “B”, 2.875%, 4/01/2034	6,170,000	5,665,788
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	1,000,000	1,092,330
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2034	2,770,000	3,191,677
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,674,757
Powhatan County, VA, 5%, 1/15/2032	2,500,000	2,632,925
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/2023	2,140,000	2,417,151
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2/01/2029 (Prerefunded 2/01/2019)	1,500,000	1,542,240
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/2027	3,000,000	3,301,530
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “B”, 5%, 9/01/2020	3,000,000	3,224,730
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	950,000	991,857
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/2021	1,000,000	1,066,050
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2019	1,175,000	1,226,771
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	1,000,000	1,074,740
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	100,000	104,272
Western Virginia, VA, Regional Jail Authority Rev., 5%, 12/01/2034	1,750,000	2,003,662
		$41,738,610
Tax - Other - 1.6%
Commonwealth of Puerto, Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	$80,000	$82,646
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	365,000	387,239
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	120,000	127,801
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	365,000	353,302

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	$700,000	$723,065
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	2,030,000	2,094,980
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	990,000	1,019,581
		$4,788,614
Tax Assessment - 0.4%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$750,000	$815,497
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035	500,000	513,720
		$1,329,217
Tobacco - 1.7%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	$275,000	$269,349
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	1,110,000	1,098,900
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,230,000	1,237,688
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,575,000	1,771,654
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	665,000	667,540
		$5,045,131
Toll Roads - 3.6%
Chesapeake Bay Bridge & Tunnel District First Tier General Resolution Rev. , 5%, 7/01/2051	$3,000,000	$3,317,430
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	2,000,000	2,129,340
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/2034	2,500,000	2,681,225
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	465,000	520,182
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	988,830
Virginia Small Business Financing Authority, Senior Lien Private Activity Rev. (Transform 66 P3 Project), 5%, 12/31/2049	1,000,000	1,085,420
		$10,722,427
Transportation - Special Tax - 8.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$50,000	$48,285

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	$1,840,000	$1,784,101
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,525,000	1,632,436
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	1,995,000	1,897,085
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2029	505,000	550,071
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,695,000	1,734,968
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	635,000	614,115
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	570,000	548,654
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 4%, 5/15/2042	3,760,000	3,947,511
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, “A”, 4%, 5/15/2035	2,750,000	2,926,110
Virginia Port Authority Rev., 5%, 7/01/2030	1,000,000	1,139,090
Virginia Port Authority Rev., 5%, 7/01/2031	500,000	569,195
Virginia Port Authority, Port Fund Rev., 5%, 7/01/2032	1,200,000	1,279,680
Washington Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032 (Prerefunded 7/01/2019)	1,365,000	1,423,668
Washington Metropolitan Area Transit Authority Gross Rev., “B”, 5%, 7/01/2042	3,860,000	4,445,408
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 7/01/2029 (Prerefunded 7/01/2019)	1,485,000	1,551,112
		$26,091,489
Universities - Colleges - 9.7%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,770,000	$1,680,084
Connecticut Health & Educational Facilities Authority Connecticut Rev. (Connecticut State University System Issue, Series P-1), 2.625%, 11/01/2032	1,765,000	1,520,777
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2030	615,000	644,754
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	1,380,000	1,212,482
Pennsylvania Higher Educational Facilities Authority Rev., BAM, 3%, 6/15/2045	1,450,000	1,273,984

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034 (Prerefunded 9/01/2021)	$1,000,000	$1,115,530
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	370,000	346,757
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	197,800
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	595,000	653,798
University of Virginia (University Rev.), 5%, 9/01/2025	3,760,000	4,140,549
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/2043	685,000	759,706
University of Virginia, General Rev. Pledge Refunding, “B”, 5%, 4/01/2046	2,500,000	2,895,875
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035	1,000,000	1,062,290
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	1,000,000	1,077,880
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/2021	2,115,000	2,301,670
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/2037	2,180,000	2,183,270
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/2031	1,000,000	1,201,840
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), “A”, 5%, 1/01/2040	1,000,000	1,124,500
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,847,075
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/2033	500,000	523,805
		$28,764,426
Utilities - Municipal Owned - 3.7%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$785,000	$854,732
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	1,250,000	1,361,038
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	470,000	491,794

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	$60,000	$59,104
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	260,000	254,296
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	5,000	5,021
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	25,000	24,827
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	30,000	29,520
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	185,000	184,850
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	20,000	20,002
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	335,000	328,454
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	55,000	53,191
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2027	2,555,000	2,873,097
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2035	2,000,000	2,302,700
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2038	2,000,000	2,214,520
		$11,057,146
Utilities - Other - 1.2%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$945,000	$987,780
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	555,000	609,751
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	322,979
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	215,000	245,169
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,325,717
		$3,491,396
Water & Sewer Utility Revenue - 13.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$105,000	$105,162
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	265,000	265,591
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028	1,000,000	1,111,770
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2041	3,000,000	3,493,050
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	60,000	63,469
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	175,000	188,654
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	295,000	318,895

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	$375,000	$404,588
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,045,000	1,122,414
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	620,000	672,347
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 5%, 10/01/2035	660,000	773,117
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2037	1,350,000	1,425,357
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2038	1,265,000	1,333,500
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	80,000	88,231
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	100,000	109,340
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	50,000	55,504
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	110,000	121,910
Norfolk, VA, Water Rev., 4.75%, 11/01/2038 (Prerefunded 11/01/2018)	1,000,000	1,019,080
Norfolk, VA, Water Rev. , 5%, 11/01/2028 (Prerefunded 5/01/2022)	985,000	1,097,694
Norfolk, VA, Water Rev. , 5%, 11/01/2028	15,000	16,629
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,478,125
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2031 (Prerefunded 10/01/2019)	1,000,000	1,049,250
Virginia Resources Authority, Infrastructure Rev., 5.25%, 11/01/2033	985,000	1,005,980
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040 (Prerefunded 11/01/2020)	1,240,000	1,336,894
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040	160,000	171,790
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	260,000	286,798
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	175,000	178,738

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	$1,840,000	$1,879,302
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2038 (Prerefunded 11/01/2018)	2,600,000	2,651,818
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (Prerefunded 11/01/2021) (u)	505,000	558,894
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (u)	740,000	818,433
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (Prerefunded 11/01/2021) (u)	3,645,000	4,033,994
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (u)	2,110,000	2,332,099
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (Prerefunded 11/01/2021) (u)	1,400,000	1,544,298
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (u)	1,600,000	1,767,824
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	1,335,000	1,476,497

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2033	$2,245,000	$1,273,903
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2034	2,250,000	1,216,192
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2035	1,950,000	1,003,119
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2036	1,250,000	611,687
		$40,461,937
Total Municipal Bonds (Identified Cost, $290,348,290)		$294,662,447

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $2,016,202)	2,016,605	$2,016,404

Other Assets, Less Liabilities - (0.1)%		(330,120)
Net Assets - 100.0%		$296,348,731

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/18

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.7%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$155,000	$169,553
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	110,000	119,158
New York, NY, Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	745,000	767,812
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	470,000	524,473
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	66,052
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	70,000	77,281
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	59,930
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	92,355
		$1,876,614
General Obligations - General Purpose - 4.7%
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	$860,000	$754,960
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	95,000	98,182
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	37,730
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	45,000	48,688
State of West Virginia, 4%, 6/01/2022	2,000,000	2,090,220
State of West Virginia, 4%, 6/01/2023	2,000,000	2,087,180
		$5,116,960
General Obligations - Schools - 10.9%
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	$600,000	$631,494
Hancock County, WV, Board of Education, 4.5%, 5/01/2032	1,405,000	1,481,741
Monongalia County, WV, Board of Education, 5%, 5/01/2029	1,000,000	1,100,000
Monongalia County, WV, Board of Education, 5%, 5/01/2031	2,000,000	2,190,220
Putnam County, WV, Board of Education, 4%, 5/01/2020	2,500,000	2,610,075
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,039,870

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Wood County, WV, Board of Education Public School, 4%, 6/01/2027	$1,605,000	$1,774,665
Wood County, WV, Board of Education Public School, 3%, 6/01/2028	1,000,000	1,003,160
		$11,831,225
Healthcare Revenue - Hospitals - 16.9%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$360,000	$373,388
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	725,000	781,891
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	450,000	488,466
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	420,000	449,459
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	410,000	448,745
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	290,000	317,846
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	340,000	367,652
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,217,403
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	1,000,000	1,122,390
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/2027	750,000	795,900
West Virginia Hospital Finance Authority Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2/15/2034 (Prerefunded 2/15/2019)	1,000,000	1,036,100
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,097,480
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/2023	1,765,000	1,980,083
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	500,000	504,685

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	$1,000,000	$1,074,700
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,077,020
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 4%, 6/01/2035	1,500,000	1,534,575
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5.5%, 6/01/2044	1,460,000	1,615,592
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “E”, 5.625%, 6/01/2035 (Prerefunded 12/01/2018)	1,000,000	1,026,140
West Virginia Hospital Finance Authority Improvement Rev. (West Virginia University Health System Obligated Group), “A”, 5%, 6/01/2042	1,000,000	1,097,740
		$18,407,255
Industrial Revenue - Other - 0.5%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$420,000	$521,195

Miscellaneous Revenue - Other - 11.4%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$605,000	$644,779
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	140,000	150,182
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	215,000	230,106
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	580,000	614,783
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	599,603
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	155,000	182,277
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	139,198
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 7/01/2018	1,000,000	1,008,570
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/2040 (Prerefunded 6/15/2020)	2,475,000	2,648,349

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/2026 (Prerefunded 7/01/2018)	$750,000	$756,397
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/2030	1,000,000	1,067,090
West Virginia School Building Authority, Lottery Capital Improvement Rev., “B”, 5%, 7/01/2032	1,940,000	2,236,762
West Virginia, Higher Education Policy Commission Rev. (Community & Technology- Capital Improvement), 5%, 7/01/2039	1,200,000	1,249,740
West Virginia, Higher Education Policy Commission Rev. (Community & Technology- Capital Improvement), “A”, 5%, 7/01/2036	750,000	857,257
		$12,385,093
Sales & Excise Tax Revenue - 3.8%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$825,000	$899,984
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	335,000	348,792
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/2042	790,000	813,977
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	1,000,000	1,227,070
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 5.5%, 6/01/2037	500,000	516,675
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	385,000	49,580
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	245,000	56,933
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	65,000	12,833
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,345,000	251,865
		$4,177,709
Single Family Housing - State - 0.3%
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/2024	$290,000	$300,385

State & Local Agencies - 8.3%
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	$835,000	$791,630
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	575,000	598,397
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	545,000	568,119

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	$1,000,000	$1,002,670
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/2022	1,000,000	1,088,860
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/2029	2,000,000	2,200,520
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2025	645,000	646,742
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2030	1,355,000	1,358,658
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	796,200
		$9,051,796
Tax - Other - 2.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$160,000	$169,749
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	55,000	58,575
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	945,000	914,713
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	430,000	442,848
Virgin Islands Public Finance Authority Rev. (Gross Receipts), AGM, 5%, 10/01/2032	1,000,000	1,052,700
		$2,638,585
Tax Assessment - 1.3%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$451,151
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4%, 6/01/2034	1,000,000	1,013,360
		$1,464,511
Tobacco - 0.6%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$620,000	$697,413

Transportation - Special Tax - 2.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$575,000	$588,317
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	755,000	732,063
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	220,000	235,499

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$340,000	$323,313
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	750,000	767,685
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	100,000	96,711
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	220,000	244,330
		$2,987,918
Universities - Colleges - 16.1%
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2023	$420,000	$460,715
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2024	440,000	481,558
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2026	840,000	952,720
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2032	4,035,000	4,337,100
Marshall University, WV, University Rev., 5%, 5/01/2030	2,000,000	2,110,580
Marshall University, WV, University Rev., 5%, 5/01/2041	1,000,000	1,074,830
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	555,000	724,608
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/2021	1,270,000	1,269,962
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	15,000	14,944
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	110,102
West Virginia Board of Governors Refunding & Improvement, “A”, 5%, 10/01/2027	525,000	582,356
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/2020	1,700,000	1,821,992
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/2028	3,035,000	3,565,761
		$17,507,228
Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$470,000	$505,584

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$325,000	$353,870
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	435,000	475,520
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	135,000	132,362
		$961,752
Utilities - Other - 1.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$615,000	$863,669
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	245,000	269,169
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	125,000	139,215
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	290,000	312,301
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	70,000	76,477
		$1,660,831
Water & Sewer Utility Revenue - 12.1%
Berkeley County, WV, Public Service Sewer District, “A”, BAM, 5%, 6/01/2036	$1,700,000	$1,920,796
Berkeley County, WV, Public Service Sewer District, “C”, BAM, 4.5%, 10/01/2032	1,500,000	1,604,565
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 7/01/2022	200,000	215,396
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	42,933
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	515,000	558,482
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	191,293
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	20,000	21,736
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	20,000	21,180
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	35,000	38,601

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$40,000	$43,736
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,201
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	50,000	55,414
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	91,113
Morgantown, WV, Combined Utility System Rev., “A”, AGM, 5%, 12/01/2041	1,000,000	1,121,510
Ogden City, Utah, Sewer and Water Rev., 3%, 6/15/2041	620,000	571,008
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	1,475,000	1,675,113
West Virginia Water Development Authority Rev. (Loan Program IV), “A-IV”, 5%, 11/01/2038	500,000	572,395
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,271,290
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,087,450
		$13,126,212
Total Municipal Bonds (Identified Cost, $102,514,792)		$105,218,266

Investment Companies (h) - 0.2%
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $158,202)	158,218	$158,202

Other Assets, Less Liabilities - 3.1%		3,417,769
Net Assets - 100.0%		$108,794,237

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Mississippi Fund	$179,635	$88,783,743
New York Fund	420,700	226,601,285
North Carolina Fund	5,282,358	388,718,025
Pennsylvania Fund	148,980	124,961,783
South Carolina Fund	3,567,792	180,504,029
Tennessee Fund	314,746	104,099,584
Virginia Fund	2,016,404	294,662,447
West Virginia Fund	158,202	105,218,266

(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/18

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $86,302,967, $220,857,726, $379,855,293, and $120,527,287, respectively)	$88,783,743	$226,601,285	$388,718,025	$124,961,783
Investments in affiliated issuers, at value (identified cost, $179,628, $420,694, $5,281,869, and $148,966, respectively)	179,635	420,700	5,282,358	148,980
Cash	—	—	411,453	46,324
Receivables for
Investments sold	683,733	318,325	1,590,550	193,375
Fund shares sold	82,500	140,444	513,503	5,221
Interest	1,107,158	2,966,822	5,784,683	1,751,406
Other assets	526	978	1,506	671
Total assets	$90,837,295	$230,448,554	$402,302,078	$127,107,760

Liabilities
Payable to custodian	$10,196	$9,493	$—	$—
Payables for
Distributions	21,622	79,453	91,293	51,077
Investments purchased	—	821,082	4,231,505	2,269,380
Fund shares reacquired	73,521	133,857	423,487	100,329
Payable to affiliates
Investment adviser	4,630	11,539	19,903	6,324
Shareholder servicing costs	27,325	64,677	141,446	42,396
Distribution and service fees	355	5,531	10,471	1,335
Payable for independent Trustees’ compensation	1,464	1,874	3,884	1,455
Accrued expenses and other liabilities	64,707	78,131	85,930	71,694
Total liabilities	$203,820	$1,205,637	$5,007,919	$2,543,990
Net assets	$90,633,475	$229,242,917	$397,294,159	$124,563,770

Net assets consist of
Paid-in capital	$90,469,612	$226,651,332	$396,699,570	$123,385,991
Unrealized appreciation (depreciation)	2,480,783	5,743,565	8,863,221	4,434,510
Accumulated net realized gain (loss)	(2,377,824)	(3,143,018)	(8,361,544)	(3,266,453)
Accumulated undistributed (distributions in excess of) net investment income	60,904	(8,962)	92,912	9,722
Net assets	$90,633,475	$229,242,917	$397,294,159	$124,563,770

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$82,525,964	$143,688,915	$283,544,813	$99,318,593
Class B	1,007,351	3,980,158	2,288,333	3,461,528
Class C	—	22,931,611	53,116,717	—
Class I	6,540,216	57,348,953	45,146,619	20,578,853
Class R6	559,944	1,293,280	13,197,677	1,204,796
Total net assets	$90,633,475	$229,242,917	$397,294,159	$124,563,770

Shares of beneficial interest outstanding
Class A	8,661,928	13,220,768	24,706,913	9,784,822
Class B	105,608	367,161	199,631	340,180
Class C	—	2,112,440	4,631,158	—
Class I	687,498	5,965,943	4,719,211	2,128,128
Class R6	58,863	134,587	1,379,610	124,599
Total shares of beneficial interest outstanding	9,513,897	21,800,899	35,636,523	12,377,729

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$9.53	$10.87	$11.48	$10.15
Offering price per share (100 / 95.75 × net asset value per share)	$9.95	$11.35	$11.99	$10.60

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$9.54	$10.84	$11.46	$10.18

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$10.86	$11.47	$—

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.51	$9.61	$9.57	$9.67

Class R6 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.51	$9.61	$9.57	$9.67

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/18	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $177,150,659, $102,128,565, $290,348,290, and $102,514,792, respectively)	$180,504,029	$104,099,584	$294,662,447	$105,218,266
Investments in affiliated issuers, at value (identified cost, $3,567,457, $314,714, $2,016,202, and $158,202, respectively)	3,567,792	314,746	2,016,404	158,202
Cash	—	—	437,606	1,875,406
Receivables for
Investments sold	282,625	174,638	446,250	196,101
Fund shares sold	103,220	13,218	305,435	25,347
Interest	2,484,590	1,472,901	4,208,550	1,539,071
Receivable from investment adviser	4,564	8,762	7,451	7,807
Other assets	882	630	1,292	630
Total assets	$186,947,702	$106,084,479	$302,085,435	$109,020,830

Liabilities
Payable to custodian	$51,625	$77,226	$—	$—
Payables for
Distributions	28,558	20,807	85,280	13,060
Interest expense and fees	—	—	37,980	—
Fund shares reacquired	192,877	246,713	396,964	97,651
Payable to the holders of the floating rate certificates from trust assets	—	—	5,008,745	—
Payable to affiliates
Shareholder servicing costs	62,585	42,302	115,984	47,450
Distribution and service fees	3,601	2,337	6,979	124
Payable for independent Trustees’ compensation	3,939	1,869	3,913	3,941
Accrued expenses and other liabilities	70,704	65,099	80,859	64,367
Total liabilities	$413,889	$456,353	$5,736,704	$226,593
Net assets	$186,533,813	$105,628,126	$296,348,731	$108,794,237

Net assets consist of
Paid-in capital	$188,538,990	$105,893,470	$298,133,314	$109,757,865
Unrealized appreciation (depreciation)	3,353,705	1,971,051	4,314,359	2,703,474
Accumulated net realized gain (loss)	(5,342,327)	(2,712,198)	(6,006,402)	(3,656,071)
Accumulated undistributed (distributions in excess of) net investment income	(16,555)	475,803	(92,540)	(11,031)
Net assets	$186,533,813	$105,628,126	$296,348,731	$108,794,237

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$159,257,081	$84,131,135	$221,291,102	$101,013,330
Class B	2,718,008	1,229,656	913,819	613,435
Class C	—	—	24,115,933	—
Class I	21,953,885	17,243,153	43,832,268	7,037,674
Class R6	2,604,839	3,024,182	6,195,609	129,798
Total net assets	$186,533,813	$105,628,126	$296,348,731	$108,794,237

Shares of beneficial interest outstanding
Class A	13,465,065	8,223,722	20,145,344	9,277,583
Class B	229,932	120,303	83,244	56,359
Class C	—	—	2,195,826	—
Class I	2,291,038	1,803,623	4,590,987	734,393
Class R6	271,823	316,510	648,452	13,549
Total shares of beneficial interest outstanding	16,257,858	10,464,158	27,663,853	10,081,884

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.83	$10.23	$10.98	$10.89
Offering price per share (100 / 95.75 × net asset value per share)	$12.36	$10.68	$11.47	$11.37

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.82	$10.22	$10.98	$10.88

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$10.98	$—

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.58	$9.56	$9.55	$9.58

Class R6 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.58	$9.55	$9.55	$9.58

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/18

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income (loss)
Interest	$3,667,623	$9,829,855	$16,012,755	$5,882,212
Dividends from affiliated issuers	11,771	54,804	62,390	14,931
Total investment income	$3,679,394	$9,884,659	$16,075,145	$5,897,143
Expenses
Management fee	$409,823	$992,956	$1,703,381	$564,379
Distribution and service fees	222,668	632,958	1,272,872	292,548
Shareholder servicing costs	63,362	152,668	325,873	104,380
Administrative services fee	23,899	44,027	68,621	29,245
Independent Trustees’ compensation	3,166	9,266	9,982	4,907
Custodian fee	21,478	38,657	51,299	30,475
Shareholder communications	7,786	14,433	21,408	13,713
Audit and tax fees	53,943	53,976	54,019	53,952
Legal fees	15,991	16,639	16,344	15,524
Registration fees	61,404	77,030	81,678	60,864
Miscellaneous	17,951	22,077	25,234	19,990
Total expenses	$901,471	$2,054,687	$3,630,711	$1,189,977
Fees paid indirectly	(94)	(49)	(77)	(54)
Reduction of expenses by investment adviser and distributor	(141,162)	(26,678)	(53,213)	(167,181)
Net expenses	$760,215	$2,027,960	$3,577,421	$1,022,742
Net investment income (loss)	$2,919,179	$7,856,699	$12,497,724	$4,874,401

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$96,986	$1,510,285	$544,114	$291,862
Affiliated issuers	(340)	(968)	(1,049)	(513)
Futures contracts	—	111,794	—	63,882
Net realized gain (loss)	$96,646	$1,621,111	$543,065	$355,231
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(1,162,724)	$(3,697,771)	$(5,410,354)	$(1,189,081)
Affiliated issuers	7	69	489	36
Net unrealized gain (loss)	$(1,162,717)	$(3,697,702)	$(5,409,865)	$(1,189,045)
Net realized and unrealized gain (loss)	$(1,066,071)	$(2,076,591)	$(4,866,800)	$(833,814)
Change in net assets from operations	$1,853,108	$5,780,108	$7,630,924	$4,040,587

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/18	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income (loss)
Interest	$7,556,704	$4,614,577	$12,580,356	$4,773,475
Dividends from affiliated issuers	28,159	15,554	41,105	8,823
Total investment income	$7,584,863	$4,630,131	$12,621,461	$4,782,298
Expenses
Management fee	$845,108	$496,303	$1,353,702	$513,123
Distribution and service fees	455,417	236,141	842,023	275,425
Shareholder servicing costs	143,902	95,540	270,517	104,738
Administrative services fee	38,976	26,902	56,570	27,498
Independent Trustees’ compensation	5,373	4,847	9,826	5,221
Custodian fee	31,980	22,979	47,051	20,571
Shareholder communications	12,426	8,016	19,645	8,513
Audit and tax fees	53,970	53,949	54,000	53,951
Legal fees	16,077	14,021	15,820	11,634
Registration fees	62,606	61,677	76,402	62,219
Interest expense and fees	—	—	82,665	—
Miscellaneous	20,899	18,232	24,309	17,761
Total expenses	$1,686,734	$1,038,607	$2,852,530	$1,100,654
Fees paid indirectly	(104)	(55)	(86)	(159)
Reduction of expenses by investment adviser and distributor	(130,367)	(108,119)	(253,651)	(130,195)
Net expenses	$1,556,263	$930,433	$2,598,793	$970,300
Net investment income (loss)	$6,028,600	$3,699,698	$10,022,668	$3,811,998

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$849,792	$453,603	$828,704	$239,962
Affiliated issuers	(63)	(45)	(159)	(263)
Futures contracts	99,816	—	—	—
Net realized gain (loss)	$949,545	$453,558	$828,545	$239,699
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(2,525,117)	$(1,921,639)	$(4,614,128)	$(1,519,989)
Affiliated issuers	401	32	358	8
Net unrealized gain (loss)	$(2,524,716)	$(1,921,607)	$(4,613,770)	$(1,519,981)
Net realized and unrealized gain (loss)	$(1,575,171)	$(1,468,049)	$(3,785,225)	$(1,280,282)
Change in net assets from operations	$4,453,429	$2,231,649	$6,237,443	$2,531,716

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/18	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$2,919,179	$7,856,699	$12,497,724	$4,874,401
Net realized gain (loss)	96,646	1,621,111	543,065	355,231
Net unrealized gain (loss)	(1,162,717)	(3,697,702)	(5,409,865)	(1,189,045)
Change in net assets from operations	$1,853,108	$5,780,108	$7,630,924	$4,040,587

Distributions declared to shareholders
From net investment income	$(2,905,463)	$(7,406,413)	$(11,805,586)	$(4,543,541)
Change in net assets from fund share transactions	$1,458,514	$25,286,785	$38,303,917	$2,031,984
Total change in net assets	$406,159	$23,660,480	$34,129,255	$1,529,030

Net assets
At beginning of period	90,227,316	205,582,437	363,164,904	123,034,740
At end of period	$90,633,475	$229,242,917	$397,294,159	$124,563,770
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$60,904	$(8,962)	$92,912	$9,722

Year ended 3/31/18	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$6,028,600	$3,699,698	$10,022,668	$3,811,998
Net realized gain (loss)	949,545	453,558	828,545	239,699
Net unrealized gain (loss)	(2,524,716)	(1,921,607)	(4,613,770)	(1,519,981)
Change in net assets from operations	$4,453,429	$2,231,649	$6,237,443	$2,531,716

Distributions declared to shareholders
From net investment income	$(5,745,985)	$(3,528,723)	$(9,520,824)	$(3,682,257)
Change in net assets from fund share transactions	$1,956,231	$(3,524,318)	$4,327,384	$(6,919,104)
Total change in net assets	$663,675	$(4,821,392)	$1,044,003	$(8,069,645)

Net assets
At beginning of period	185,870,138	110,449,518	295,304,728	116,863,882
At end of period	$186,533,813	$105,628,126	$296,348,731	$108,794,237
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(16,555)	$475,803	$(92,540)	$(11,031)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/17	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$3,132,214	$7,506,988	$12,195,868	$4,491,373
Net realized gain (loss)	(461,811)	(743,455)	(642,090)	(70,652)
Net unrealized gain (loss)	(3,289,040)	(6,821,864)	(12,603,901)	(3,889,264)
Change in net assets from operations	$(618,637)	$(58,331)	$(1,050,123)	$531,457

Distributions declared to shareholders
From net investment income	$(3,093,535)	$(7,242,260)	$(11,962,987)	$(4,404,945)
Change in net assets from fund share transactions	$4,342,783	$10,779,901	$25,587,104	$5,478,916
Total change in net assets	$630,611	$3,479,310	$12,573,994	$1,605,428

Net assets
At beginning of period	89,596,705	202,103,127	350,590,910	121,429,312
At end of period	$90,227,316	$205,582,437	$363,164,904	$123,034,740
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$42,942	$110,179	$73,045	$(2,597)

Year ended 3/31/17	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$5,945,993	$3,851,259	$10,372,574	$4,083,873
Net realized gain (loss)	(836,747)	(204,461)	(876,678)	(204,375)
Net unrealized gain (loss)	(6,367,327)	(3,866,912)	(10,184,354)	(3,878,180)
Change in net assets from operations	$(1,258,081)	$(220,114)	$(688,458)	$1,318

Distributions declared to shareholders
From net investment income	$(5,705,721)	$(3,615,651)	$(10,129,218)	$(3,906,162)
Change in net assets from fund share transactions	$12,264,504	$6,685,657	$27,978,090	$(1,798,989)
Total change in net assets	$5,300,702	$2,849,892	$17,160,414	$(5,703,833)

Net assets
At beginning of period	180,569,436	107,599,626	278,144,314	122,567,715
At end of period	$185,870,138	$110,449,518	$295,304,728	$116,863,882
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(28,002)	$509,248	$(67,638)	$19,287

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$9.64	$10.02		$10.01		$9.67	$10.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.34	(c)	$0.36		$0.35	$0.38
Net realized and unrealized gain (loss)	(0.11)	(0.39)		(0.01)		0.34	(0.57)
Total from investment operations	$0.20	$(0.05)		$0.35		$0.69	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)		$(0.34)		$(0.35)	$(0.37)
From net realized gain	—	—		—		—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.33)		$(0.34)		$(0.35)	$(0.41)
Net asset value, end of period (x)	$9.53	$9.64		$10.02		$10.01	$9.67
Total return (%) (r)(s)(t)(x)	2.07	(0.49	)(c)	3.60		7.18	(1.82)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.98	(c)	0.96		0.96	0.95
Expenses after expense reductions (f)	0.83	0.81	(c)	0.80		0.80	0.80
Net investment income (loss)	3.21	3.41	(c)	3.63		3.56	3.87
Portfolio turnover	11	14		17		16	19
Net assets at end of period (000 omitted)	$82,526	$84,401		$88,070		$85,927	$85,405

	Year ended
Class B	3/31/18	3/31/17		3/31/16		3/31/15	3/31/14
Net asset value, beginning of period	$9.65	$10.04		$10.02		$9.68	$10.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	(c)	$0.29		$0.29	$0.31
Net realized and unrealized gain (loss)	(0.11)	(0.39)		(0.00	)(w)	0.33	(0.57)
Total from investment operations	$0.14	$(0.12)		$0.29		$0.62	$(0.26)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)		$(0.27)		$(0.28)	$(0.30)
From net realized gain	—	—		—		—	(0.04)
Total distributions declared to shareholders	$(0.25)	$(0.27)		$(0.27)		$(0.28)	$(0.34)
Net asset value, end of period (x)	$9.54	$9.65		$10.04		$10.02	$9.68
Total return (%) (r)(s)(t)(x)	1.40	(1.25	)(c)	3.01		6.47	(2.50)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.72	(c)	1.71		1.71	1.70
Expenses after expense reductions (f)	1.50	1.48	(c)	1.47		1.47	1.49
Net investment income (loss)	2.55	2.74	(c)	2.96		2.90	3.17
Portfolio turnover	11	14		17		16	19
Net assets at end of period (000 omitted)	$1,007	$1,180		$1,477		$1,655	$2,059

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.62	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.34	(c)
Net realized and unrealized gain (loss)	(0.11)	(0.38)
Total from investment operations	$0.21	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)
Net asset value, end of period (x)	$9.51	$9.62
Total return (%) (r)(s)(t)(x)	2.15	(0.42	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.75	(c)
Expenses after expense reductions (f)	0.74	0.75	(c)
Net investment income (loss)	3.29	3.44	(c)
Portfolio turnover	11	14
Net assets at end of period (000 omitted)	$6,540	$4,646

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.76

Income (loss) from investment operations
Net investment income (loss) (d)		$0.21
Net realized and unrealized gain (loss)		(0.24)
Total from investment operations		$(0.03)

Less distributions declared to shareholders
From net investment income		$(0.22)
Net asset value, end of period (x)		$9.51
Total return (%) (r)(s)(t)(x)		(0.36	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.71	(a)
Expenses after expense reductions (f)		0.70	(a)
Net investment income (loss)		3.33	(a)
Portfolio turnover		11
Net assets at end of period (000 omitted)		$560
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.93	$11.31		$11.25	$10.74	$11.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.41	(c)	$0.43	$0.39	$0.43
Net realized and unrealized gain (loss)	(0.08)	(0.39)		0.01	0.51	(0.79)
Total from investment operations	$0.32	$0.02		$0.44	$0.90	$(0.36)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)		$(0.38)	$(0.39)	$(0.40)
Net asset value, end of period (x)	$10.87	$10.93		$11.31	$11.25	$10.74
Total return (%) (r)(s)(t)(x)	2.89	0.15	(c)	4.05	8.48	(3.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.89	(c)	0.88	0.88	0.88
Expenses after expense reductions (f)	0.88	0.88	(c)	0.87	0.87	0.88
Net investment income (loss)	3.60	3.68	(c)	3.84	3.51	3.94
Portfolio turnover	23	28		13	25	25
Net assets at end of period (000 omitted)	$143,689	$124,890		$169,905	$164,566	$155,149

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.90	$11.28		$11.22	$10.71	$11.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.33	(c)	$0.34	$0.31	$0.34
Net realized and unrealized gain (loss)	(0.09)	(0.40)		0.02	0.51	(0.78)
Total from investment operations	$0.23	$(0.07)		$0.36	$0.82	$(0.44)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)		$(0.30)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.84	$10.90		$11.28	$11.22	$10.71
Total return (%) (r)(s)(t)(x)	2.12	(0.60	)(c)	3.28	7.69	(3.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	(c)	1.63	1.63	1.64
Expenses after expense reductions (f)	1.64	1.63	(c)	1.63	1.63	1.63
Net investment income (loss)	2.87	2.94	(c)	3.10	2.76	3.20
Portfolio turnover	23	28		13	25	25
Net assets at end of period (000 omitted)	$3,980	$5,032		$5,398	$5,459	$5,501

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.92	$11.30		$11.23	$10.72	$11.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.33	(c)	$0.34	$0.31	$0.35
Net realized and unrealized gain (loss)	(0.08)	(0.39)		0.03	0.51	(0.79)
Total from investment operations	$0.23	$(0.06)		$0.37	$0.82	$(0.44)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)		$(0.30)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$10.86	$10.92		$11.30	$11.23	$10.72
Total return (%) (r)(s)(t)(x)	2.12	(0.60	)(c)	3.37	7.68	(3.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	(c)	1.63	1.63	1.64
Expenses after expense reductions (f)	1.64	1.63	(c)	1.62	1.63	1.63
Net investment income (loss)	2.85	2.94	(c)	3.09	2.76	3.20
Portfolio turnover	23	28		13	25	25
Net assets at end of period (000 omitted)	$22,932	$25,246		$26,751	$25,092	$24,225

					Year ended
Class I					3/31/18	3/31/17 (i)
Net asset value, beginning of period					$9.67	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)					$0.38	$0.39 (c)
Net realized and unrealized gain (loss)					(0.08)	(0.34)
Total from investment operations					$0.30	$0.05

Less distributions declared to shareholders
From net investment income					$(0.36)	$(0.38)
Net asset value, end of period (x)					$9.61	$9.67
Total return (%) (r)(s)(t)(x)					3.07	0.49 (c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)					0.64	0.64 (c)
Expenses after expense reductions (f)					0.64	0.64 (c)
Net investment income (loss)					3.84	3.97 (c)
Portfolio turnover					23	28
Net assets at end of period (000 omitted)					$57,349	$50,414

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

Class R6	Year ended 3/31/18 (i)
Net asset value, beginning of period	$9.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24
Net realized and unrealized gain (loss)	(0.23)
Total from investment operations	$0.01

Less distributions declared to shareholders
From net investment income	$(0.23)
Net asset value, end of period (x)	$9.61
Total return (%) (r)(s)(t)(x)	0.11	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	(a)
Expenses after expense reductions (f)	0.59	(a)
Net investment income (loss)	3.80	(a)
Portfolio turnover	23
Net assets at end of period (000 omitted)	$1,293
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.59	$12.01		$12.00	$11.58	$12.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.41	(c)	$0.42	$0.42	$0.43
Net realized and unrealized gain (loss)	(0.14)	(0.42)		(0.01)	0.40	(0.76)
Total from investment operations	$0.26	$(0.01)		$0.41	$0.82	$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.41)		$(0.40)	$(0.40)	$(0.41)
From net realized gain	—	—		—	—	(0.06)
Total distributions declared to shareholders	$(0.37)	$(0.41)		$(0.40)	$(0.40)	$(0.47)
Net asset value, end of period (x)	$11.48	$11.59		$12.01	$12.00	$11.58
Total return (%) (r)(s)(t)(x)	2.28	(0.14	)(c)	3.48	7.13	(2.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	(c)	0.87	0.86	0.87
Expenses after expense reductions (f)	0.86	0.86	(c)	0.86	0.85	0.86
Net investment income (loss)	3.39	3.48	(c)	3.52	3.50	3.64
Portfolio turnover	12	22		9	16	17
Net assets at end of period (000 omitted)	$283,545	$263,433		$289,167	$281,268	$278,717

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.58	$11.99		$11.98	$11.56	$12.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.33	$0.33	$0.34
Net realized and unrealized gain (loss)	(0.14)	(0.41)		(0.01)	0.40	(0.77)
Total from investment operations	$0.17	$(0.09)		$0.32	$0.73	$(0.43)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)		$(0.31)	$(0.31)	$(0.32)
From net realized gain	—	—		—	—	(0.06)
Total distributions declared to shareholders	$(0.29)	$(0.32)		$(0.31)	$(0.31)	$(0.38)
Net asset value, end of period (x)	$11.46	$11.58		$11.99	$11.98	$11.56
Total return (%) (r)(s)(t)(x)	1.43	(0.81	)(c)	2.71	6.34	(3.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	(c)	1.62	1.61	1.62
Expenses after expense reductions (f)	1.62	1.61	(c)	1.61	1.61	1.62
Net investment income (loss)	2.65	2.73	(c)	2.78	2.76	2.89
Portfolio turnover	12	22		9	16	17
Net assets at end of period (000 omitted)	$2,288	$3,303		$4,213	$4,738	$5,082

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.59	$12.00		$11.99	$11.57	$12.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.33	$0.33	$0.34
Net realized and unrealized gain (loss)	(0.14)	(0.41)		(0.01)	0.40	(0.76)
Total from investment operations	$0.17	$(0.09)		$0.32	$0.73	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)		$(0.31)	$(0.31)	$(0.32)
From net realized gain	—	—		—	—	(0.06)
Total distributions declared to shareholders	$(0.29)	$(0.32)		$(0.31)	$(0.31)	$(0.38)
Net asset value, end of period (x)	$11.47	$11.59		$12.00	$11.99	$11.57
Total return (%) (r)(s)(t)(x)	1.42	(0.81	)(c)	2.71	6.33	(3.39)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	(c)	1.62	1.61	1.62
Expenses after expense reductions (f)	1.62	1.61	(c)	1.61	1.60	1.62
Net investment income (loss)	2.64	2.73	(c)	2.77	2.75	2.89
Portfolio turnover	12	22		9	16	17
Net assets at end of period (000 omitted)	$53,117	$57,868		$57,161	$56,074	$56,314

					Year ended
Class I					3/31/18	3/31/17 (i)
Net asset value, beginning of period					$9.66	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)					$0.35	$0.37 (c)
Net realized and unrealized gain (loss)					(0.10)	(0.34)
Total from investment operations					$0.25	$0.03

Less distributions declared to shareholders
From net investment income					$(0.34)	$(0.37)
Net asset value, end of period (x)					$9.57	$9.66
Total return (%) (r)(s)(t)(x)					2.54	0.23 (c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)					0.62	0.62 (c)
Expenses after expense reductions (f)					0.61	0.62 (c)
Net investment income (loss)					3.62	3.71 (c)
Portfolio turnover					12	22
Net assets at end of period (000 omitted)					$45,147	$38,561

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

Class R6	Year ended 3/31/18 (i)
Net asset value, beginning of period	$9.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23
Net realized and unrealized gain (loss)	(0.22)
Total from investment operations	$0.01

Less distributions declared to shareholders
From net investment income	$(0.22)
Net asset value, end of period (x)	$9.57
Total return (%) (r)(s)(t)(x)	0.15	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	(a)
Expenses after expense reductions (f)	0.55	(a)
Net investment income (loss)	3.64	(a)
Portfolio turnover	12
Net assets at end of period (000 omitted)	$13,198
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.19	$10.50	$10.44	$9.99	$10.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.38	$0.39	$0.35	$0.39
Net realized and unrealized gain (loss)	(0.07)	(0.32)	0.03	0.45	(0.66)
Total from investment operations	$0.33	$0.06	$0.42	$0.80	$(0.27)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.36)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$10.15	$10.19	$10.50	$10.44	$9.99
Total return (%) (r)(s)(t)(x)	3.29	0.57	4.16	8.10	(2.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.96	0.94	0.95	0.93
Expenses after expense reductions (f)	0.81	0.80	0.79	0.79	0.78
Net investment income (loss)	3.90	3.64	3.73	3.42	3.90
Portfolio turnover	16	15	16	23	21
Net assets at end of period (000 omitted)	$99,319	$98,907	$115,732	$110,378	$110,449

	Year ended
Class B	3/31/18	3/31/17	3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.21	$10.52	$10.47	$10.02	$10.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.30	$0.31	$0.27	$0.31
Net realized and unrealized gain (loss)	(0.05)	(0.32)	0.02	0.45	(0.65)
Total from investment operations	$0.27	$(0.02)	$0.33	$0.72	$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.28)	$(0.27)	$(0.29)
Net asset value, end of period (x)	$10.18	$10.21	$10.52	$10.47	$10.02
Total return (%) (r)(s)(t)(x)	2.62	(0.19)	3.26	7.26	(3.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.71	1.69	1.70	1.68
Expenses after expense reductions (f)	1.56	1.56	1.54	1.55	1.55
Net investment income (loss)	3.15	2.87	2.96	2.65	3.12
Portfolio turnover	16	15	16	23	21
Net assets at end of period (000 omitted)	$3,462	$4,740	$5,647	$6,212	$6,936

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36
Net realized and unrealized gain (loss)	(0.07)	(0.29)
Total from investment operations	$0.32	$0.07

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)
Net asset value, end of period (x)	$9.67	$9.71
Total return (%) (r)(s)(t)(x)	3.37	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.74
Expenses after expense reductions (f)	0.71	0.73
Net investment income (loss)	3.99	3.69
Portfolio turnover	16	15
Net assets at end of period (000 omitted)	$20,579	$19,388

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.84

Income (loss) from investment operations
Net investment income (loss) (d)		$0.26
Net realized and unrealized gain (loss)		(0.18)
Total from investment operations		$0.08

Less distributions declared to shareholders
From net investment income		$(0.25)
Net asset value, end of period (x)		$9.67
Total return (%) (r)(s)(t)(x)		0.78	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.67	(a)
Expenses after expense reductions (f)		0.66	(a)
Net investment income (loss)		4.02	(a)
Portfolio turnover		16
Net assets at end of period (000 omitted)		$1,205
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.91	$12.35		$12.29	$11.78	$12.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	(c)	$0.39	$0.36	$0.43
Net realized and unrealized gain (loss)	(0.09)	(0.46)		0.03	0.51	(0.85)
Total from investment operations	$0.29	$(0.07)		$0.42	$0.87	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)		$(0.36)	$(0.36)	$(0.41)
Net asset value, end of period (x)	$11.83	$11.91		$12.35	$12.29	$11.78
Total return (%) (r)(s)(t)(x)	2.41	(0.56	)(c)	3.52	7.48	(3.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	(c)	0.89	0.90	0.89
Expenses after expense reductions (f)	0.84	0.83	(c)	0.85	0.89	0.89
Net investment income (loss)	3.20	3.19	(c)	3.17	2.97	3.59
Portfolio turnover	15	19		8	22	24
Net assets at end of period (000 omitted)	$159,257	$169,953		$176,282	$170,887	$166,428

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.90	$12.34		$12.28	$11.77	$12.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	(c)	$0.29	$0.27	$0.34
Net realized and unrealized gain (loss)	(0.09)	(0.46)		0.04	0.51	(0.86)
Total from investment operations	$0.20	$(0.16)		$0.33	$0.78	$(0.52)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)		$(0.27)	$(0.27)	$(0.32)
Net asset value, end of period (x)	$11.82	$11.90		$12.34	$12.28	$11.77
Total return (%) (r)(s)(t)(x)	1.64	(1.31	)(c)	2.75	6.69	(4.11)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.65	(c)	1.65	1.65	1.64
Expenses after expense reductions (f)	1.59	1.59	(c)	1.61	1.64	1.64
Net investment income (loss)	2.46	2.44	(c)	2.42	2.22	2.84
Portfolio turnover	15	19		8	22	24
Net assets at end of period (000 omitted)	$2,718	$3,777		$4,238	$4,635	$5,125

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.34	(c)
Net realized and unrealized gain (loss)	(0.08)	(0.36)
Total from investment operations	$0.25	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.58	$9.65
Total return (%) (r)(s)(t)(x)	2.60	(0.21	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.65	(c)
Expenses after expense reductions (f)	0.59	0.59	(c)
Net investment income (loss)	3.44	3.45	(c)
Portfolio turnover	15	19
Net assets at end of period (000 omitted)	$21,954	$12,140

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.23
Net realized and unrealized gain (loss)		(0.22)
Total from investment operations		$0.01

Less distributions declared to shareholders
From net investment income		$(0.22)
Net asset value, end of period (x)		$9.58
Total return (%) (r)(s)(t)(x)		0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.60	(a)
Expenses after expense reductions (f)		0.52	(a)
Net investment income (loss)		3.53	(a)
Portfolio turnover		15
Net assets at end of period (000 omitted)		$2,605
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.36	$10.70		$10.67	$10.27	$10.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	(c)	$0.34	$0.33	$0.35
Net realized and unrealized gain (loss)	(0.15)	(0.36)		0.01	0.38	(0.70)
Total from investment operations	$0.20	$0.00	(w)	$0.35	$0.71	$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)		$(0.32)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$10.23	$10.36		$10.70	$10.67	$10.27
Total return (%) (r)(s)(t)(x)	1.92	(0.01	)(c)	3.32	7.01	(3.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.96	(c)	0.95	0.94	0.94
Expenses after expense reductions (f)	0.88	0.87	(c)	0.90	0.94	0.94
Net investment income (loss)	3.32	3.42	(c)	3.17	3.12	3.42
Portfolio turnover	18	11		14	18	26
Net assets at end of period (000 omitted)	$84,131	$90,616		$105,722	$102,473	$104,102

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$10.35	$10.69		$10.66	$10.26	$10.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	(c)	$0.26	$0.25	$0.28
Net realized and unrealized gain (loss)	(0.15)	(0.36)		0.01	0.38	(0.71)
Total from investment operations	$0.12	$(0.08)		$0.27	$0.63	$(0.43)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)		$(0.24)	$(0.23)	$(0.26)
Net asset value, end of period (x)	$10.22	$10.35		$10.69	$10.66	$10.26
Total return (%) (r)(s)(t)(x)	1.16	(0.76	)(c)	2.56	6.21	(3.88)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.71	(c)	1.70	1.69	1.69
Expenses after expense reductions (f)	1.63	1.62	(c)	1.65	1.69	1.69
Net investment income (loss)	2.57	2.67	(c)	2.42	2.37	2.68
Portfolio turnover	18	11		14	18	26
Net assets at end of period (000 omitted)	$1,230	$1,418		$1,827	$1,902	$1,893

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.68	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	(c)
Net realized and unrealized gain (loss)	(0.14)	(0.34)
Total from investment operations	$0.21	$0.02

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)
Net asset value, end of period (x)	$9.56	$9.68
Total return (%) (r)(s)(t)(x)	2.18	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.74	(c)
Expenses after expense reductions (f)	0.63	0.62	(c)
Net investment income (loss)	3.56	3.68	(c)
Portfolio turnover	18	11
Net assets at end of period (000 omitted)	$17,243	$18,416

		Year ended
Class R6		3/31/18 (i)
Net asset value, beginning of period		$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.23
Net realized and unrealized gain (loss)		(0.25)
Total from investment operations		$(0.02)

Less distributions declared to shareholders
From net investment income		$(0.22)
Net asset value, end of period (x)		$9.55
Total return (%) (r)(s)(t)(x)		(0.19	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.69	(a)
Expenses after expense reductions (f)		0.55	(a)
Net investment income (loss)		3.65	(a)
Portfolio turnover		18
Net assets at end of period (000 omitted)		$3,024
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.10	$11.51		$11.44	$11.05	$11.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.41	(c)	$0.40	$0.39	$0.40
Net realized and unrealized gain (loss)	(0.14)	(0.42)		0.04	0.37	(0.64)
Total from investment operations	$0.24	$(0.01)		$0.44	$0.76	$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.40)		$(0.37)	$(0.37)	$(0.40)
Net asset value, end of period (x)	$10.98	$11.10		$11.51	$11.44	$11.05
Total return (%) (r)(s)(t)(x)	2.13	(0.11	)(c)	3.95	6.97	(2.02)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	(c)	0.89	0.88	0.89
Expenses after expense reductions (f)	0.83	0.83	(c)	0.84	0.88	0.88
Net investment income (loss)	3.36	3.60	(c)	3.52	3.48	3.65
Portfolio turnover	15	13		9	20	24
Net assets at end of period (000 omitted)	$221,291	$228,297		$251,733	$255,205	$257,695

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	0.81	(c)	0.83	0.86	0.87

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.10	$11.50		$11.44	$11.05	$11.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	(c)	$0.31	$0.31	$0.32
Net realized and unrealized gain (loss)	(0.14)	(0.41)		0.04	0.37	(0.64)
Total from investment operations	$0.15	$(0.09)		$0.35	$0.68	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)		$(0.29)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$10.98	$11.10		$11.50	$11.44	$11.05
Total return (%) (r)(s)(t)(x)	1.37	(0.77	)(c)	3.09	6.18	(2.67)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.66	(c)	1.65	1.63	1.64
Expenses after expense reductions (f)	1.59	1.58	(c)	1.60	1.63	1.64
Net investment income (loss)	2.61	2.82	(c)	2.76	2.73	2.90
Portfolio turnover	15	13		9	20	24
Net assets at end of period (000 omitted)	$914	$1,118		$1,501	$1,921	$2,212

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	(c)	1.58	1.62	1.63

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.10	$11.51		$11.44	$11.05	$11.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	(c)	$0.31	$0.31	$0.32
Net realized and unrealized gain (loss)	(0.14)	(0.42)		0.05	0.37	(0.64)
Total from investment operations	$0.15	$(0.10)		$0.36	$0.68	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)		$(0.29)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$10.98	$11.10		$11.51	$11.44	$11.05
Total return (%) (r)(s)(t)(x)	1.36	(0.86	)(c)	3.18	6.17	(2.67)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.66	(c)	1.65	1.63	1.64
Expenses after expense reductions (f)	1.59	1.58	(c)	1.59	1.63	1.64
Net investment income (loss)	2.61	2.85	(c)	2.77	2.73	2.90
Portfolio turnover	15	13		9	20	24
Net assets at end of period (000 omitted)	$24,116	$26,034		$24,861	$25,108	$25,163

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	(c)	1.58	1.62	1.63

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.38	(c)
Net realized and unrealized gain (loss)	(0.12)	(0.36)
Total from investment operations	$0.23	$0.02

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.37)
Net asset value, end of period (x)	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	2.42	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	(c)
Expenses after expense reductions (f)	0.59	0.58	(c)
Net investment income (loss)	3.60	3.83	(c)
Portfolio turnover	15	13
Net assets at end of period (000 omitted)	$43,832	$39,856

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.56	0.56	(c)

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/18 (i)
Net asset value, beginning of period	$9.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23
Net realized and unrealized gain (loss)	(0.22)
Total from investment operations	$0.01

Less distributions declared to shareholders
From net investment income	$(0.23)
Net asset value, end of period (x)	$9.55
Total return (%) (r)(s)(t)(x)	0.05	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	(a)
Expenses after expense reductions (f)	0.51	(a)
Net investment income (loss)	3.61	(a)
Portfolio turnover	15
Net assets at end of period (000 omitted)	$6,196

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	(a)
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.01	$11.37		$11.36	$10.93	$11.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.38	(c)	$0.38	$0.38	$0.39
Net realized and unrealized gain (loss)	(0.13)	(0.38)		(0.02)	0.40	(0.69)
Total from investment operations	$0.24	$0.00	(w)	$0.36	$0.78	$(0.30)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)		$(0.35)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$10.89	$11.01		$11.37	$11.36	$10.93
Total return (%) (r)(s)(t)(x)	2.15	0.02	(c)	3.23	7.18	(2.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.95	(c)	0.94	0.93	0.93
Expenses after expense reductions (f)	0.86	0.86	(c)	0.88	0.90	0.90
Net investment income (loss)	3.34	3.38	(c)	3.34	3.34	3.58
Portfolio turnover	11	18		9	22	17
Net assets at end of period (000 omitted)	$101,013	$111,179		$121,455	$121,680	$119,721

	Year ended
Class B	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$11.00	$11.37		$11.35	$10.93	$11.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	(c)	$0.29	$0.29	$0.31
Net realized and unrealized gain (loss)	(0.14)	(0.39)		(0.01)	0.39	(0.68)
Total from investment operations	$0.15	$(0.09)		$0.28	$0.68	$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)		$(0.26)	$(0.26)	$(0.29)
Net asset value, end of period (x)	$10.88	$11.00		$11.37	$11.35	$10.93
Total return (%) (r)(s)(t)(x)	1.38	(0.81	)(c)	2.56	6.29	(3.18)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.70	(c)	1.69	1.68	1.68
Expenses after expense reductions (f)	1.62	1.62	(c)	1.63	1.65	1.65
Net investment income (loss)	2.58	2.63	(c)	2.59	2.59	2.83
Portfolio turnover	11	18		9	22	17
Net assets at end of period (000 omitted)	$613	$866		$1,062	$1,209	$1,291

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/18	3/31/17 (i)
Net asset value, beginning of period	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.35	(c)
Net realized and unrealized gain (loss)	(0.12)	(0.31)
Total from investment operations	$0.23	$0.04

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)
Net asset value, end of period (x)	$9.58	$9.69
Total return (%) (r)(s)(t)(x)	2.33	0.37	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	(c)
Expenses after expense reductions (f)	0.62	0.61	(c)
Net investment income (loss)	3.58	3.63	(c)
Portfolio turnover	11	18
Net assets at end of period (000 omitted)	$7,038	$4,820

	Year ended
Class R6	3/31/18 (i)
Net asset value, beginning of period	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24
Net realized and unrealized gain (loss)	(0.22)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.23)
Net asset value, end of period (x)	$9.58
Total return (%) (r)(s)(t)(x)	0.18	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	(a)
Expenses after expense reductions (f)	0.54	(a)
Net investment income (loss)	3.67	(a)
Portfolio turnover	11
Net assets at end of period (000 omitted)	$130
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified) which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Many municipal instruments are supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on each fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2018 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Financial Instruments
Municipal Bonds	$—	$88,783,743	$—	$88,783,743
Mutual Funds	179,635	—	—	179,635
Total	$179,635	$88,783,743	$—	$88,963,378

New York Fund
Financial Instruments
Municipal Bonds	$—	$226,601,285	$—	$226,601,285
Mutual Funds	420,700	—	—	420,700
Total	$420,700	$226,601,285	$—	$227,021,985

North Carolina Fund
Financial Instruments
Municipal Bonds	$—	$388,718,025	$—	$388,718,025
Mutual Funds	5,282,358	—	—	5,282,358
Total	$5,282,358	$388,718,025	$—	$394,000,383

Pennsylvania Fund
Financial Instruments
Municipal Bonds	$—	$124,961,783	$—	$124,961,783
Mutual Funds	148,980	—	—	148,980
Total	$148,980	$124,961,783	$—	$125,110,763

South Carolina Fund
Financial Instruments
Municipal Bonds	$—	$180,504,029	$—	$180,504,029
Mutual Funds	3,567,792	—	—	3,567,792
Total	$3,567,792	$180,504,029	$—	$184,071,821

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Tennessee Fund
Financial Instruments
Municipal Bonds	$—	$104,099,584	$—	$104,099,584
Mutual Funds	314,746	—	—	314,746
Total	$314,746	$104,099,584	$—	$104,414,330

Virginia Fund
Financial Instruments
Municipal Bonds	$—	$294,662,447	$—	$294,662,447
Mutual Funds	2,016,404	—	—	2,016,404
Total	$2,016,404	$294,662,447	$—	$296,678,851

West Virginia Fund
Financial Instruments
Municipal Bonds	$—	$105,218,266	$—	$105,218,266
Mutual Funds	158,202	—	—	158,202
Total	$158,202	$105,218,266	$—	$105,376,468

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. At March 31, 2018, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2018 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
New York Fund	Interest Rate	$111,794
Pennsylvania Fund	Interest Rate	63,882
South Carolina Fund	Interest Rate	99,816

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin

Notes to Financial Statements – continued

for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – Certain funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the Virginia Fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the Virginia Fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the Virginia Fund. Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2018, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,008,745 and the weighted average interest rate on the floating rate certificates issued by the trust was 1.61%. For the year ended March 31, 2018, the average payable to the holders of the floating rate certificates from trust assets was $5,009,485 at a weighted average interest rate of 1.05%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2018, interest expense and fees related to self-deposited inverse floaters amounted to $82,634 and are included in “Interest expense and fees” in the Statements of Operations.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2018, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and secured borrowings, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/18	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$186,742	$360,000	$410,990	$15,000	$80,000	$14,600	$154,131	$64,099
Tax-exempt income	2,718,721	7,046,413	11,394,596	4,528,541	5,665,985	3,514,123	9,366,693	3,618,158
Total distributions	$2,905,463	$7,406,413	$11,805,586	$4,543,541	$5,745,985	$3,528,723	$9,520,824	$3,682,257

Year ended 3/31/17	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$5,440	$274,121	$—	$114,944	$114,332	$183,288	$934,637	$103,712
Tax-exempt income	3,088,095	6,968,139	11,962,987	4,290,001	5,591,389	3,432,363	9,194,581	3,802,450
Total distributions	$3,093,535	$7,242,260	$11,962,987	$4,404,945	$5,705,721	$3,615,651	$10,129,218	$3,906,162

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/18	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$85,939,349	$219,529,192	$381,807,616	$119,895,052
Gross appreciation	3,554,506	8,898,669	14,637,945	5,554,668
Gross depreciation	(530,477)	(1,405,876)	(2,445,178)	(338,957)
Net unrealized appreciation (depreciation)	$3,024,029	$7,492,793	$12,192,767	$5,215,711
Undistributed ordinary income	28,290	101,953	43,839	38,118
Undistributed tax-exempt income	274,809	512,905	1,079,264	345,461
Capital loss carryforwards	(2,921,070)	(4,892,246)	(11,691,090)	(4,047,654)
Other temporary differences	(242,195)	(623,820)	(1,030,191)	(373,857)

As of 3/31/18	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$179,074,191	$101,614,748	$284,248,383	$101,642,791
Gross appreciation	6,293,021	3,658,641	10,804,615	4,107,449
Gross depreciation	(1,295,391)	(859,059)	(3,382,892)	(373,772)
Net unrealized appreciation (depreciation)	$4,997,630	$2,799,582	$7,421,723	$3,733,677
Undistributed ordinary income	31,004	—	147,719	33,726
Undistributed tax-exempt income	443,756	764,666	543,754	255,196
Capital loss carryforwards	(6,986,252)	(3,540,729)	(9,113,766)	(4,686,274)
Other temporary differences	(491,315)	(288,863)	(784,013)	(299,953)

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2018, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:				New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
3/31/19				$(1,676,455)	$(847,239)	$(825,001)	$(57,345)	$(203,621)

Post-enactment losses which are characterized as follows:	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(998,015)	$(3,215,791)	$(9,680,308)	$(2,738,626)	$(3,766,162)	$(2,118,137)	$(4,036,901)	$(1,567,234)
Long-Term	(1,923,055)	—	(2,010,782)	(461,789)	(2,395,089)	(1,365,247)	(4,873,244)	(3,119,040)
Total	$(2,921,070)	$(3,215,791)	$(11,691,090)	$(3,200,415)	$(6,161,251)	$(3,483,384)	$(8,910,145)	$(4,686,274)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17
Class A	$2,701,194	$2,975,457	$4,604,891	$4,717,298	$8,722,679	$9,413,602	$3,632,060	$3,928,284
Class B	28,419	35,832	119,810	157,879	69,607	101,361	122,444	147,142
Class C	—	—	660,221	759,066	1,386,624	1,582,402	—	—
Class I	172,289	82,246	2,013,979	1,608,017	1,558,284	865,622	781,408	329,519
Class R6	3,561	—	7,512	—	68,392	—	7,629	—
Total	$2,905,463	$3,093,535	$7,406,413	$7,242,260	$11,805,586	$11,962,987	$4,543,541	$4,404,945

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17	Year Ended 3/31/18 (i)	Year Ended 3/31/17
Class A	$5,172,009	$5,357,928	$2,820,780	$3,330,694	$7,354,843	$8,628,553	$3,458,353	$3,789,506
Class B	73,347	94,751	32,250	38,675	25,360	33,286	17,407	24,539
Class C	—	—	—	—	626,501	731,059	—	—
Class I	486,289	253,042	658,941	246,282	1,483,943	736,320	204,899	92,117
Class R6	14,340	—	16,752	—	30,177	—	1,598	—
Total	$5,745,985	$5,705,721	$3,528,723	$3,615,651	$9,520,824	$10,129,218	$3,682,257	$3,906,162

(i)	For the period from the inception of Class R6, August 1, 2017, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2018, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$7,575	$18,383	$31,515	$10,434	$15,616	$9,169	$25,022	$9,472

Notes to Financial Statements – continued

The management fee incurred for the year ended March 31, 2018 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.84%	0.88%	0.81%	0.87%
Class B	1.65%	1.68%	1.59%	1.63%	1.56%	1.62%
Class C	1.65%	1.68%	N/A	N/A	1.56%	N/A
Class I	0.65%	0.68%	0.59%	0.63%	0.56%	0.62%
Class R6	0.60%	0.61%	0.53%	0.56%	0.49%	0.55%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2018. For the year ended March 31, 2018, the New York Fund and the North Carolina Fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of each fund’s expenses related to each agreement. For the year ended March 31, 2018, these reductions amounted to the following for the South Carolina Fund, the Tennessee Fund, the Virginia Fund, and the West Virginia Fund and are included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$107,617	$98,354	$217,749	$108,261

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2018, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$6,098	$11,003	$27,786	$8,480	$15,809	$4,728	$14,009	$3,596

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$211,442
New York Fund	—	0.25%	0.25%	0.24%	339,438
North Carolina Fund	—	0.25%	0.25%	0.24%	679,920
Pennsylvania Fund	—	0.25%	0.25%	0.10%	250,011
South Carolina Fund	—	0.25%	0.25%	0.25%	423,593
Tennessee Fund	—	0.25%	0.25%	0.25%	222,801
Virginia Fund	—	0.25%	0.25%	0.25%	575,144
West Virginia Fund	—	0.25%	0.25%	0.24%	268,358

	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.76%	$11,226
New York Fund	0.75%	0.25%	1.00%	1.00%	44,885
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	28,244
Pennsylvania Fund	0.75%	0.25%	1.00%	0.85%	42,537
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	31,824
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	13,340
Virginia Fund	0.75%	0.25%	1.00%	1.00%	10,362
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	7,067
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$248,635
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	564,708
Virginia Fund	0.75%	0.25%	1.00%	1.00%	256,517

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$222,668	$632,958	$1,272,872	$292,548	$455,417	$236,141	$842,023	$275,425

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2018, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$3,999	$8,295	$21,698	$457	$7,134	$596	$10,847	$12,462
Class B	—	—	—	—	—	—	2	—
Class C	N/A	—	—	N/A	N/A	N/A	31	N/A

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the year ended March 31, 2018, this reduction amounted to $126,866 and is included in the reduction of total expenses in the Statements of Operations. Prior to July 28, 2017, the service fee rate attributable to Class B shares within the first year of purchase was 0.25% and the service fee rate attributable to all other Class B shares was reduced by MFD to 0.00% under a written agreement that terminated on July 27, 2017. For the period April 1, 2017 through July 27, 2017, this reduction amounted to $857 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 through March 31, 2018, this reduction amounted to $1,865 and is included in the reduction of total expenses in the Statements of Operations.

Notes to Financial Statements – continued

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2018. For the year ended March 31, 2018, this reduction amounted to $150,007 and is included in the reduction of total expenses in the Statements of Operations. Prior to July 28, 2017, the service fee rate attributable to Class B shares within the first year of purchase was 0.25% and the service fee rate attributable to all other Class B shares was reduced by MFD to 0.10% under a written agreement that terminated on July 27, 2017. For the period April 1, 2017 through July 27, 2017, this reduction amounted to $2,112 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 through March 31, 2018, this reduction amounted to $4,171 and is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2018, were as follows:

CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$1,908	$1,789	$3,299	$12,600	$196	$344	$2,474	$—
Class B	191	8,822	405	4,544	2,949	472	122	95
Class C	N/A	2,691	4,467	N/A	N/A	N/A	2,782	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2018, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$4,665	$20,368	$24,961	$15,846	$11,095	$5,713	$28,752	$6,702
Percentage of average daily net assets	0.0051%	0.0092%	0.0066%	0.0126%	0.0059%	0.0052%	0.0096%	0.0059%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$58,697	$132,300	$300,912	$88,534	$132,807	$89,827	$241,765	$98,036

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2018 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0262%	0.0200%	0.0181%	0.0233%	0.0208%	0.0244%	0.0188%	0.0241%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2018 and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$416	$386	$785	$418	$759	$389	$781	$759

Notes to Financial Statements – continued

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$1,438	$1,854	$3,871	$1,431	$3,917	$1,844	$3,896	$3,916

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2018, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$157	$362	$649	$219	$329	$198	$529	$195

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On June 29, 2016, MFS redeemed the following fund shares:

Fund	Class	Shares	Amount
Mississippi Fund	Class I	5,026	$51,164
New York Fund	Class I	5,030	51,305
North Carolina Fund	Class I	5,030	51,100
Pennsylvania Fund	Class I	5,028	51,290
South Carolina Fund	Class I	5,029	51,097
Tennessee Fund	Class I	5,025	51,104
Virginia Fund	Class I	5,029	50,944
West Virginia Fund	Class I	5,028	51,034

On July 31, 2017, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Mississippi Fund	Class R6	5,123	$50,000
New York Fund	Class R6	5,086	50,000
North Carolina Fund	Class R6	5,112	50,000
Pennsylvania Fund	Class R6	5,081	50,000
South Carolina Fund	Class R6	5,107	50,000
Tennessee Fund	Class R6	5,107	50,000
Virginia Fund	Class R6	5,118	50,000
West Virginia Fund	Class R6	5,107	50,000

(4)	Portfolio Securities

For the year ended March 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$11,301,349	$75,962,869	$82,020,686	$24,259,590	$29,280,944	$19,398,103	$51,401,351	$12,477,743
Sales	$9,690,649	$50,066,804	$44,076,765	$19,132,679	$27,724,191	$21,627,141	$45,620,862	$19,957,340

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	990,031	$9,596,384	1,085,024	$10,826,689	3,443,760	$38,075,332	1,967,807	$22,056,725
Class B	301	2,921	8,160	81,593	24,373	267,901	82,722	931,113
Class C	—	—	—	—	332,532	3,673,972	378,091	4,243,820
Class I	457,460	4,414,130	581,401	5,720,536	1,129,281	11,030,973	5,159,854	51,728,489
Class R6	58,753	560,540	—	—	136,803	1,315,766	—	—
	1,506,545	$14,573,975	1,674,585	$16,628,818	5,066,749	$54,363,944	7,588,474	$78,960,147

Shares issued to shareholders in reinvestment of distributions
Class A	252,117	$2,442,005	271,167	$2,679,924	356,873	$3,933,915	363,206	$4,061,469
Class B	2,266	21,986	2,927	28,994	9,124	100,371	10,977	122,361
Class C	—	—	—	—	52,587	579,440	57,694	644,233
Class I	16,410	158,597	7,669	74,873	198,129	1,931,750	157,201	1,550,896
Class R6	373	3,561	—	—	781	7,512	—	—
	271,166	$2,626,149	281,763	$2,783,791	617,494	$6,552,988	589,078	$6,378,959

Shares reacquired
Class A	(1,338,356)	$(12,958,713)	(1,384,755)	$(13,626,498)	(2,006,737)	$(22,113,967)	(5,924,837)	$(66,844,223)
Class B	(19,280)	(186,907)	(35,939)	(357,700)	(127,971)	(1,411,716)	(110,540)	(1,215,390)
Class C	—	—	—	—	(585,288)	(6,459,190)	(491,013)	(5,450,340)
Class I	(269,189)	(2,593,493)	(111,253)	(1,085,628)	(576,585)	(5,616,522)	(106,937)	(1,049,252)
Class R6	(263)	(2,497)	—	—	(2,997)	(28,752)	—	—
	(1,627,088)	$(15,741,610)	(1,531,947)	$(15,069,826)	(3,299,578)	$(35,630,147)	(6,633,327)	$(74,559,205)

Net change
Class A	(96,208)	$(920,324)	(28,564)	$(119,885)	1,793,896	$19,895,280	(3,593,824)	$(40,726,029)
Class B	(16,713)	(162,000)	(24,852)	(247,113)	(94,474)	(1,043,444)	(16,841)	(161,916)
Class C	—	—	—	—	(200,169)	(2,205,778)	(55,228)	(562,287)
Class I	204,681	1,979,234	477,817	4,709,781	750,825	7,346,201	5,210,118	52,230,133
Class R6	58,863	561,604	—	—	134,587	1,294,526	—	—
	150,623	$1,458,514	424,401	$4,342,783	2,384,665	$25,286,785	1,544,225	$10,779,901

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,358,088	$62,303,446	4,858,461	$57,348,503	1,426,322	$14,661,913	1,343,807	$14,147,968
Class B	15,431	179,851	8,649	103,869	10,972	113,144	21,401	225,940
Class C	508,892	5,933,896	904,341	10,813,359	—	—	—	—
Class I	2,844,852	27,587,886	4,834,513	47,940,476	791,763	7,756,643	2,203,484	21,889,000
Class R6	1,417,034	13,576,860	—	—	126,332	1,221,209	—	—
	10,144,297	$109,581,939	10,605,964	$116,206,207	2,355,389	$23,752,909	3,568,692	$36,262,908

Notes to Financial Statements – continued

	North Carolina Fund – continued				Pennsylvania Fund – continued
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	684,091	$7,963,645	709,191	$8,405,319	325,157	$3,337,460	339,417	$3,535,683
Class B	5,596	65,111	8,008	94,876	11,393	117,313	13,387	139,812
Class C	106,761	1,242,401	117,285	1,388,668	—	—	—	—
Class I	133,865	1,299,057	63,552	623,628	41,804	408,636	12,050	118,421
Class R6	6,841	65,458	—	—	789	7,629	—	—
	937,154	$10,635,672	898,036	$10,512,491	379,143	$3,871,038	364,854	$3,793,916

Shares reacquired
Class A	(4,057,055)	$(47,192,906)	(6,931,282)	$(81,940,794)	(1,675,613)	$(17,205,519)	(2,997,552)	$(31,284,889)
Class B	(106,650)	(1,241,913)	(82,761)	(981,468)	(146,276)	(1,505,168)	(107,247)	(1,120,356)
Class C	(978,730)	(11,390,292)	(791,322)	(9,305,161)	—	—	—	—
Class I	(2,249,465)	(21,664,895)	(913,106)	(8,904,171)	(703,150)	(6,856,951)	(222,823)	(2,172,663)
Class R6	(44,265)	(423,688)	—	—	(2,522)	(24,325)	—	—
	(7,436,165)	$(81,913,694)	(8,718,471)	$(101,131,594)	(2,527,561)	$(25,591,963)	(3,327,622)	$(34,577,908)

Net change
Class A	1,985,124	$23,074,185	(1,363,630)	$(16,186,972)	75,866	$793,854	(1,314,328)	$(13,601,238)
Class B	(85,623)	(996,951)	(66,104)	(782,723)	(123,911)	(1,274,711)	(72,459)	(754,604)
Class C	(363,077)	(4,213,995)	230,304	2,896,866	—	—	—	—
Class I	729,252	7,222,048	3,984,959	39,659,933	130,417	1,308,328	1,992,711	19,834,758
Class R6	1,379,610	13,218,630	—	—	124,599	1,204,513	—	—
	3,645,286	$38,303,917	2,785,529	$25,587,104	206,971	$2,031,984	605,924	$5,478,916

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,687,411	$20,222,014	2,501,488	$30,630,100	778,024	$8,080,159	1,401,369	$14,955,824
Class B	1,548	18,678	12,664	156,008	—	—	14,740	156,603
Class I	1,615,093	15,584,049	1,485,702	14,746,524	819,303	7,948,520	2,186,586	21,426,741
Class R6	305,463	2,927,300	—	—	322,448	3,080,602	—	—
	3,609,515	$38,752,041	3,999,854	$45,532,632	1,919,775	$19,109,281	3,602,695	$36,539,168

Shares issued to shareholders in reinvestment of distributions
Class A	408,148	$4,895,416	415,489	$5,061,717	249,842	$2,596,143	287,331	$3,041,715
Class B	6,035	72,371	7,643	93,084	2,904	30,150	3,305	34,969
Class I	44,376	430,445	21,134	207,008	63,497	616,648	21,662	211,634
Class R6	1,496	14,340	—	—	1,751	16,728	—	—
	460,055	$5,412,572	444,266	$5,361,809	317,994	$3,259,669	312,298	$3,288,318

Shares reacquired
Class A	(2,900,164)	$(34,684,810)	(2,925,645)	$(35,597,847)	(1,554,847)	$(16,123,989)	(2,816,347)	$(29,585,664)
Class B	(94,983)	(1,140,163)	(46,414)	(564,714)	(19,647)	(203,940)	(51,883)	(552,064)
Class I	(626,416)	(6,047,182)	(253,851)	(2,467,376)	(982,404)	(9,491,960)	(310,021)	(3,004,101)
Class R6	(35,136)	(336,227)	—	—	(7,689)	(73,379)	—	—
	(3,656,699)	$(42,208,382)	(3,225,910)	$(38,629,937)	(2,564,587)	$(25,893,268)	(3,178,251)	$(33,141,829)

Notes to Financial Statements – continued

	South Carolina Fund – continued				Tennessee Fund – continued
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	(804,605)	$(9,567,380)	(8,668)	$93,970	(526,981)	$(5,447,691)	(1,127,647)	$(11,588,125)
Class B	(87,400)	(1,049,114)	(26,107)	(315,622)	(16,743)	(173,786)	(33,838)	(360,492)
Class I	1,033,053	9,967,312	1,252,985	12,486,156	(99,604)	(926,792)	1,898,227	18,634,274
Class R6	271,823	2,605,413	—	—	316,510	3,023,951	—	—
	412,871	$1,956,231	1,218,210	$12,264,504	(326,818)	$(3,524,318)	736,742	$6,685,657

	Virginia Fund				West Virginia Fund
	Year ended 3/31/18 (i)		Year ended 3/31/17		Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,534,439	$28,253,355	3,308,481	$37,593,529	232,888	$2,567,141	729,612	$8,262,139
Class B	7,233	80,962	25,137	280,480	51	563	3,174	36,329
Class C	321,400	3,582,768	587,293	6,700,182	—	—	—	—
Class I	2,142,468	20,691,262	4,640,046	45,611,599	465,463	4,528,274	567,647	5,622,032
Class R6	657,186	6,276,018	—	—	13,408	129,428	—	—
	5,662,726	$58,884,365	8,560,957	$90,185,790	711,810	$7,225,406	1,300,433	$13,920,500

Shares issued to shareholders in reinvestment of distributions
Class A	587,507	$6,546,750	675,903	$7,665,189	298,719	$3,296,888	319,784	$3,590,548
Class B	2,131	23,743	2,746	31,156	1,534	16,935	2,030	22,801
Class C	51,724	576,263	58,415	661,614	—	—	—	—
Class I	135,096	1,308,073	59,300	579,519	20,216	196,229	8,620	84,092
Class R6	3,165	30,177	—	—	165	1,598	—	—
	779,623	$8,485,006	796,364	$8,937,478	320,634	$3,511,650	330,434	$3,697,441

Shares reacquired
Class A	(3,539,345)	$(39,352,273)	(5,290,727)	$(59,746,453)	(1,354,129)	$(14,968,332)	(1,631,640)	$(18,371,852)
Class B	(26,914)	(301,559)	(57,524)	(657,781)	(23,882)	(264,329)	(20,026)	(223,805)
Class C	(522,719)	(5,808,479)	(460,549)	(5,168,312)	—	—	—	—
Class I	(1,816,962)	(17,466,213)	(573,961)	(5,572,632)	(248,699)	(2,423,274)	(83,854)	(821,273)
Class R6	(11,899)	(113,463)	—	—	(24)	(225)	—	—
	(5,917,839)	$(63,041,987)	(6,382,761)	$(71,145,178)	(1,626,734)	$(17,656,160)	(1,735,520)	$(19,416,930)

Net change
Class A	(417,399)	$(4,552,168)	(1,306,343)	$(14,487,735)	(822,522)	$(9,104,303)	(582,244)	$(6,519,165)
Class B	(17,550)	(196,854)	(29,641)	(346,145)	(22,297)	(246,831)	(14,822)	(164,675)
Class C	(149,595)	(1,649,448)	185,159	2,193,484	—	—	—	—
Class I	460,602	4,533,122	4,125,385	40,618,486	236,980	2,301,229	492,413	4,884,851
Class R6	648,452	6,192,732	—	—	13,549	130,801	—	—
	524,510	$4,327,384	2,974,560	$27,978,090	(594,290)	$(6,919,104)	(104,653)	$(1,798,989)

(i)	For the period from the inception of Class R6, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2018, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$588	$1,324	$2,372	$759	$1,234	$686	$1,905	$716
Interest Expense	—	—	—	—	—	—	—	—

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2018, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	285,770	18,266,973	(18,373,090)	179,653
New York Fund	3,286,666	75,654,830	(78,520,754)	420,742
North Carolina Fund	944,479	85,522,797	(81,184,390)	5,282,886
Pennsylvania Fund	1,490,362	26,070,348	(27,411,715)	148,995
South Carolina Fund	1,954,066	40,777,794	(39,163,711)	3,568,149
Tennessee Fund	917,216	28,245,183	(28,847,622)	314,777
Virginia Fund	1,876,760	66,639,689	(66,499,844)	2,016,605
West Virginia Fund	1,154,661	18,776,879	(19,773,322)	158,218

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$(340)	$7	$—	$11,771	$179,635
New York Fund	(968)	69	—	54,804	420,700
North Carolina Fund	(1,049)	489	—	62,390	5,282,358
Pennsylvania Fund	(513)	36	—	14,931	148,980
South Carolina Fund	(63)	401	—	28,159	3,567,792
Tennessee Fund	(45)	32	—	15,554	314,746
Virginia Fund	(159)	358	—	41,105	2,016,404
West Virginia Fund	(263)	8	—	8,823	158,202

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	93.57%
New York Fund	95.14%
North Carolina Fund	96.52%
Pennsylvania Fund	99.67%
South Carolina Fund	98.61%
Tennessee Fund	99.59%
Virginia Fund	98.38%
West Virginia Fund	98.26%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

March 31, 2018

MFS® Municipal Income Fund

LMB-ANN

MFS® Municipal Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months,

against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains robust, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized rise in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	15.7%
General Obligations – General Purpose	9.7%
Universities – Colleges	7.4%
General Obligations – Schools	6.1%
Healthcare Revenue – Long Term Care	5.4%
State & Local Agencies	5.2%
Transportation – Special Tax	5.1%
Water & Sewer Utility Revenue	4.5%
Sales & Excise Tax Revenue	4.2%
Airport Revenue	3.9%

Composition including fixed income credit quality (a)(i)
AAA	3.8%
AA	26.5%
A	30.1%
BBB	22.0%
BB	6.0%
B	1.5%
CCC	0.3%
CC	0.2%
C	1.8%
D	1.1%
Not Rated	7.1%
Cash & Cash Equivalents	0.1%
Other	(0.5)%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	15.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of March 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2018, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 3.35%, at net asset value. This compares with a return of 2.66% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the reporting period. The increase in volatility dented what had been high levels of investor confidence, leading to a correction in what had been elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, though developed markets showed signs of a modest slowdown in the expansion’s pace in early 2018.

During the period, the US Federal Reserve (“Fed”) raised rates by 75 basis points, bringing the total number of hikes to six since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remains above potential, though inflation remains contained, particularly outside the US. In the middle of the period, the European Central Bank announced that it was extending its asset purchase program until the end of September 2018, but cut its pace of asset purchases in half as economic conditions improved. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the period, the BOE for the first time in a decade. The European political backdrop became a bit less volatile late in the period, with populist parties gaining an increased share of the vote, but thus far falling short of majorities in eurozone member states.

Bond yields rose in most developed economies during the period, but they remain low by historic standards. Credit spreads remain relatively tight, but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks weighed on the strong global trade volumes seen during the period’s second half. The US announced broad-based tariffs on imports of steel and aluminum during the period, though some nations have been exempted, and later targeted China for tariffs, in retaliation for what it believes is abuse of intellectual property rights. Growing fears of wider trade skirmishes have added to volatility. Concerns that US technology giants have been careless with private user data are contributing to the volatility as well.

10-Year US Treasury yields were largely range-bound during the first half of the reporting period before spiking higher during the latter half of the reporting period, with most of the rise occurring during the first quarter of 2018. The surge in yields was primarily due to the passage of the Tax Cuts and Jobs Act, which cut individual and corporate tax rates, as well as a larger-than-expected fiscal spending package. This led investors to increase expectations for better economic growth and a potential increase in inflationary pressures, pushing bond yields higher. Yields moderated, however, towards the end of the reporting period due to increased equity market volatility and concerns about escalating trade wars.

4

Management Review – continued

The Fed, continuing its efforts to normalize monetary policy, raised the Federal Funds rate three times during the reporting period, including one rate increase under new Federal Reserve Chairman Jerome Powell, who replaced Janet Yellen in February 2018. Generally, markets viewed the transition to the new Fed chairman without much concern – having served as a Fed governor since 2012, Powell is a known quantity among investors.

Another major event that occurred during the period was Hurricane Maria making landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, declined in the weeks following the Hurricane, but have since recovered somewhat.

For the reporting period, the municipal market largely took its cue from the direction of US Treasury rates. Yields were largely range-bound early in the period, and then accelerated higher towards the end of the reporting period, pushed higher by the same factors impacting US Treasury yields – optimism over stronger US growth in the wake of the tax reform and increased fiscal spending. Yields moderated in the last six weeks of the reporting period amid an increase in equity market volatility and concerns about the impact of a trade war on the global economy.

Against this backdrop, the municipal yield curve flattened, with yields on shorter-dated municipal bonds rising more than yields on longer-dated bonds. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds, and lower-quality bonds outperforming higher-quality.

The US economic backdrop appears supportive of municipal bond fundamentals; valuations appear tight within the context of longer-term municipal performance, but on a tax-adjusted basis, municipal bonds offer satisfactory relative value compared with broader fixed income markets.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s asset allocation decisions were a primary factor that supported performance. From a credit rating perspective, the fund’s out-of-benchmark positions in non-rated (r) and “BB”-rated securities, as well as an overweight position in “BBB”-rated bonds, aided relative returns as these quality segments performed well over the period. From a sector perspective, the fund’s overweight positions in both health care and industrial bonds, as well as an underweight position in general obligation bonds issued by the states, also contributed to relative results.

The fund’s yield curve (y) positioning, particularly the combination of a lesser exposure to shorter maturity bonds a greater exposure to longer maturity securities, benefited relative returns as the yield curve generally flattened over the period, with rates at the beginning of the yield curve rising faster than those at the long end.

5

Management Review – continued

Security selection also helped performance relative to the benchmark. Notably, strong bond selection within the health care, education, state and local sectors aided relative returns.

In contrast, the fund’s out-of-benchmark position in “D”-rated Ambac-insured bonds from Puerto Rico weakened relative performance as the US territory works through bankruptcy proceedings.

Respectfully,

Portfolio Manager(s)

Jason Kosty and Geoffrey Schechter

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 3/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	3.35%	2.86%	4.70%	N/A
B	12/29/86	2.58%	2.11%	3.93%	N/A
C	1/03/94	2.58%	2.08%	3.91%	N/A
I	8/01/11	3.73%	3.14%	N/A	4.71%
R6	8/01/17	N/A	N/A	N/A	0.75%
A1	6/25/07	3.61%	3.11%	4.97%	N/A
B1	6/25/07	2.83%	2.35%	4.18%	N/A
Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		2.66%	2.73%	4.40%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.04)%	1.97%	4.24%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.41)%	1.75%	3.93%	N/A
C With CDSC (1% for 12 months) (v)		1.58%	2.08%	3.91%	N/A
A1 With Initial Sales Charge (4.25%)		(0.79)%	2.22%	4.52%	N/A
B1 With CDSC (Declining over six years from 4% to 0%) (v)		(1.16)%	2.00%	4.18%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2017 through March 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2017 through March 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Expenses Paid During Period (p) 10/01/17-3/31/18
A	Actual	0.74%	$1,000.00	$997.33	$3.68
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$994.81	$7.41
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$993.68	$7.41
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$999.68	$2.44
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.41%	$1,000.00	$1,000.08	$2.04
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
A1	Actual	0.49%	$1,000.00	$999.75	$2.44
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
B1	Actual	1.24%	$1,000.00	$996.05	$6.17
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

3/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.1%
Issuer	Shares/Par	Value ($)
Alabama - 1.4%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	$930,000	$1,022,368
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	6,570,000	7,045,668
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 2.051% (67% of LIBOR-1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	20,175,000	20,175,000
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	3,550,000	3,634,596
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	874,223
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	859,336
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	987,373
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	985,328
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	1,748,061
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	310,000	333,408
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	455,000	500,291
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2030	3,130,000	3,632,584
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/2034	3,565,000	3,850,663

		$45,648,899
Arizona - 1.5%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	$370,000	$416,446
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	990,000	1,103,008
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,235,000	1,362,094
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037	1,000,000	1,039,790
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047	750,000	781,515

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	$95,000	$98,263
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	160,000	164,400
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	425,000	433,483
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2037	1,000,000	1,123,430
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2047	2,350,000	2,614,445
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2052	1,870,000	2,064,929
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	165,000	170,668
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	165,000	169,538
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	95,000	96,896
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2034	7,000,000	8,017,310
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	1,710,000	1,797,603
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	470,000	484,650
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	140,000	144,364
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	570,000	583,520
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	340,000	347,854
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	764,302
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	560,000	600,454
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	943,393
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	840,000	866,183
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	925,000	946,358
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	610,000	626,543

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	$690,000	$678,008
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	635,000	635,286
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	550,000	541,976
Salt River, AZ, Agricultural Improvement & Power District, “A” , 5%, 1/01/2038	8,000,000	9,255,600
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2037	4,265,000	5,016,408
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2037	4,000,000	4,740,280

		$48,628,997
Arkansas - 0.2%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	$1,665,000	$1,872,575
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	435,000	475,960
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	4,995,000	1,452,046
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,520,000	1,668,550

		$5,469,131
California - 10.2%
Alameda, CA, Corridor Transportation Authority Senior Lien Rev., “A”, AGM, 5%, 10/01/2028	$985,000	$1,113,927
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2025	3,960,000	4,690,818
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2026	4,145,000	4,963,057
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	1,550,000	1,683,564
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	7,840,000	10,271,654
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036 (Prerefunded 10/01/2021)	450,000	514,971
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036	475,000	541,505

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 10/01/2038 (Prerefunded 10/01/2018)	$4,610,000	$4,696,898
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,580,000	2,714,624
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046	2,530,000	2,841,038
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031	5,000,000	5,557,500
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	843,103
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	1,185,000	1,664,143
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028 (Prerefunded 10/01/2018)	1,785,000	1,823,021
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	1,500,000	1,706,880
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,750,000	1,922,673
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,510,000	1,666,617
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	4,890,000	5,330,002
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	235,000	255,255
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	850,000	933,802
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 1.55%, 11/01/2042 (Put Date 4/16/2018)	5,000,000	4,999,050
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	260,000	288,756
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	510,000	560,873
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	510,000	554,630
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030 (Prerefunded 10/01/2019)	2,950,000	3,132,340
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	9,180,000	10,241,116
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	10,413,372
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	560,000	595,258

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	$585,000	$620,469
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	505,000	561,151
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,340,000	1,444,440
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	126,224	1
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 3%, 11/01/2022	1,690,000	1,685,674
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	3,930,000	3,935,109
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 5%, 11/01/2032	485,000	533,388
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 5%, 11/01/2041	955,000	1,033,501
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,050,000	1,110,102
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	855,000	910,772
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	110,000	117,162
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	212,230
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	703,908
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,475,000	2,649,735
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	4,640,000	4,903,830
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	990,000	1,059,726
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	1,655,000	1,663,689
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	5,025,000	5,194,342

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	$1,840,000	$1,923,978
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,495,000	3,017,179
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,015,000	2,585,379
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	2,785,000	1,656,100
Foothill-De Anza, CA, Community College District, Capital Appreciation, NATL, 0%, 8/01/2034	21,410,000	12,307,110
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,408,780
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	3,415,000	3,432,075
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AGM, 5%, 6/01/2040	9,765,000	10,861,707
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/2023	995,000	1,000,194
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	9,645,000	2,193,562
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	2,620,000	2,845,608
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	640,000	673,715
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	533,294
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	535,109
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	820,000	904,698
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	2,990,000	3,188,416
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	465,000	536,833
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	825,000	947,067
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	1,030,000	1,179,535
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	1,770,000	2,081,414
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,605,000	4,128,374
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2038	4,040,000	4,627,537

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	$6,435,000	$7,346,904
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	2,580,000	2,738,102
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	825,000	857,530
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	3,595,000	3,892,199
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	580,000	388,368
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2041	6,500,000	7,138,235
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2046	2,000,000	2,186,040
Mt. San Antonio, CA, Community College District, Convertible Capital Appreciation, 0% to 8/01/2023, 5.875% to 8/01/2028	1,860,000	1,789,208
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2024	2,900,000	2,476,571
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	1,930,000	1,464,638
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	3,915,000	2,693,129
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,335,000	2,874,712
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,836,898
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	2,210,000	2,384,435
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	10,815,000	11,777,859
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	2,015,000	1,832,622
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/2039 (Prerefunded 6/01/2023)	4,655,000	5,395,704
Sacramento County, CA, Airport System Rev., “A”, 5%, 7/01/2041	10,000,000	11,380,300
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2041	6,000,000	6,781,560
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028 (Prerefunded 8/15/2021)	835,000	919,878
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028	2,435,000	2,683,346
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2040	9,315,000	9,889,177
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	562,635

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	$1,500,000	$1,681,620
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	6,631,980
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	340,000	379,950
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	8,248,802
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	1,115,000	1,267,264
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/2026	5,100,000	4,110,804
State of California, 5%, 4/01/2024	4,365,000	4,840,523
State of California, 5.25%, 10/01/2028	2,965,000	3,301,409
State of California, 5%, 8/01/2029	5,000,000	5,893,200
State of California, 6.5%, 4/01/2033	4,000,000	4,193,400
State of California, 5%, 9/01/2034	9,000,000	10,459,800
State of California, 6%, 11/01/2039	3,000,000	3,199,950
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	2,075,000	2,329,208
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/2041 (Prerefunded 1/01/2021)	915,000	1,028,835
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,440,000	2,376,937
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,005,000	759,695

		$331,420,767
Colorado - 4.0%
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation , 5%, 12/01/2034	$2,535,000	$2,929,547
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation , 5%, 12/01/2035	5,000,000	5,769,950
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/2040	1,815,000	1,818,067
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	215,339
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	740,000	795,618
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	647,205
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	545,000	588,257
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	537,951

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	$495,000	$533,135
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	700,000	764,701
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/2031	1,725,000	1,926,308
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,114,595
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,061,981
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 7%, 11/15/2038 (Prerefunded 11/15/2018)	4,330,000	4,470,898
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	305,000	338,398
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	365,000	402,719
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	385,000	421,425
Colorado Health Facilities Authority Rev. (Adventist System/Sunbelt Obligated Group), “A”, 5%, 11/15/2041	10,000,000	11,201,500
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	1,985,000	2,169,446
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	1,195,000	1,337,838
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	5,055,527
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2039	360,000	376,492
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2048	2,420,000	2,520,648
Colorado High Performance Transportation Enterprise Rev. (C-470 Express Lanes), 5%, 12/31/2056	1,900,000	2,057,928
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	4,840,000	4,894,111
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	6,150,000	6,761,556
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	5,000,000	5,398,550
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2036	2,755,000	3,180,207

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2040	$10,000,000	$11,469,900
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	3,000,000	3,498,090
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2041	1,500,000	1,714,110
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028	1,930,000	2,134,657
Denver, CO, City & County School District No. 1, 5%, 12/01/2024	10,000,000	11,102,400
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	1,145,000	1,237,894
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	965,000	1,080,723
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,635,000	1,795,017
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,300,460
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2041	1,465,000	1,624,993
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2030	1,470,000	1,672,287
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2031	1,660,000	1,883,054
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2032	1,755,000	1,986,572
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2033	1,760,000	1,985,139
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2034	1,445,000	1,625,206
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2035	1,630,000	1,828,061
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2045	5,280,000	5,875,478
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	1,215,000	1,517,681
University of Colorado, Enterprise Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	4,220,000	4,631,703

		$130,253,322
Connecticut - 1.5%
Connecticut Health & Educational Facilities Authority Rev. (Church Home of Hartford, Inc. Project), “B-2”, 2.875%, 9/01/2020	$270,000	$270,219
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2025	2,990,000	3,358,009

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2037	$1,270,000	$1,375,054
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	4,230,000	4,542,766
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	1,785,000	1,844,708
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	2,920,000	3,007,250
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	1,910,000	1,972,935
Hartford County Metropolitan District, CT, “C”, AGM, 5%, 11/01/2028	4,290,000	5,001,625
Hartford County Metropolitan District, CT, “C”, AGM, 5%, 11/01/2029	2,375,000	2,755,214
Hartford County Metropolitan District, CT, “C”, AGM, 5%, 11/01/2030	2,355,000	2,722,333
Hartford County Metropolitan District, CT, “C”, AGM, 5%, 11/01/2031	2,015,000	2,321,038
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	4,655,000	4,924,850
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	4,984,288
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	4,595,000	4,975,926
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	4,615,000	4,995,922

		$49,052,137
Delaware - 0.0%
Delaware Economic Development Authority (Newark Charter School, Inc.), 5%, 9/01/2036	$235,000	$254,421
Delaware Economic Development Authority (Newark Charter School, Inc.), 5%, 9/01/2046	475,000	508,625

		$763,046
District of Columbia - 0.9%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,355,000	$2,596,764
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	630,000	689,063
District of Columbia Rev. (Georgetown University), 5%, 4/01/2035	3,000,000	3,421,680
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2033 (Prerefunded 7/01/2023)	560,000	665,146

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	$1,450,000	$1,722,252
District of Columbia Rev. (Methodist Home of the District of
Columbia Issue), 4.5%, 1/01/2025	210,000	206,749
District of Columbia Rev. (Methodist Home of the District of
Columbia Issue), “A”, 5.125%, 1/01/2035	240,000	231,739
District of Columbia Rev. (Methodist Home of the District of
Columbia Issue), “A”, 5.25%, 1/01/2039	150,000	145,020
District of Columbia Student Dormitory Rev. (Provident Group -
Howard Properties LLC), 5%, 10/01/2030	3,235,000	3,309,405
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,080,000	4,138,956
District of Columbia University Rev. (Georgetown University), Convertible Capital Appreciation, BHAC, 0% to 4/01/2018, 5% to 4/01/2040	11,570,000	12,328,529

		$29,455,303
Florida - 2.9%
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	$20,000	$22,425
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,099,915
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	485,000	512,150
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,490,494
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	805,000	808,341
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	100,000	100,142
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	100,000	100,332
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	625,000	627,413
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	3,220,000	3,350,152
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,850,000	6,339,060
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	100,000	100,162
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 7.75%, 5/15/2035	835,000	923,644

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/2044	$1,265,000	$1,421,430
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	180,000	180,999
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	245,000	245,549
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	1,350,000	1,512,621
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,583,328
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/2023 (Prerefunded 6/01/2019)	250,000	262,160
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,425,000	2,545,741
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,130,000	5,339,099
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	305,000	302,225
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	785,000	778,061
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/2046	1,560,000	1,625,083
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “B”, 3%, 7/01/2045	2,475,000	2,514,154
Florida Municipal Power Agency Rev., 5%, 10/01/2031 (Prerefunded 10/01/2018)	850,000	864,561
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/2031 (Prerefunded 10/01/2019)	400,000	427,052
Florida Municipal Power Agency Rev., Unrefunded Balance, 5%, 10/01/2031	150,000	152,277
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030 (Prerefunded 7/01/2018)	2,685,000	2,742,459
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	300,000	304,512
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/2019	435,000	451,495
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tampa Electric Co.), “A”, 5.65%, 5/15/2018	500,000	502,235

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	$1,345,000	$1,317,427
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,144,793
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	305,000	308,941
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	125,000	127,506
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	200,000	201,242
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	605,000	640,834
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038 (Prerefunded 5/01/2018)	210,000	210,840
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038	260,000	260,125
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/2020	1,030,000	1,030,196
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 5%, 11/15/2039	2,000,000	2,129,540
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/2035	5,885,000	6,275,411
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6.125%, 8/01/2042 (Prerefunded 8/01/2020)	1,645,000	1,802,081
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6.125%, 8/01/2042	595,000	643,171
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 5/01/2033	500,000	501,345
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,000,000	1,078,480
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	8,117,229
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/2022	35,000	32,337
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	296,038
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	142,044
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	230,000	242,001
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	5,785,000	6,175,487
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2035	1,115,000	1,271,513

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2036	$1,010,000	$1,149,097
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2037	845,000	959,151
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2038	980,000	1,110,663
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	500,017
Palm Beach County, FL, Solid Waste Authority Improvement Rev., BHAC, 5%, 10/01/2027 (Prerefunded 10/01/2019)	295,000	309,529
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/2023	45,000	45,974
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/2032	330,000	330,832
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2037	660,000	721,123
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2042	780,000	850,106
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,195,000	1,298,487
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	2,195,000	2,374,375
South Broward, FL, Hospital District Rev., 5%, 5/01/2036 (Prerefunded 5/01/2018)	500,000	501,365
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,025,000	1,060,117
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	150,000	140,996
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	6,795,000	7,440,933
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	52,264	33,449
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	273,682
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	225,000	247,824
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	485,000	528,034
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,579,286

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	$45,000	$45,212
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/2017 (d)	3,815	3,624

		$95,681,728
Georgia - 2.6%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$965,000	$1,061,703
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	965,000	1,058,817
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,563,051
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	881,880
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,770,000	2,954,150
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,295,000	1,460,954
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	704,776
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,223,266
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	4,850,000	5,195,174
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	5,865,716
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,569,971
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	4,817,779
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	3,910,000	4,304,832
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc.), “A”, 5%, 7/01/2046	9,100,000	10,069,787
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2026	3,680,000	3,979,442
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2027	2,285,000	2,469,651
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2047	3,685,000	3,890,365
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	1,360,000	1,412,142
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	4,545,000	4,998,546
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	1,001,629
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,093,063

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	$3,065,000	$3,405,675
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	130,000	131,466
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2042	4,000,000	4,440,920
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2045	5,000,000	5,539,150
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	4,215,000	4,864,363
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2030 (Prerefunded 6/15/2018)	540,000	545,810
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2039 (Prerefunded 6/15/2018)	645,000	651,940
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	590,000	627,365
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	405,000	424,132
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., ETM, 6.25%, 7/01/2018	705,000	712,974
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	2,055,000	2,058,555

		$85,979,044
Guam - 0.1%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$545,000	$567,438
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	910,000	984,583
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	130,000	137,517
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	398,867

		$2,088,405
Hawaii - 1.0%
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.65%, 1/01/2029	$7,795,000	$7,810,746
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.75%, 1/01/2033	9,390,000	9,409,907
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	330,000	364,884

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	$1,100,000	$1,224,476
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	3,655,000	3,850,433
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	1,380,000	1,526,956
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	850,000	943,704
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2022)	3,695,000	4,102,780
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,517,062
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	1,007,556

		$31,758,504
Illinois - 11.8%
Chicago, IL, “A”, 5.25%, 1/01/2028	$345,000	$366,190
Chicago, IL, “A”, 5%, 1/01/2036	1,110,000	1,135,486
Chicago, IL, “A”, AGM, 5%, 1/01/2027	200,000	201,354
Chicago, IL, “A”, AGM, 5%, 1/01/2028	7,700,000	8,045,114
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	245,000	245,804
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	505,000	506,601
Chicago, IL, “A”, AGM, 5%, 1/01/2037	3,295,000	3,317,307
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	1,490,000	1,023,600
Chicago, IL, “C”, NATL, 5%, 1/01/2028	165,000	165,218
Chicago, IL, “C”, NATL, 5%, 1/01/2029	3,025,000	3,028,993
Chicago, IL, “D”, 5.5%, 1/01/2033	935,000	997,767
Chicago, IL, (Modern Schools Across Chicago Program), “A”, AMBAC, 5%, 12/01/2024	2,165,000	2,172,188
Chicago, IL, (Modern Schools Across Chicago Program), “D”, AMBAC, 5%, 12/01/2022	2,710,000	2,719,024
Chicago, IL, (Modern Schools Across Chicago Program), “G”, AMBAC, 5%, 12/01/2023	575,000	576,938
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AMBAC, 5%, 12/01/2020	1,635,000	1,640,494
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AMBAC, 5%, 12/01/2021	1,030,000	1,033,461
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	6,805,000	7,400,846
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,405,000	1,165,504
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,205,000	954,468
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	9,895,000	6,144,201

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	$3,290,000	$1,935,869
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	1,335,000	744,129
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2019	825,000	783,899
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	645,000	535,053
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	14,590,000	11,556,593
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	3,405,000	2,333,651
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	3,895,000	2,418,561
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	2,470,000	2,495,540
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	3,955,000	3,995,855
Chicago, IL, Board of Education, “C”, AGM, 5%, 12/01/2032	8,315,000	8,503,917
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	5,855,000	6,006,235
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	270,000	294,489
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	1,785,000	1,917,340
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	1,620,000	1,735,052
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	14,285,000	16,725,592
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A-3”, 2.41% (MUNIPSA + 0.83%), 3/01/2036 (Put Date 6/04/2018)	12,270,000	12,257,116
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	1,205,000	1,207,663
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	1,205,000	1,191,950
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	1,175,000	1,133,323
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	9,690,000	6,975,250
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	1,820,000	1,250,304
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	3,755,000	4,212,997
Chicago, IL, General Obligation, “A”, AGM, 5.25%, 1/01/2031	1,000,000	1,100,130
Chicago, IL, General Obligation, “A”, AMBAC, 5.5%, 12/01/2019	350,000	363,482

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	$9,145,000	$10,061,055
Chicago, IL, Midway Airport Rev., Second Lien, “A”, BAM, 5%, 1/01/2031	1,525,000	1,685,613
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	829,453
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	1,850,000	2,036,499
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	3,110,000	3,395,964
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,049,819
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	521,907
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,117,840
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,086,201
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	5,520,000	6,078,072
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	1,605,000	1,746,978
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	1,755,000	1,902,297
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	655,000	708,546
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040	4,685,000	5,057,832
Cook County, IL, Community College District 508 (City Colleges), BAM, 5%, 12/01/2047	9,665,000	10,489,135
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2032	245,000	276,316
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	140,000	156,293
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	640,000	675,328
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	585,000	612,372
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,310,000	2,523,444
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,315,000	2,521,706
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,180,000	2,266,132

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	$1,500,000	$1,576,605
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/2028 (Prerefunded 10/01/2018)	2,990,000	3,050,727
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	9,235,000	9,999,196
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	2,975,000	3,146,896
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,445,000	2,589,622
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.515% (70% of LIBOR 1-Mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	885,000	889,319
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,650,000	3,945,394
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	1,035,000	1,154,097
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	1,535,000	1,699,291
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	7,036,236
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	6,460,000	6,774,731
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	510,000	551,417
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	745,000	800,085
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	615,000	661,463
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	795,000	851,866
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,602,690
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,455,000	2,627,194
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “A”, 5%, 3/01/2047	10,000,000	10,860,200
Illinois Finance Authority Rev., Friendship Village of Schaumburg, 5%, 2/15/2037	9,810,000	9,609,974
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	490,000	527,152

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	$980,000	$1,044,043
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	490,000	520,076
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	2,730,000	3,108,515
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,588,563
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	4,455,000	4,943,223
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	10,615,000	11,940,389
Illinois Sports Facilities Authority, AMBAC, 5.5%, 6/15/2030	1,250,000	1,252,038
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	1,730,000	1,884,489
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	5,607,400
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 4%, 12/01/2018	785,000	795,142
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 4%, 12/01/2020	1,315,000	1,368,889
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 5%, 12/01/2028	765,000	845,822
Madison County, IL, Edwardsville Community Unit School District #007, BAM, 5%, 12/01/2029	785,000	865,714
Metropolitan Pier & Exposition Authority Rev. (McCormick Place), “A”, BAM, 5%, 6/15/2042	4,550,000	4,812,353
Metropolitan Pier & Exposition Authority Rev. (McCormick Place), “A”, Capital Appreciation, AGM, 0%, 6/15/2026	2,400,000	1,741,464
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), NATL, 5.5%, 6/15/2029	5,430,000	6,047,825
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, 0%, 6/15/2018	15,000	14,915
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, ETM, NATL, 0%, 6/15/2018	495,000	493,371
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,690,000	1,827,549
State of Illinois, 5%, 11/01/2027	7,130,000	7,415,913
State of Illinois, 5%, 1/01/2028	425,000	433,980
State of Illinois, 5%, 5/01/2028	870,000	888,696
State of Illinois, 5.25%, 7/01/2028	2,530,000	2,615,210
State of Illinois, 5%, 11/01/2028	2,005,000	2,074,173

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, 5%, 2/01/2029	$2,180,000	$2,248,932
State of Illinois, 4.125%, 11/01/2031	1,720,000	1,601,836
State of Illinois, 4.5%, 11/01/2039	1,895,000	1,751,871
State of Illinois, AGM, 5%, 4/01/2024	5,000,000	5,465,500
State of Illinois, AGM, 5%, 2/01/2027	1,465,000	1,613,126
State of Illinois, NATL, 5%, 4/01/2021	3,855,000	3,863,095
State of Illinois, NATL, 6%, 11/01/2026	4,615,000	5,216,334
State of Illinois, “A”, 5%, 11/01/2018	16,185,000	16,412,561
State of Illinois, “A”, 5%, 12/01/2020	2,975,000	3,107,328
State of Illinois, “B”, 5%, 12/01/2020	1,645,000	1,718,170
State of Illinois, “B”, 5.25%, 6/15/2034 (Prerefunded 6/15/2019)	1,275,000	1,329,124
State of Illinois, “D”, 5%, 11/01/2028	6,655,000	6,906,093
State of Illinois, “P“, ETM, 6.5%, 6/15/2022	3,120,000	3,327,792

		$385,959,019
Indiana - 1.2%
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), 1.65%, 12/01/2037 (Put Date 6/01/2018)	$1,570,000	$1,568,964
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), ”A“, FLR, 1.65%, 5/01/2034	5,990,000	5,986,046
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	3,370,000	3,630,973
Indiana Finance Authority Hospital Rev. (Deaconess Hospital, Inc.), ”A“, 6.75%, 3/01/2039 (Prerefunded 3/01/2019)	3,000,000	3,134,370
Indiana Finance Authority Rev. (BHI Senior Living), ”A“, 6%, 11/15/2041	2,840,000	3,242,598
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2030	530,000	575,023
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2039	1,340,000	1,424,326
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2035	2,190,000	2,364,543
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	1,595,000	1,707,065
Indiana Finance Authority Rev. (State Revolving Fund Program), ”A“, 5%, 2/01/2029	4,000,000	4,441,520
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), ”A“, 5%, 4/01/2042	1,170,000	1,210,611
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), ”A“, 6.625%, 1/01/2039 (Prerefunded 1/01/2019)	4,715,000	4,884,080
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,282,990

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
University of Southern Indiana Rev. (Student Fee), ”J“, ASSD GTY, 5.75%, 10/01/2028 (Prerefunded 10/01/2019)	$1,875,000	$1,986,581
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	387,790
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	755,000	891,376

		$38,718,856
Iowa - 0.7%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2030	$1,200,000	$1,328,868
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2031	2,230,000	2,461,898
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2032	1,085,000	1,194,769
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), ”A“, 5.25%, 2/15/2044	3,000,000	3,259,500
Iowa Student Loan Liquidity Corp. Rev., ”A-1“, 4.625%, 12/01/2019	1,220,000	1,243,009
Iowa Student Loan Liquidity Corp. Rev., ”A-1“, 4.875%, 12/01/2020	220,000	225,003
Iowa Student Loan Liquidity Corp. Rev., ”A-2“, 5.5%, 12/01/2025	1,000,000	1,048,640
Iowa Student Loan Liquidity Corp. Rev., ”A-2“, 5.6%, 12/01/2026	990,000	1,039,015
Iowa Student Loan Liquidity Corp. Rev., ”A-2“, 5.7%, 12/01/2027	80,000	83,541
Iowa Student Loan Liquidity Corp. Rev., ”A-2“, 5.75%, 12/01/2028	1,690,000	1,764,766
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, ”B“, 5.6%, 6/01/2034	3,070,000	3,098,520
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, ”C“, 5.625%, 6/01/2046	5,920,000	5,947,646

		$22,695,175
Kansas - 0.3%
Coffeyville, KS, Electric Utility System Rev., ”B“, NATL, 5%, 6/01/2038	$3,800,000	$4,108,104
Coffeyville, KS, Electric Utility System Rev., ”B“, NATL, 5%, 6/01/2042	1,500,000	1,617,705
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,295,000	1,385,029
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	680,000	720,637
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	935,000	931,802
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	1,515,000	1,517,439

		$10,280,716

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - 1.7%
Kentucky Economic Development Finance Authority Hospital
Facilities Rev. (Baptist Healthcare System), ”B, 5%, 8/15/2041	$4,235,000	$4,600,862
Kentucky Economic Development Finance Authority Hospital
Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	590,000	646,310
Kentucky Economic Development Finance Authority Hospital
Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	2,685,000	2,903,827
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), “A”, 5.375%, 8/15/2024 (Prerefunded 8/15/2018)	1,160,000	1,175,962
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), “A”, 5.625%, 8/15/2027 (Prerefunded 8/15/2018)	385,000	390,648
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	2,530,000	2,740,496
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,655,000	1,769,013
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,290,000	1,412,602
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,070,000	2,202,852
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6%, 6/01/2030 (Prerefunded 6/01/2020)	2,695,000	2,928,387
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	5,500,000	6,019,750
Kentucky Economic Development Finance Authority Hospital Unrefunded Rev. (Baptist Healthcare System Obligated Group), “A”, 5.375%, 8/15/2024	1,145,000	1,158,248
Kentucky Economic Development Finance Authority Hospital Unrefunded Rev. (Baptist Healthcare System Obligated Group), “A”, 5.625%, 8/15/2027	385,000	390,016
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	3,390,000	3,733,509
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,895,000	2,063,806
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 2.5%, 5/15/2022	9,480,000	9,480,189
Kentucky Economic Development Finance Authority Solid Waste Refunding Rev. (Republic Services, Inc.), “A”, 1.65%, 4/01/2031 (Put Date 6/01/2018)	3,310,000	3,310,000

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/2032	$2,000,000	$2,223,460
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/2039 (Prerefunded 11/01/2019)	3,000,000	3,207,690
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,670,000	1,752,348

		$54,109,975
Louisiana - 1.2%
Jefferson Parish, LA, Hospital Service District No. 1 Hospital Rev. (West Jefferson Medical Center), AGM, 5.25%, 1/01/2028 (Prerefunded 1/01/2020)	$1,980,000	$2,139,786
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	3,355,000	3,453,570
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,638,962
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	3,615,000	3,696,916
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	580,000	639,868
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	2,240,000	2,487,251
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	1,400,000	1,541,526
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	6,000,000	6,638,220
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	2,745,000	2,880,438
Louisiana Public Facilities Authority Rev., (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	5,465,000	4,571,800
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2023	1,325,000	1,499,344
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2024	1,270,000	1,431,087
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2025	1,000,000	1,124,220
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/2030	1,810,000	1,865,802
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	800,000	881,120

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	$2,000,000	$2,125,960

		$38,615,870
Maine - 0.1%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025)	$415,000	$414,743
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	570,000	618,735
Maine Housing Authority Mortgage, “C-1”, 3.5%, 11/15/2044	3,680,000	3,756,176

		$4,789,654
Maryland - 1.6%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	$1,805,000	$2,011,257
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,605,000	1,777,570
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,575,000	2,841,075
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	1,565,000	1,676,538
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038 (Prerefunded 9/01/2018)	1,285,000	1,313,283
Baltimore, MD, Subordinate Project Rev. (Mayor and City Council of Baltimore Water Projects), “A”, 5%, 7/01/2041	5,000,000	5,665,200
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034	150,000	151,250
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039	155,000	157,000
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	1,105,000	1,120,304
Maryland Community Development Administration, Department of Housing & Community Development, “C”, 4%, 9/01/2044	3,845,000	3,984,227
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	3,385,000	3,392,041
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	180,000	205,567
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	125,000	142,173
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	225,000	252,821
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	795,000	856,016

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	$695,000	$787,935
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	5,090,000	5,826,116
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,510,000	1,600,162
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,225,000	2,480,652
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,745,000	1,921,140
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	1,090,000	1,196,449
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	4,845,000	5,282,552
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	185,000	203,398
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	315,000	343,993
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	330,000	358,954
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “C-3”, 2.5%, 11/01/2024	3,370,000	3,375,662
State of Maryland, “B”, 4%, 8/01/2027	2,570,000	2,750,028

		$51,673,363
Massachusetts - 6.4%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/2023	$2,645,000	$3,021,040
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2047	9,645,000	11,088,085
Commonwealth of Massachusetts Transportation Fund Rev., “A”, 5%, 6/01/2041	3,310,000	3,846,452
Commonwealth of Massachusetts Transportation Fund Rev., “A”, 5%, 6/01/2043	5,980,000	6,938,295
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 8/01/2030	5,000,000	6,323,850
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “H”, 5%, 12/01/2026	10,000,000	11,952,900
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “J”, 5%, 12/01/2036	19,615,000	22,700,243

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Bay Transportation Authority Rev., “A”, 7%, 3/01/2021	$2,995,000	$3,279,525
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034 (Prerefunded 7/01/2018)	580,000	585,226
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034 (Prerefunded 7/01/2018)	1,420,000	1,432,965
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	9,445,000	10,973,862
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,395,000	2,680,029
Massachusetts Development Finance Agency Lease Rev. (University of Massachusetts at Dartmouth, College of Visual & Performing Arts Project), 6%, 8/01/2021	1,000,000	1,068,370
Massachusetts Development Finance Agency Refunding Rev., Newbridge on The Charles, Inc., 5%, 10/01/2037	110,000	118,169
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,729,924
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,578,621
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	986,854
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	250,000	279,305
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5%, 1/01/2047	5,500,000	6,016,780
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	1,000,000	1,139,780
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	460,000	499,105
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2057	950,000	999,875
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	275,000	333,212
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	435,000	531,505
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2031 (Prerefunded 7/01/2021)	1,430,000	1,567,852
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2031	1,350,000	1,465,047
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2036 (Prerefunded 7/01/2021)	1,670,000	1,830,988
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “S-4”, 5%, 7/01/2033	7,500,000	8,662,950

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “S-4”, 5%, 7/01/2034	$5,000,000	$5,757,150
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	45,000	46,203
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	185,000	205,700
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	420,000	484,940
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	605,000	678,653
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	710,000	793,460
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	415,000	462,049
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,440,000	1,591,286
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,300,000	1,427,244
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	1,145,000	1,254,393
Massachusetts Development Finance Agency Rev., Newbridge On The Charles, Inc., 5%, 10/01/2047	290,000	308,711
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	2,380,000	2,381,737
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	1,150,000	1,150,690
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	670,000	698,850
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	1,040,000	1,075,069
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	705,000	726,228
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	1,035,000	1,042,680
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	225,000	236,362
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2021	1,255,000	1,353,367
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	1,190,000	1,227,104
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,235,000	1,275,644

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	$14,070,000	$13,679,839
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,765,000	1,716,056
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/2029	3,175,000	3,383,185
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	11,415,000	11,383,038
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	2,600,000	2,745,964
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev., Unrefunded Balance, (Suffolk University), 6.25%, 7/01/2030	1,455,000	1,524,680
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2037	470,000	509,127
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	465,000	501,437
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	1,925,000	1,951,565
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2026	12,500,000	13,943,750
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	4,215,000	5,290,584
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/2019	1,475,000	1,510,710
University of Massachusetts Building Authority Rev., “2017-3”, 5%, 11/01/2036	8,895,000	10,406,616

		$208,354,880
Michigan - 2.2%
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2019	$1,730,000	$1,793,422
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2020	1,725,000	1,835,624
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	5,920,000	6,375,840
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	295,000	313,098
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	410,000	433,850
Great Lakes Water Authority, Michigan Water Supply System Rev., “B”, BAM, 5%, 7/01/2046	5,745,000	6,449,050
Great Lakes Water Authority, Michigan Water Supply System Rev., “D”, 5%, 7/01/2036	3,155,000	3,479,334

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Great Lakes Water Authority, Michigan Water Supply System Rev., “D”, AGM, 5%, 7/01/2034	$3,710,000	$4,207,659
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	685,000	704,646
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	860,000	902,630
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	1,000,000	1,161,730
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	2,000,000	2,316,520
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	800,000	884,240
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	1,790,000	1,966,422
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,155,000	1,269,611
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	580,000	639,676
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	450,000	489,717
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-2”, 5%, 7/01/2034	800,000	878,848
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	485,000	530,299
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	240,000	266,417
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	570,000	631,714
Michigan Finance Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2034	3,235,000	3,724,197

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2035	$3,775,000	$4,325,584
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/2035	3,195,000	3,486,735
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	7,165,000	7,618,545
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	1,680,000	1,767,444
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	985,000	1,059,574
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	2,325,000	2,388,240
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	1,000,000	1,100,870
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	610,000	673,452
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	470,000	512,126
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,020,000	1,108,261
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, AGM, 5%, 12/01/2040	7,105,000	7,931,738

		$73,227,113
Minnesota - 0.5%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2041	$2,500,000	$2,869,525
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2046	3,000,000	3,431,040
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,420,000	1,478,433
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/2039 (Prerefunded 7/01/2019)	6,445,000	6,767,314
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	240,000	246,451
University of Minnesota, “A”, 5%, 12/01/2025	710,000	786,936

		$15,579,699
Mississippi - 1.0%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$2,500,000	$2,621,000
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	1,625,000	1,706,478
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	1,750,000	2,004,257

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	$495,000	$601,346
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	2,455,000	2,940,427
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,445,000	1,580,411
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	3,560,000	3,933,693
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,250,000	1,447,450
State of Mississippi, “B”, 5%, 12/01/2025	585,000	689,949
State of Mississippi, “B”, 5%, 12/01/2032	2,500,000	2,922,400
State of Mississippi, “B”, 5%, 12/01/2033	2,500,000	2,914,025
State of Mississippi, “B”, 5%, 12/01/2034	5,000,000	5,815,550
University of Southern Mississippi, Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.25%, 9/01/2032 (Prerefunded 9/01/2019)	1,665,000	1,748,483
University of Southern Mississippi, Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.375%, 9/01/2036 (Prerefunded 9/01/2019)	610,000	641,641
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	1,080,000	1,236,362

		$32,803,472
Missouri - 0.4%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$625,000	$641,981
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,410,000	1,450,495
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 4.375%, 2/01/2031	105,000	105,536
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040	160,000	163,291
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050	275,000	278,605
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	730,000	798,416
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	2,615,000	2,900,898

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	$430,000	$469,500
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2044	1,035,000	1,110,514
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	1,125,000	1,170,315
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,140,000	1,186,455
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	140,000	145,676
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	95,000	97,466
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	260,000	266,963
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	230,000	232,939
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	735,000	752,199
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	2,290,000	2,346,861

		$14,118,110
Montana - 0.1%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A-2”, 3%, 12/01/2043	$1,580,000	$1,604,379
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	1,095,000	1,162,222

		$2,766,601
Nebraska - 0.3%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2034	$850,000	$1,003,442
Douglas County, NE, Educational Facilities Refunding Rev. (Creighton University), “A”, 5.875%, 7/01/2040 (Prerefunded 7/01/2020)	6,355,000	6,929,301
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	695,000	701,394
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	2,080,000	2,156,690

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - continued
Nebraska Investment Finance Authority, Single Family Housing Rev., “E”, 3%, 3/01/2043	$315,000	$316,537

		$11,107,364
Nevada - 0.0%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	$630,000	$643,684
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	760,000	767,402

		$1,411,086
New Hampshire - 0.3%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$4,610,000	$4,897,756
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	460,000	492,430
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	185,000	185,087
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,600,000	1,818,080
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,595,000	1,788,410

		$9,181,763
New Jersey - 5.2%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2032	$360,000	$405,720
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	485,000	539,087
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	600,000	663,048
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “B”, AGM, 5%, 3/01/2032	1,665,000	1,876,455
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “B”, AGM, 5%, 3/01/2037	1,670,000	1,863,002

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	$355,000	$401,846
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	603,180
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	920,678
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	599,461
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	598,445
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	1,970,000	2,201,436
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	2,190,000	2,429,170
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	1,095,000	1,182,425
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,570,000	1,671,453
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	533,680
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	519,500
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,571,131
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	957,679
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	435,000	477,882
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	610,000	656,531
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	510,000	548,092
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	2,855,000	3,045,600
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	595,000	610,369
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	6,250,000	6,818,625
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	400,000	450,412

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	$370,000	$416,631
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,385,000	3,621,002
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/2039	5,000,000	5,241,550
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,915,000	1,873,081
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,400,000	8,016,540
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	485,000	522,534
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,195,000	4,467,885
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	5,485,000	6,044,031
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2031	2,105,000	2,287,861
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2032	2,100,000	2,278,815
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2033	1,775,000	1,918,527
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2034	1,785,000	1,923,230
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2035	1,575,000	1,692,952
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2036	1,835,000	1,969,304
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2037	3,040,000	3,257,360
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/2030	1,150,000	1,155,497
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1A”, 2.75%, 12/01/2027	6,015,000	5,843,031

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1A”, 3.5%, 12/01/2029	$2,925,000	$2,924,386
New Jersey Higher Education Student Assistance Authority, Student Loan Rev., “1B”, 2.95%, 12/01/2028	14,730,000	14,557,659
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	25,600,000	25,697,792
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	3,985,000	3,983,884
New Jersey Transportation Trust Fund Authority, “B”, AMBAC, 5.5%, 9/01/2026	3,525,000	4,037,500
New Jersey Transportation Trust Fund Authority, Capital Appreciation Transportation Systems, “C”, AMBAC, 0%, 12/15/2035	3,725,000	1,651,106
New Jersey Transportation Trust Fund Authority, Capital Appreciation Transportation Systems, “C”, AMBAC, 0%, 12/15/2036	9,720,000	4,092,314
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	3,985,000	4,425,701
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2030	8,585,000	8,634,020
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2031	6,865,000	6,904,199
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2020	3,325,000	3,585,547
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,497,000

		$170,665,846
New Mexico - 0.9%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2031	$2,500,000	$2,945,125
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2033	2,300,000	2,691,138
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	9,975,000	10,705,569
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	11,435,000	11,880,393

		$28,222,225
New York - 3.8%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,015,000	$2,166,508
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	4,385,000	4,762,110

50

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	$1,610,000	$432,993
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	1,610,000	1,330,118
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,578,310
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	1,080,000	1,174,867
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	1,500,000	1,633,995
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,450,000	2,714,061
Metropolitan Transportation Authority (Hudson Rail Yards Trust), “A”, 5%, 11/15/2046	13,870,000	14,429,100
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	100,000	109,287
New York Dormitory Authority Rev., Non-State Supported Debt (Memorial Sloan-Kettering Cancer), “1”, 5%, 7/01/2042	3,500,000	4,006,590
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030 (Prerefunded 2/15/2019)	1,475,000	1,534,959
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035 (Prerefunded 2/15/2019)	1,395,000	1,449,335
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	200,000	217,282
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/2025	5,000,000	5,631,250
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/2029 (Put Date 5/01/2020)	3,485,000	3,477,228
New York Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds Rev. (New York City Municipal Water Finance Authority Projects-Second Resolution Bonds), “B”, 5%, 6/15/2025	2,300,000	2,527,056
New York Environmental Facilities Corp., State Revolving Funds Rev., “C”, 5%, 5/15/2041	2,745,000	2,983,019
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	11,660,000	14,469,360
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	3,190,000	3,497,006

51

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	$2,300,000	$2,519,305
New York Mortgage Agency Rev., “54”, 4%, 4/01/2047	4,875,000	5,147,610
New York Mortgage Agency Rev., “208”, 4%, 10/01/2048	8,290,000	8,764,271
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	3,325,000	3,442,738
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	1,490,000	1,582,678
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	765,000	806,126
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2034	1,455,000	1,695,497
New York, NY, “B-1”, 5%, 12/01/2041	3,500,000	3,993,045
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	5,574,420	5,780,897
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	1,025,000	1,187,483
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,570,000	1,684,469
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “CC-1”, 5%, 6/15/2046	7,000,000	7,934,500
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	1,170,000	1,170,702
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	110,000	114,503
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	110,000	114,673
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,765,000	1,854,609
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,315,000	2,548,028
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	950,000	1,049,057
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	480,000	528,480
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	2,710,000	2,931,136

		$124,974,241

52

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 0.6%
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	$100,000	$106,885
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	370,000	388,104
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	1,350,000	1,411,209
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	205,000	228,837
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	260,000	279,198
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	285,000	301,995
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	610,000	671,336
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	1,195,000	1,306,231
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,440,000	2,665,310
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	975,000	1,065,032
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2031	1,600,000	1,848,448
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2031	1,250,000	1,323,612
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2033	1,375,000	1,446,087
University of North Carolina Board of Governors, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	5,065,000	5,636,585

		$18,678,869
North Dakota - 0.4%
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	$3,105,000	$3,416,494
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,620,000	3,944,895
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2043	2,585,000	2,803,458
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	1,555,000	1,679,664

53

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Dakota - continued
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$895,000	$931,337

		$12,775,848
Ohio - 2.1%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/2024 (Prerefunded 2/15/2022)	$1,500,000	$1,664,250
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	8,435,000	8,255,841
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	8,500,000	8,553,125
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,225,000	1,266,172
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,040,000	1,148,597
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 4.75%, 2/15/2047	4,065,000	4,162,316
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2052	890,000	974,176
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2057	9,355,000	10,196,482
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	1,915,000	2,041,141
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	2,770,000	2,974,703
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	190,000	189,837
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	250,000	250,583
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	330,000	335,999
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	3,000,000	3,295,890
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,740,000	8,575,765
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	130,000	142,810
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	720,000	753,977
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	925,000	956,691

54

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	$1,130,000	$1,212,479
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	405,000	446,022
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,702,175
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	8,960,517

		$70,059,548
Oklahoma - 1.1%
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/2038	$185,000	$188,841
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	4,855,000	5,163,487
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	5,590,000	6,007,517
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,590,067
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	150,000	169,549
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	810,000	899,926
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	1,135,000	1,241,565
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	1,215,000	1,347,119
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	1,140,000	1,259,871
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2052	1,625,000	1,811,079
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2057	2,310,000	2,558,071
Oklahoma Industrial Authority Rev. (Oklahoma Medical Research Foundation), 5.5%, 7/01/2029 (Prerefunded 7/01/2018)	4,000,000	4,037,960
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	755,000	807,737
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,670,000	4,925,963
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	255,000	274,513

55

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	$3,365,000	$3,617,577
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	1,440,000	1,548,057

		$37,448,899
Oregon - 0.9%
Oregon Facilities Authority Rev. (Legacy Health), “A”, 5%, 6/01/2046	$9,000,000	$10,059,120
Oregon Health & Sciences University Rev., “B”, 5%, 7/01/2034	7,500,000	8,641,350
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,340,000	1,497,718
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2030	4,000,000	4,744,880
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2033	1,750,000	2,054,080
Washington, Yamhill & Multnomah Counties, OR, Hillsboro School District 1J, 5%, 6/15/2032	1,455,000	1,720,755
Washington, Yamhill & Multnomah Counties, OR, Hillsboro School District 1J, 5%, 6/15/2035	425,000	497,722

		$29,215,625
Pennsylvania - 6.4%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	$240,000	$261,444
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2047	720,000	778,370
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/2028 (Prerefunded 10/15/2018)	1,125,000	1,150,515
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2027	2,000,000	2,234,840
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	530,000	596,875
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	550,000	618,046
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	470,000	526,997
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	215,000	240,723
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	1,115,000	1,148,138
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	530,000	551,878
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	645,000	666,491

56

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	$490,000	$514,598
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2032	1,475,000	1,656,041
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2033	1,260,000	1,407,811
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Rev., 5%, 6/01/2034	630,000	700,503
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	715,000	749,163
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	1,910,000	1,990,984
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	730,000	780,297
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,275,000	1,387,736
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	915,000	1,012,383
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	745,000	769,540
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	4,540,000	4,697,901
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	505,000	518,297
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	85,000	87,254
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/2029	1,440,000	1,561,392
Delaware County, PA, Authority College Rev. (Neumann College), 6%, 10/01/2025 (Prerefunded 10/01/2018)	490,000	500,427
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	410,000	410,996
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	9,640,000	9,761,175
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.094% (LIBOR-3mo. + 0.75%), 6/01/2037	7,315,000	6,484,821
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	395,616

57

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	$470,000	$501,410
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	485,000	512,912
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	265,000	279,350
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	670,000	759,887
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	250,000	275,960
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	9,610,000	10,524,872
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2036	12,095,000	5,528,020
Luzerne County, PA, “A”, AGM, 5%, 12/15/2019	510,000	531,869
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	755,000	826,884
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	675,000	758,005
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	690,000	779,873
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	630,000	718,061
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	5,835,000	6,560,757
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	1,095,000	1,241,588
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	1,095,000	1,097,278
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	1,029,515
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2031	1,140,000	1,278,065
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	1,780,000	1,961,578
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.6%, 8/01/2045 (Put Date 5/01/2018)	4,845,000	4,843,256
Pennsylvania Economic Development Financing Authority Rev., Solid Waste Refunding (Republic Services, Inc. Project), “A”, 1.5%, 4/01/2019 (Put Date 7/01/2018)	2,465,000	2,465,000
Pennsylvania Economic Development Financing Authority Rev., Solid Waste Refunding (Republic Services, Inc. Project), “B”, 1.45%, 12/01/2030 (Put Date 7/01/2018)	2,030,000	2,030,000

58

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$3,110,000	$3,284,720
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	510,000	554,074
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	2,305,000	2,531,996
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 10/01/2044	3,915,000	4,071,326
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2033	4,215,000	4,770,916
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	250,000	282,125
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	415,000	454,450
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	315,000	322,434
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,090,000	2,139,387
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	1,700,000	1,739,338
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,530,000	1,568,571
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	1,180,000	1,218,893
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,425,000	2,555,465
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	1,175,000	1,238,250
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	150,000	164,027
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	355,000	390,188
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	1,040,000	1,169,522
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	10,810,000	12,033,043
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2037	2,080,000	2,256,238

59

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2058	$8,300,000	$8,814,683
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.25%, 12/01/2047	350,000	342,759
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.5%, 12/01/2058	505,000	493,486
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	565,000	601,081
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	1,005,000	1,064,426
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	1,570,000	1,654,231
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	5,490,000	6,182,179
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2047	5,450,000	6,113,973
Philadelphia, PA, Gas Works Rev., “14”, AGM, 5%, 10/01/2033	2,910,000	3,360,061
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,020,000	1,068,287
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,900,000	2,075,807
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	310,000	349,844
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	770,000	863,278
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	385,000	430,576
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	385,000	429,521
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	385,000	428,817
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	1,160,000	1,282,519
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	1,020,000	1,126,702
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	255,000	281,285
Reading, PA, School District, “A”, 5%, 4/01/2020	1,000,000	1,053,740
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), 5%, 4/01/2028	1,870,000	2,000,339
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2030	2,000,000	2,252,640
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	7,820,000	8,757,774
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	22,255,000	24,870,630

60

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	$165,000	$165,766
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	80,000	82,106
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	445,000	479,683
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	435,000	460,134

		$208,496,682
Puerto Rico - 5.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$3,235,000	$3,239,982
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	2,980,000	2,699,314
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	790,000	793,160
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	850,000	925,862
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	625,000	664,313
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	1,630,000	1,733,864
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	2,075,000	2,211,120
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	5,005,000	5,009,204
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	365,000	352,481
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	17,370,000	16,842,299
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	4,305,000	4,608,287
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	8,390,000	7,978,219
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	660,000	660,733
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	3,225,000	3,216,131
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	1,800,000	1,784,628
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	3,880,000	4,129,057

61

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	$5,510,000	$5,871,125
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	985,000	952,603
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	3,330,000	3,205,291
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	6,740,000	7,181,605
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	100,000	99,008
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	500,000	474,795
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	880,000	799,858
Commonwealth of Puerto Rico Highway & Transportation Authority Unrefunded Rev., “A”, NATL, 5%, 7/01/2038	570,000	519,253
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,890,000	2,932,396
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	570,000	579,263
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Capital Appreciation, “A”, AMBAC, 0%, 7/01/2034	15,570,000	6,102,350
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Capital Appreciation, “A”, AMBAC, 0%, 7/01/2035	2,360,000	873,153
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	10,035,000	10,323,908
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 3.021%, 7/01/2018	4,365,000	4,366,309
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 5.5%, 7/01/2029	2,415,000	2,622,545
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	785,000	817,295
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	285,000	286,713
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,560,000	2,565,504
Commonwealth of Puerto, Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	640,000	661,165
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2020	510,000	510,898
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	7,015,000	6,790,169
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	445,000	438,356
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	1,915,000	1,872,985

62

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	$50,000	$50,208
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,505,000	1,517,401
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	225,000	208,406
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	905,000	904,457
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	160,000	158,893
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	210,000	207,608
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	110,000	110,174
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	520,000	519,688
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	230,000	226,322
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	4,730,000	4,730,851
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	560,000	560,039
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	970,000	963,288
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	35,000	34,400
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	360,000	360,968
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,385,000	1,383,878
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	730,000	733,015
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	90,000	96,246
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	280,000	280,991
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	765,000	764,518
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	2,295,000	2,264,178
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	3,025,000	2,965,891
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	1,420,000	1,373,296

63

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	$2,805,000	$2,628,790
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	305,000	305,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	150,000	146,207
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	45,000	44,831
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	515,003
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	470,000	468,238
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	583,320
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	155,000	146,091
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,205,000	2,056,162
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	639,975
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	735,000	652,313

64

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	$790,000	$677,425
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	468,700
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	480,000	482,208
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	3,755,000	3,875,273
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	7,285,000	7,525,041
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	4,970,000	5,118,504
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	755,000	775,211
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	190,000	190,334
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2023	1,100,000	1,146,057
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,600,000	1,603,440
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	345,000	345,693
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	400,000	400,336
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	4,660,000	4,876,643
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	425,000	425,094
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	45,000	47,235
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	1,515,000	1,534,498
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	7,480,000	963,274
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	4,650,000	1,210,348
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	3,740,000	920,676
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	8,265,000	1,920,621

65

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	$3,620,000	$795,061
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	11,170,000	2,325,706
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	1,225,000	241,852
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	25,085,000	4,697,417
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	350,000	346,056

		$189,208,550
Rhode Island - 0.7%
Providence, RI, “A”, 5%, 1/15/2025	$1,345,000	$1,487,987
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/2039 (Prerefunded 5/15/2019)	7,645,000	8,095,520
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/2021	4,890,000	4,873,081
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	1,120,000	1,210,406
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/2022	1,500,000	1,495,455
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	700,000	764,589
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/2023	2,500,000	2,491,625
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	2,500,000	2,549,725

		$22,968,388
South Carolina - 1.6%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$2,490,165
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	2,000,000	2,300,060
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2028	650,000	752,817
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2029	500,000	577,295
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	3,880,000	4,280,494
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	4,150,000	4,612,684
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	5,750,000	6,113,457

66

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	$8,000,000	$8,867,760
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	835,000	866,229
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	260,000	268,364
South Carolina Ports Authority, 5.25%, 7/01/2050	3,075,000	3,402,026
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	2,745,000	2,944,452
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	6,550,000	7,025,923
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/2036	2,920,000	3,103,230
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2034	1,250,000	1,445,200
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	1,415,000	1,629,896
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	1,045,000	1,201,029

		$51,881,081
South Dakota - 0.1%
South Dakota Educational Enhancement Funding Corp.,
Tobacco Settlement Rev., “B”, 5%, 6/01/2024	$1,000,000	$1,109,060
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2025	1,000,000	1,101,970
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2026	1,400,000	1,535,716

		$3,746,746
Tennessee - 2.0%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$10,310,000	$11,036,030
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	3,000,000	3,182,130
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2042	9,315,000	10,256,001
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2047	3,940,000	4,322,535
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2030	790,000	878,828
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	1,980,000	2,156,438

67

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2029 (Prerefunded 5/15/2021)	$4,765,000	$5,223,536
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2030 (Prerefunded 5/15/2021)	2,500,000	2,740,575
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2035	2,685,000	2,999,655
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,450,000	1,607,803
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Rhodes College), 4%, 8/01/2036	920,000	971,272
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,500,000	1,567,905
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	1,665,000	1,854,344
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	2,385,000	2,693,070
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	2,215,000	2,525,809
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	2,805,000	3,261,962
Tennessee Housing Development Agency, Residential Financing Program Rev., “1”, 4%, 1/01/2043	2,910,000	3,081,574
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/2045	1,715,000	1,794,696
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	270,000	270,740
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	1,230,000	1,233,419

		$63,658,322
Texas - 6.1%
Arlington, TX, (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	$1,200,000	$1,373,820
Arlington, TX, (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	980,000	1,117,523
Arlington, TX, (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	5,100,000	5,765,244
Arlington, TX, Higher Education Finance Corp. (Harmony Public Schools), “A”, PSF, 5%, 2/15/2041	6,000,000	6,736,740
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	1,070,000	1,198,603

68

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	$715,000	$817,710
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,055,000	1,205,496
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	200,000	219,732
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	490,000	547,546
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	315,000	353,846
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	460,000	513,038
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,355,590
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/2036 (a)(d)	1,595,000	39,875
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/2033	2,100,000	2,147,607
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/2033	7,310,000	7,494,724
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), “A”, PSF, 5%, 8/15/2039	3,190,000	3,620,969
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	2,355,000	2,612,590
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,425,000	1,585,455
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	1,875,000	2,031,094
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,750,000	1,882,895
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039	8,250,000	8,824,282
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	415,000	443,822
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028	455,000	501,947
Fort Worth, TX, Independent School District, Unlimited Tax School Building, PSF, 5%, 2/15/2039	3,685,000	4,097,499
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	116,013	1
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/2032 (Prerefunded 11/15/2018)	8,235,000	8,436,428
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/2035 (Prerefunded 11/15/2019)	1,560,000	1,648,936

69

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 12/01/2027 (Prerefunded 12/01/2018)	$1,795,000	$1,858,687
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	2,050,000	2,126,075
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	225,000	247,842
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	545,000	598,290
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	900,000	324,063
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	2,250,000	625,342
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,855,000	2,023,415
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	855,000	893,783
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,702,182
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	2,135,000	2,324,118
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	725,000	791,424
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	3,215,000	3,397,323
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031	2,310,000	2,496,556
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	90,000	90,164
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,565,000	1,701,343
Katy, TX, Independent School District Rev. (Fort Bend, Harris, & Waller Counties), “D”, PSF, 5%, 2/15/2032	1,000,000	1,172,500
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,470,000	1,558,288
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A“, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,230,000	4,549,111
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), ”A“, 6.3%, 11/01/2029	2,520,000	2,702,902
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	770,000	819,888

70

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”A“, 1.45%, 1/01/2020 (Put Date 7/01/2018)	$10,010,000	$10,010,000
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2038	490,000	543,513
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2048	735,000	807,383
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton, L.L.C. - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,780,000	1,912,040
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”B-1“, 3.25%, 11/15/2022	205,000	202,224
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), ”B-2“, 3%, 11/15/2021	120,000	119,509
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.25%, 7/01/2037	555,000	545,654
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.5%, 7/01/2042	555,000	551,720
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 5%, 7/01/2047	555,000	574,064
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), ”A-1“, 4.75%, 7/01/2052	835,000	839,292
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2031	190,000	213,577
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 4%, 7/01/2036	955,000	964,989
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2046	6,220,000	6,845,421

71

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2051	$1,910,000	$2,094,907
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4%, 7/01/2031	310,000	315,658
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4.25%, 7/01/2036	470,000	480,481
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 5%, 7/01/2046	1,250,000	1,327,050
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”B“, 4.75%, 7/01/2051	1,090,000	1,134,428
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2031	115,000	121,673
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2036	75,000	78,249
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	355,000	393,304
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	355,000	383,347
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	895,000	964,300
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2037	840,000	916,852
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2042	990,000	1,078,219
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), ”A“, AGM, 5%, 4/01/2046	1,585,000	1,703,685
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2032	110,000	110,779
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2037	125,000	125,085
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2042	150,000	148,949

72

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5.25%, 6/15/2048	$300,000	$301,095
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	4,380,000	4,812,832
San Antonio, TX, Electric & Gas Systems Rev., 5%, 2/01/2031	6,000,000	6,958,440
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), ”A“, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,795,000	3,103,261
Spring Independent School District, TX, Unlimited Tax School Building, PSF, 5%, 8/15/2042	10,000,000	11,469,800
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	395,000	422,026
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.375%, 11/15/2044 (Prerefunded 11/15/2019)	3,100,000	3,324,378
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,160,000	1,233,115
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	1,385,000	1,456,521
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	1,505,000	1,573,733
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), ”B-3“, 3.875%, 11/15/2022	360,000	360,126
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	8,245,000	7,284,128
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), ”A-1“, 5%, 10/01/2044	785,000	830,891
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,758,090
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,195,000	1,386,176
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	1,000,000	1,144,820
Texas State University, Financing System Rev., ”A“, 5%, 3/15/2032	5,000,000	5,826,700

73

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	$590,000	$664,063
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	2,575,000	2,906,299
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	110,000	118,678
University of Texas, System Rev., ”J“, 5%, 8/15/2028	5,000,000	5,901,050

		$199,918,882
Utah - 0.2%
Intermountain Power Agency, UT, Power Supply Rev., ”A“, 5%, 7/01/2022	$1,250,000	$1,260,500
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	150,000	153,282
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	795,000	826,999
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	1,000,000	1,105,720
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	3,495,000	3,856,732

		$7,203,233
Vermont - 0.1%
Burlington, VT, Airport Rev., ”A“, 5%, 7/01/2022	$315,000	$340,764
Burlington, VT, Airport Rev., ”A“, 4%, 7/01/2028	2,020,000	2,095,790
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028)	375,000	374,063
Vermont Housing Finance Agency, Multi-Purpose Rev., ”C“, 4%, 11/01/2043	760,000	786,136

		$3,596,753
Virginia - 1.0%
Commonwealth of Virginia, Board of Transportation, Federal Transportation Grant Anticipation Refunding Rev., 5%, 3/15/2027	$5,710,000	$6,833,157
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2035	2,000,000	2,094,420
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2036	2,730,000	2,852,277
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2037	2,905,000	3,028,085

74

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2040	$6,000,000	$6,196,560
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,125,000	2,310,576
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, AGM, 8.621%, 8/23/2027 (p)	3,850,000	4,706,278
Manassas Park, VA, Economic Development Authority Lease Rev., ”A“, 6%, 7/15/2035 (Prerefunded 7/15/2020)	845,000	923,019
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), ”B“, 5.25%, 7/01/2030	800,000	874,400
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), ”B“, 5.25%, 7/01/2035	715,000	770,684
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	711,769
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”A“, 6.375%, 3/01/2019 (a)(d)	529,029	11

		$31,301,236
Washington - 2.1%
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., ”S-1“, 5%, 11/01/2041	$13,000,000	$14,953,250
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	2,255,000	2,350,657
Seattle, WA, Port Rev., ”B“, 5%, 8/01/2024	3,000,000	3,320,010
State of Washington, ”A“, 5%, 7/01/2033 (Prerefunded 7/01/2018)	5,000,000	5,042,650
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,450,000	1,535,652
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,690,000	3,919,260
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/2036 (Prerefunded 8/01/2018)	5,285,000	5,365,913
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,480,000	1,649,682
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2036	985,000	1,095,438
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,060,000	1,176,176
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,165,000	2,294,510

75

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2036	$825,000	$877,800
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2046	615,000	645,147
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), ”A“, 5%, 1/01/2051	665,000	695,131
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), ”B-2“, 4.875%, 1/01/2022	145,000	145,054
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2037	12,000,000	13,437,480
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2039	7,985,000	8,923,238

		$67,427,048
West Virginia - 0.2%
Monongalia County, WV, Board of Education, 5%, 5/01/2029	$1,445,000	$1,589,500
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	395,000	443,344
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), ”A“, 4.5%, 6/01/2027	160,000	159,872
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), ”A“, 5.5%, 6/01/2037	375,000	387,506
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	2,110,000	2,129,771
West Virginia Water Development Authority Rev. (Loan Program II), ”A-II“, 5%, 11/01/2033	675,000	766,577

		$5,476,570
Wisconsin - 1.7%
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), ”A“, 5%, 7/15/2026	$2,215,000	$2,389,874
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), ”A“, 5%, 7/15/2028	665,000	714,676
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 5%, 2/15/2047	2,465,000	2,687,737
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	430,000	463,450

76

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	$1,390,000	$1,505,565
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2040	465,000	487,241
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2045	630,000	658,256
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2050	2,560,000	2,665,958
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	120,000	123,820
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	120,000	123,494
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	320,000	329,050
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 4%, 9/01/2020	85,000	87,340
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2025	100,000	108,491
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2030	165,000	172,913
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2038	220,000	226,428
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	655,000	699,291
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	605,000	643,545
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027	7,060,000	7,515,864
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	3,170,000	3,666,612
Wisconsin Public Finance Authority Rev. (Celanese Corp.), ”B“, 5%, 12/01/2025	620,000	697,959
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2037	3,605,000	3,989,401
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2037	995,000	1,082,451
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2042	960,000	1,040,640

77

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2047	$2,320,000	$2,507,410
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2052	200,000	215,446
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”B-2“, 3.5%, 11/15/2023	1,305,000	1,314,513
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”B-3“, 3%, 11/15/2022	1,795,000	1,798,464
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.125%, 11/15/2029	490,000	518,827
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.5%, 11/15/2034	455,000	485,321
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.75%, 11/15/2044	375,000	403,545
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 6%, 11/15/2049	740,000	804,632
Wisconsin Public Finance Authority Solid Waste Disposal Refunding Rev. (Waste Management, Inc. Project), ”A-1“, 1.6%, 6/01/2023 (Put Date 5/01/2018)	1,210,000	1,209,564
Wisconsin Public Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A-3“, 1.6%, 9/01/2027 (Put Date 5/01/2018)	6,785,000	6,780,726
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2022	1,090,000	1,151,563
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5.25%, 7/01/2028	1,260,000	1,366,898
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2042	1,600,000	1,695,760
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”C“, 5%, 7/01/2042	1,630,000	1,724,915

		$54,057,640
Total Municipal Bonds (Identified Cost, $3,143,094,128)		$3,232,574,231

78

Portfolio of Investments – continued

Investment Companies (h) - 1.4%
Issuer	Shares/Par	Value ($)
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 1.71% (v) (Identified Cost, $43,759,248)	43,763,624	$43,759,248

Other Assets, Less Liabilities - (0.5)%		(15,189,876)
Net Assets - 100.0%		$3,261,143,603

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $43,759,248 and $3,232,574,231, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,924,850, representing 0.2% of net assets.
(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
GNMA	Government National Mortgage Assn.
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

79

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,143,094,128)	$3,232,574,231
Investments in affiliated issuers, at value (identified cost, $43,759,248)	43,759,248
Receivables for
Investments sold	12,614,634
Fund shares sold	2,836,122
Interest	41,109,263
Other assets	10,498
Total assets	$3,332,903,996
Liabilities
Payable to custodian	$299,581
Payables for
Distributions	1,286,283
Investments purchased	48,057,696
Fund shares reacquired	3,617,136
Interest expense and fees	113,900
Payable to the holders of the floating rate certificates from trust assets	16,998,596
Payable to affiliates
Investment adviser	83,065
Shareholder servicing costs	983,279
Distribution and service fees	56,417
Payable for independent Trustees’ compensation	9,454
Accrued expenses and other liabilities	254,986
Total liabilities	$71,760,393
Net assets	$3,261,143,603
Net assets consist of
Paid-in capital	$3,182,322,958
Unrealized appreciation (depreciation)	89,480,103
Accumulated net realized gain (loss)	(10,648,624)
Accumulated distributions in excess of net investment income	(10,834)
Net assets	$3,261,143,603
Shares of beneficial interest outstanding	377,792,096

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,418,893,342	164,342,993	$8.63
Class B	18,134,838	2,097,524	8.65
Class C	181,792,743	20,984,699	8.66
Class I	672,870,192	78,006,487	8.63
Class R6	492,474,140	57,141,428	8.62
Class A1	476,864,405	55,205,788	8.64
Class B1	113,943	13,177	8.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $9.01 [100 / 95.75 x $8.63] and $9.02 [100 / 95.75 x $8.64], respectively. On sales of $100,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on rdemptions of Class A, Class B, Class C, Class A1 and Class B1 shares. Redemption price per share was equal to the net asset value per share for Classes I and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

80

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$131,840,162
Dividends from affiliated issuers	715,609
Total investment income	$132,555,771
Expenses
Management fee	$11,771,223
Distribution and service fees	5,403,812
Shareholder servicing costs	2,741,845
Administrative services fee	497,736
Independent Trustees’ compensation	47,953
Custodian fee	243,669
Shareholder communications	118,082
Audit and tax fees	60,683
Legal fees	44,419
Interest expense and fees	280,505
Miscellaneous	335,910
Total expenses	$21,545,837
Fees paid indirectly	(2,283)
Reduction of expenses by investment adviser and distributor	(992,243)
Net expenses	$20,551,311
Net investment income (loss)	$112,004,460
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,613,046
Affiliated issuers	(10,977)
Net realized gain (loss)	$2,602,069
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(13,928,172)
Affiliated issuers	3,049
Net unrealized gain (loss)	$(13,925,123)
Net realized and unrealized gain (loss)	$(11,323,054)
Change in net assets from operations	$100,681,406

See Notes to Financial Statements

81

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	3/31/18	3/31/17
Change in net assets
From operations
Net investment income (loss)	$112,004,460	$90,497,289
Net realized gain (loss)	2,602,069	(10,919,427)
Net unrealized gain (loss)	(13,925,123)	(59,714,438)
Change in net assets from operations	$100,681,406	$19,863,424
Distributions declared to shareholders
From net investment income	$(109,502,996)	$(84,759,109)
Change in net assets from fund share transactions	$348,080,724	$881,091,948
Total change in net assets	$339,259,134	$816,196,263
Net assets
At beginning of period	2,921,884,469	2,105,688,206
At end of period (including accumulated distributions in excess of net investment income of $10,834 and undistributed net investment income of $853,873)	$3,261,143,603	$2,921,884,469

See Notes to Financial Statements

82

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.64	$8.89		$8.85	$8.48	$8.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	(c)	$0.34	$0.32	$0.33
Net realized and unrealized gain (loss)	(0.02)	(0.27)		0.01	0.35	(0.47)
Total from investment operations	$0.29	$0.05		$0.35	$0.67	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)		$(0.31)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$8.63	$8.64		$8.89	$8.85	$8.48
Total return (%) (r)(s)(t)(x)	3.35	0.59	(c)	4.10	8.02	(1.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	(c)	0.79	0.80	0.80
Expenses after expense reductions (f)	0.73	0.73	(c)	0.74	0.74	0.75
Net investment income (loss)	3.49	3.67	(c)	3.88	3.71	3.92
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$1,418,893	$1,234,571		$870,656	$781,630	$736,374
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.72	0.72	(c)	0.73	0.73	0.73

See Notes to Financial Statements

83

Financial Highlights – continued

Class B	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.66	$8.90		$8.86	$8.49	$8.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.26	(c)	$0.27	$0.26	$0.27
Net realized and unrealized gain (loss)	(0.02)	(0.26)		0.02	0.35	(0.48)
Total from investment operations	$0.22	$0.00	(w)	$0.29	$0.61	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.25)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$8.65	$8.66		$8.90	$8.86	$8.49
Total return (%) (r)(s)(t)(x)	2.58	(0.04	)(c)	3.32	7.21	(2.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	(c)	1.54	1.55	1.55
Expenses after expense reductions (f)	1.48	1.49	(c)	1.49	1.49	1.51
Net investment income (loss)	2.75	2.94	(c)	3.12	2.95	3.16
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$18,135	$23,866		$27,926	$28,032	$28,220
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.47	(c)	1.48	1.48	1.49

See Notes to Financial Statements

84

Financial Highlights – continued

Class C	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.67	$8.92		$8.88	$8.51	$8.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.26	(c)	$0.27	$0.26	$0.27
Net realized and unrealized gain (loss)	(0.02)	(0.27)		0.02	0.35	(0.48)
Total from investment operations	$0.22	$(0.01)		$0.29	$0.61	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.25)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$8.66	$8.67		$8.92	$8.88	$8.51
Total return (%) (r)(s)(t)(x)	2.58	(0.16	)(c)	3.31	7.19	(2.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	(c)	1.54	1.55	1.55
Expenses after expense reductions (f)	1.49	1.49	(c)	1.49	1.49	1.51
Net investment income (loss)	2.74	2.92	(c)	3.11	2.94	3.15
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$181,793	$184,018		$180,722	$166,885	$162,443
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.47	(c)	1.48	1.48	1.49

See Notes to Financial Statements

85

Financial Highlights – continued

Class I	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.63	$8.88		$8.84	$8.47	$8.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.34	(c)	$0.36	$0.35	$0.35
Net realized and unrealized gain (loss)	(0.01)	(0.26)		0.02	0.34	(0.47)
Total from investment operations	$0.32	$0.08		$0.38	$0.69	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)		$(0.34)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$8.63	$8.63		$8.88	$8.84	$8.47
Total return (%) (r)(s)(t)(x)	3.73	0.84	(c)	4.36	8.30	(1.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.54	(c)	0.55	0.55	0.55
Expenses after expense reductions (f)	0.49	0.49	(c)	0.49	0.49	0.50
Net investment income (loss)	3.74	3.92	(c)	4.12	3.95	4.13
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$672,870	$974,392		$474,159	$682,371	$546,220
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.47	(c)	0.48	0.48	0.48

See Notes to Financial Statements

86

Financial Highlights – continued

Class R6	Year ended
	3/31/18 (i)
Net asset value, beginning of period	$8.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22
Net realized and unrealized gain (loss)	(0.15)
Total from investment operations	$0.07
Less distributions declared to shareholders
From net investment income	$(0.22)
Net asset value, end of period (x)	$8.62
Total return (%) (r)(s)(t)(x)	0.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.42	(a)
Expenses after expense reductions (f)	0.41	(a)
Net investment income (loss)	3.77	(a)
Portfolio turnover	21
Net assets at end of period (000 omitted)	$492,474
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.40	(a)

See Notes to Financial Statements

87

Financial Highlights – continued

Class A1	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.65	$8.90		$8.85	$8.49	$8.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.35	(c)	$0.36	$0.35	$0.35
Net realized and unrealized gain (loss)	(0.02)	(0.27)		0.03	0.33	(0.47)
Total from investment operations	$0.31	$0.08		$0.39	$0.68	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)		$(0.34)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$8.64	$8.65		$8.90	$8.85	$8.49
Total return (%) (r)(s)(t)(x)	3.61	0.85	(c)	4.48	8.16	(1.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.54	(c)	0.54	0.55	0.55
Expenses after expense reductions (f)	0.49	0.49	(c)	0.49	0.50	0.51
Net investment income (loss)	3.75	3.94	(c)	4.13	3.96	4.17
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$476,864	$504,886		$551,970	$577,992	$584,287
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	(c)	0.48	0.48	0.49

See Notes to Financial Statements

88

Financial Highlights – continued

Class B1	Year ended
	3/31/18	3/31/17		3/31/16	3/31/15	3/31/14
Net asset value, beginning of period	$8.66	$8.90		$8.86	$8.49	$8.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.28	(c)	$0.29	$0.28	$0.29
Net realized and unrealized gain (loss)	(0.02)	(0.26)		0.02	0.35	(0.48)
Total from investment operations	$0.24	$0.02		$0.31	$0.63	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)		$(0.27)	$(0.26)	$(0.27)
Net asset value, end of period (x)	$8.65	$8.66		$8.90	$8.86	$8.49
Total return (%) (r)(s)(t)(x)	2.83	0.19	(c)	3.55	7.46	(2.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	(c)	1.54	1.55	1.55
Expenses after expense reductions (f)	1.24	1.26	(c)	1.27	1.26	1.27
Net investment income (loss)	2.99	3.17	(c)	3.34	3.19	3.39
Portfolio turnover	21	20		22	17	32
Net assets at end of period (000 omitted)	$114	$152		$257	$370	$980
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.23	1.25	(c)	1.25	1.25	1.25

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, August 1, 2017, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

89

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Muncipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Many municipal instruments are supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after

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Notes to Financial Statements – continued

December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

91

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,232,574,231	$—	$3,232,574,231
Mutual Funds	43,759,248	—	—	43,759,248
Total	$43,759,248	$3,232,574,231	$—	$3,276,333,479

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders

92

Notes to Financial Statements – continued

of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2018, the fund’s payable to the holders of the floating rate certificates from trust assets was $16,998,596 and the weighted average interest rate on the floating rate certificates issued by the trust was 1.74% For the year ended March 31, 2018, the average payable to the holders of the floating rate certificates from trust assets was $15,481,981 at a weighted average interest rate of 1.20%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2018, interest expense and fees related to self-deposited inverse floaters amounted to $279,127 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

93

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 3/31/18	Year ended 3/31/17
Ordinary income (including any short-term capital gains)	$1,550,000	$1,042,126
Tax-exempt income	107,952,996	83,716,983
Total distributions	$109,502,996	$84,759,109

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/18
Cost of investments	$3,149,151,216
Gross appreciation	123,806,045
Gross depreciation	(13,622,378)
Net unrealized appreciation (depreciation)	$110,183,667
Undistributed tax-exempt income	9,556,471
Capital loss carryforwards	(31,352,188)
Other temporary differences	(9,567,305)

94

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2018, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
3/31/19	$(7,352,883)

Post-enactment losses which are characterized as follows:
Short-Term	$(23,999,305)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/18 (i)	Year ended 3/31/17
Class A	$45,341,921	$36,339,556
Class B	577,594	709,068
Class C	4,953,451	5,077,315
Class I	37,756,178	22,832,832
Class R6	2,715,204	—
Class A1	18,154,709	19,793,928
Class B1	3,939	6,410
Total	$109,502,996	$84,759,109

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

95

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2018, this management fee reduction amounted to $261,330, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2018 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses did not exceed 0.10% annually of the fund’s average daily net assets. This written agreement was eliminated on July 27, 2017. For the period April 1, 2017 through July 27, 2017, this reduction amounted to $265,422, which is included in the reduction of total expenses in the Statement of Operations. Effective July 28, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6	Class A1	Class B1
0.73%	1.48%	1.48%	0.48%	0.42%	0.48%	1.23%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 through March 31, 2018, this reduction amounted to $437,506, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $125,861 and $2,937 for the year ended March 31, 2018, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

96

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,323,452
Class B	0.75%	0.25%	1.00%	1.00%	216,216
Class C	0.75%	0.25%	1.00%	1.00%	1,862,791
Class B1	0.75%	0.25%	1.00%	0.76%	1,353
Total Distribution and Service Fees					$5,403,812

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2018 based on each class’s average daily net assets. The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2018 based on each class’s average daily net assets. Prior to July 28, 2017, the service fee rate attributable to Class B1 shares within the first year of purchase was 0.25% and the service fee rate attributable to all other Class B1 shares was reduced by MFD to 0.00% under a written agreement that terminated on July 27, 2017. For the period April 1, 2017 through July 27, 2017, this reduction amounted to $110 and is included in the reduction of total expenses in the Statement of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period July 28, 2017 through March 31, 2018, this reduction amounted to $217 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2018, this rebate amounted to $27,575 and $83 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2018, were as follows:

Amount
Class A	$70,964
Class B	28,513
Class C	33,987
Class A1	—
Class B1	176

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Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2018, the fee was $222,306, which equated to 0.0071% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,519,539.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2018 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $5,177 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $9,397 at March 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2018, the fee paid by the fund under this agreement was $5,476 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

98

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On July 31, 2017, MFS purchased 5,702 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended March 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $331,702.

(4) Portfolio Securities

For the year ended March 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,026,846,608 and $644,825,787, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,049,533	$393,786,668	81,544,548	$709,257,465
Class B	94,197	827,680	237,531	2,118,255
Class C	3,286,186	28,882,611	4,522,090	40,259,561
Class I	49,253,278	430,449,961	76,443,314	665,279,828
Class R6	58,148,446	501,209,636	—	—
Class A1	378,134	3,311,653	474,870	4,208,997
Class B1	982	8,606	1,267	11,208
	156,210,756	$1,358,476,815	163,223,620	$1,421,135,314

Shares issued to shareholders in reinvestment of distributions
Class A	4,958,239	$43,321,188	3,904,581	$34,339,750
Class B	61,940	542,274	73,441	649,053
Class C	503,852	4,418,367	502,967	4,449,947
Class I	3,068,844	26,811,257	2,286,155	20,094,377
Class R6	314,258	2,706,197	—	—
Class A1	1,741,211	15,224,426	1,839,398	16,240,093
Class B1	438	3,835	647	5,732
	10,648,782	$93,027,544	8,607,189	$75,778,952

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Notes to Financial Statements – continued

	Year ended 3/31/18 (i)		Year ended 3/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(28,476,849)	$(248,633,305)	(40,563,104)	$(353,279,694)
Class B	(815,616)	(7,143,542)	(690,340)	(6,101,090)
Class C	(4,019,812)	(35,264,495)	(4,066,722)	(35,752,061)
Class I	(87,175,081)	(754,696,815)	(19,261,661)	(167,894,647)
Class R6	(1,321,276)	(11,373,210)	—	—
Class A1	(5,288,704)	(46,261,651)	(5,987,062)	(52,679,135)
Class B1	(5,769)	(50,617)	(13,227)	(115,691)
	(127,103,107)	$(1,103,423,635)	(70,582,116)	$(615,822,318)

Net change
Class A	21,530,923	$188,474,551	44,886,025	$390,317,521
Class B	(659,479)	(5,773,588)	(379,368)	(3,333,782)
Class C	(229,774)	(1,963,517)	958,335	8,957,447
Class I	(34,852,959)	(297,435,597)	59,467,808	517,479,558
Class R6	57,141,428	492,542,623	—	—
Class A1	(3,169,359)	(27,725,572)	(3,672,794)	(32,230,045)
Class B1	(4,349)	(38,176)	(11,313)	(98,751)
	39,756,431	$348,080,724	101,248,693	$881,091,948

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2018, the fund’s commitment fee and interest expense were $20,948 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

100

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		42,099,106	735,985,134	(734,320,616)	43,763,624

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(10,977)	$3,049	$—	$715,609	$43,759,248

101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

102

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

103

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

104

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

105

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

106

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

107

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty
Geoffrey Schechter

108

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

109

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.58% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

110

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

111

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

112

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the current Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2018 and 2017, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	46,924	45,442
MFS Arkansas Municipal Bond Fund	46,924	45,442
MFS California Municipal Bond Fund	46,924	45,442
MFS Georgia Municipal Bond Fund	46,924	45,442
MFS Maryland Municipal Bond Fund	46,924	45,442
MFS Massachusetts Municipal Bond Fund	46,924	45,442
MFS Mississippi Municipal Bond Fund	46,924	45,442
MFS Municipal Income Fund	52,839	51,230
MFS New York Municipal Bond Fund	46,924	45,442
MFS North Carolina Municipal Bond Fund	46,924	45,442
MFS Pennsylvania Municipal Bond Fund	46,924	45,442
MFS South Carolina Municipal Bond Fund	46,924	45,442
MFS Tennessee Municipal Bond Fund	46,924	45,442
MFS Virginia Municipal Bond Fund	46,924	45,442
MFS West Virginia Municipal Bond Fund	46,924	45,442

Total	709,775	687,418

For the fiscal years ended March 31, 2018 and 2017, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Arkansas Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS California Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Georgia Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Maryland Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Massachusetts Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Mississippi Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Municipal Income Fund	0	0	6,058	5,928	0	0
To MFS New York Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS North Carolina Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Pennsylvania Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS South Carolina Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Tennessee Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS Virginia Municipal Bond Fund	0	0	5,995	5,866	0	0
To MFS West Virginia Municipal Bond Fund	0	0	5,995	5,866	0	0
Total fees billed by Deloitte to above Funds:	0	0	89,988	88,052	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	0	0	0	5,390	0

	Aggregate fees for non-audit services
	2018	2017
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Municipal Income Fund, MFS and MFS Related Entities#	44,990	877,134
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	44,927	877,072

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: May 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: May 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 16, 2018

*	Print name and title of each signing officer under his or her signature.